[LOGO OF FIFTH THIRD FUNDS APPEARS HERE]


                            [GRAPHIC APPEARS HERE]

                                                 QUALITY GROWTH FUND

                                                 EQUITY INCOME FUND

Fifth Third Funds                                CARDINAL FUND
Stock and Bond Mutual Funds
                                                 PINNACLE FUND

                                                 BALANCED FUND

Annual Report to Shareholders                    MID CAP FUND

                                                 INTERNATIONAL EQUITY FUND

                                                 BOND FUND FOR INCOME

                                                 QUALITY BOND FUND

                                                 U.S. GOVERNMENT SECURITIES FUND

                                                 MUNICIPAL BOND FUND

                                                 OHIO TAX FREE BOND FUND
====================
        July 31,1999

                       NOTICE OF DELIVERY OF PROSPECTUSES,
                     SEMI-ANNUAL REPORTS AND ANNUAL REPORTS

In order to reduce expenses of the Fifth Third Funds incurred in connection with the mailing of prospectuses, prospectus supplements, semi-annual reports and annual reports to multiple shareholders at the same address, Fifth Third Funds may in the future deliver one copy of a prospectus, prospectus supplement, semi-annual report or annual report to a single investor sharing a street address or post office box with other investors, provided that all such investors have the same last name or are believed to be members of the same family. If you share an address with another investor and wish to receive your own prospectus, prospectus supplements, semi-annual reports and annual reports, please call the Trust toll-free at (888) 799-5353.




This report is authorized for distribution to prospective investors only when preceded or accompanied by a prospectus for the Funds, which contains facts concerning the objectives and policies, management fees, expenses and other information.

For more complete information on the Fifth Third Funds, including fees, expenses and sales charges, please call 1-888-799-5353 for a prospectus, which you should read carefully before you invest or send money. The Fifth Third Funds are distributed by BISYS Fund Services, L.P.

Fifth Third Bank and its affiliate Heartland Capital Management, Inc. serve as Investment Advisors to the Funds and receive a fee for their services.

Fifth Third Funds, like all mutual funds:
 .  are NOT FDIC insured
 .  have no bank guarantee
 .  may lose value

                                 YEAR 2000 RISK

Investors should be aware that, like other mutual funds and financial and business organizations around the world, each of the Funds offered by this Prospectus could be adversely impacted if the computer systems used by Fifth Third Bank, BISYS Fund Services L.P. ("BISYS") or other service providers and entities with computer systems that are linked to Fund records do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as "Year 2000 Risk." Fifth Third Bank and BISYS are taking steps that they believe are reasonably designed to address Year 2000 Risk with respect to their computer systems and to obtain satisfactory assurances that comparable steps are being taken by each of the Trust's other service providers. There can be no assurance, however, that these steps will be sufficient to avoid any adverse impact on the Funds.

Letter from the Chief Investment Officer
--------------------------------------------------------------------------------

     Dear Shareholder:

          We are pleased to present the Fifth Third Funds' annual report to Shareholders for the 12-month period ended July 31, 1999. This letter includes an explanation of the principles that guide our investment strategy, comments on recent economic and market conditions and a discussion of our outlook for the coming period.


     Financial markets face volatility

          The stock market performed well during the 12-month period ended July 31, 1999. That performance was driven by strong economic growth, low inflation and relatively low interest rates. The Standard and Poor's 500 Stock Index/1/ posted a 20.20% total return for the 12 month period ended July 31, 1999.

          However, investors experienced significant volatility. Stock prices dropped early in the period as investors worried that severe economic problems in overseas markets such as Asia, Russia and Latin America would hurt U.S. corporate earnings. For example, the S&P 500 declined 14% in August 1999 to a low of 957.28.

          The Federal Reserve Board (the Fed) subsequently lowered short-term interest rates three times to increase liquidity. That action boosted investor confidence in the stock market. During the second half of the period, however, investors began to worry that stronger-than-expected economic growth would fuel a rise in inflation and force the Fed to increase rates in order to slow down the economy. In fact, despite continued low inflation, the Fed opted to raise rates in late June. Stocks rallied during this time due to strong economic growth that helped corporations post solid earnings.

          Large-company stocks continued to outperform shares of smaller firms during much of the period, due to the superior earnings growth of larger firms. In particular, technology stocks were strong performers, as were shares of economically sensitive companies, which benefited from strong economic growth in the second half of the period.

          Conditions in the fixed-income markets were also volatile. Treasury bonds performed well early on, as the overseas financial crisis motivated investors to favor Treasuries over more risky corporate issues. However, concerns about inflation and rising interest rates dampened Treasury bonds' performance later in the period. A heavy supply of high-quality corporate bonds adversely affected such issues during the second half of the period, although lower-quality corporate securities performed well due to their attractive yields.


     A long-term, high-quality investment approach

          The Fifth Third Equity Funds take a long-term approach to investing, reflecting our belief that stock prices over the long-term track the growth in corporate earnings. Our approach calls for identifying high-quality companies with strong growth prospects, and paying reasonable prices for shares of such firms.

          Our strategy of seeking out high-quality growth companies led the Fifth Third equity funds to maintain their strong weightings in the technology sector during the period. We believe technology is where strong growth is found these days--and where growth will be found in the future as more companies spend heavily on computers, software and other technologies that enhance productivity. However, we employ a valuation discipline, and are consequently willing to trim our technology exposure when we feel the stocks are overvalued.

     ---------------
          /1/ Standard & Poor's 500 Stock Index is an unmanaged market index.
              This index does not include transaction costs associated with buying and selling securities, nor does it include any management fees.

--------------------------------------------------------------------------------

     We also increased slightly the funds' exposure to consumer cyclical stocks--such as Home Depot, Lowe's and Wal-Mart Stores, Inc.-which benefit from a strong economy and housing market. We reduced the funds' weighting in financial stocks during the period due to rising interest rates. And we scaled back the funds' exposure to shares of health-care firms because we felt the sector had become overvalued. That said, we continue to expect strong growth from both financial and health care firms going forward, as aging baby boomers spend more money on health care and invest heavily for retirement. We expect to increase the funds' positions in these sectors in the future, when conditions are more favorable.

     The Fifth Third fixed-income funds continued to focus on high-quality issues, which we believe is the best long-term approach for shareholders. The funds maintained neutral average maturities during much of the period due to uncertainty over the strength of the economy and the direction of inflation and interest rates. The fixed-income funds also took advantage of attractive valuations in various sectors of the bond market during the period.


Looking ahead

     We expect the economy will likely continue to grow at a rapid pace during the coming months, while corporate profit growth should remain strong. It appears as though the S&P 500 in 1999 will show positive earnings growth for the eighth year out of the last nine. Such growth would be unprecedented in recent times.

     Meanwhile, however, there are several conflicting signs regarding inflation. Signs that indicate we may see rising inflation ahead include a sharp rise in labor costs during the second quarter of 1999, coupled with a slowdown in the growth of worker productivity. However, manufacturing and housing activity as well as consumer credit increases have slowed recently, indicating that inflationary fears may ease soon. We will watch for evidence that may create a clearer picture of the economy and inflation. Whatever happens, the Fifth Third Funds will not be overly influenced by short-term conditions in the financial markets. No investor consistently can accurately predict short-term movements in the markets. Instead, our equity managers will continue to do what they do best: Invest in companies that they believe stand the best chance of producing strong earnings growth over the long-term. Our bond fund managers also will continue to emphasize high-quality issues and avoid making large commitments regarding the direction of interest rates, while pursuing opportunities to deliver attractive returns and yields to shareholders.


     Sincerely,

     /s/ James D. Berghausen

     James D. Berghausen, CFA
     Chief Investment Officer
     Fifth Third Bank

                                       2
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                      This page intentionally left blank.

Investment Reviews
--------------------------------------------------------------------------------
Fifth Third Quality Growth Fund

An interview with Steven E. Folker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The total return for the Fund was 26.48% on Investment A Shares (before the deduction of sales charge), compared to 20.20% for the S&P 500 Index, one of the Fund's benchmarks.

Q. What economic or market conditions contributed to the Fund's performance?

A. The period began with a decline in corporate profits partly due to weak overseas economies. But the Federal Reserve Board (the Fed) lowered the federal funds rate three times, for a total rate cut of 0.75 percentage points, which helped set off a stock market rally and a surge of economic growth. By June, the Fed was forced to raise the federal funds rate by 0.25 percentage points, due to concerns about strong economic growth and the potential for rising inflation. The market also was marked by the strong performance of three industry sectors-technology, communication services and capital goods.

Q. How did you manage the Fund in that environment?

A. We decreased the Fund's weighting in technology early in the period due to the sector's high valuations. When technology stocks sold off later in the period, we bought back many of the large-company stocks in the sector at attractive prices. As a result, we increased the Fund's technology holdings by 8% during the period. We also found opportunities in capital goods and communication services stocks, which offered attractive valuations.*

Q. What stocks helped boost the Fund's returns?

A. The portfolio's strongest performers were all in the technology sector, which was up 62% during the 12-month period. The best performing stocks included Texas Instruments (3.6% of net assets), Oracle (1.6%), Cisco Systems (3.7%) and Intel (5.4%).*

Q. Did you avoid any sectors?

We avoided sectors that showed too great a dependence on the economic cycle or signs of sluggish long-term growth. Those sectors included basic materials, utilities, and consumer staples. We also reduced the Fund's exposure in the health care sector due in part to concerns about Medicare reform.

Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

A. We believe that the economy will continue to grow, creating modest inflationary pressures, but inflation should remain low. As international economies continue to strengthen, the United States should benefit from their prosperity. We will carefully monitor the valuations of the stocks the Fund owns to be sure that they are at reasonable levels. We also will continue to look for opportunities among sectors that show impressive growth potential, including the technology and consumer cyclical.

Q. What were the Fund's top holdings as of July 31, 1999?

A. The Fund's top five holdings were Intel Corporation (5.4% of net assets), Home Depot (4.7%), Tyco International (4.3%), Freddie Mac (4.0%), and Bank of New York (4.0%).*




----------------
        * The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------

       Growth of $10,000 Invested in the Fifth Third Quality Growth Fund


         Investment   Investment   Institutional      S&P 500       S&P/BARRA      Lipper Growth
         C Shares**   A Shares*        Shares       Stock Index    Growth Index    Funds Average
--------------------------------------------------------------------------------------------------
7/89       10,000        9,550         10,000          10,000         10,000           10,000
7/90       11,109       10,638         11,139          10,647         11,185           10,558
7/91       13,047       12,542         13,133          12,007         12,916           12,062
7/92       14,906       14,401         15,079          13,539         14,503           13,430
7/93       15,041       14,546         15,232          14,713         14,717           15,174
7/94       15,520       15,009         15,716          15,477         15,465           15,918
7/95       19,120       18,491         19,362          19,509         20,217           19,953
7/96       21,511       20,837         21,819          22,739         23,782           21,911
7/97       32,859       32,087         33,599          34,590         37,214           31,543
7/98       37,266       36,619         38,345          41,282         46,486           35,638
7/99       46,865       46,317         48,620          49,623         57,739           41,859

          Average Annual Total Return for the Period Ended July 31, 1999/1/
--------------------------------------------------------------------------------

                Investment A*           Investment C**          Institutional***
                ------------            ------------            -------------
1 Year............ 20.82%.................. 25.76%................. 26.80%
5 Year............ 24.12%.................. 24.74%................. 25.34%
10 Year........... 16.56%.................. 16.70%................. 17.13%

--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Quality Growth Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the Quality Growth Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index and the S&P/BARRA Growth Index, both of which are unmanaged indices generally representative of the stock market, and the Lipper Growth Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The S&P 500 Stock Index and the S&P/BARRA Growth Index do not reflect the deduction of fees associated with a mutual fund. The Lipper Growth Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

--------------------------------------------------------------------------------
Fifth Third Equity Income Fund

An interview with John B. Schmitz, portfolio manager.

Q. How did the Fund perform during the twelve months ended July 31, 1999?

A. The Fund posted a total return of 9.90% on Investment A Shares (before deduction of sales charge). That compared to a 11.57% total return for the Lipper Equity Income Funds Average, and a 20.20% return for the Standard and Poor's 500 Index. We made income distributions of $0.23 during the period, so that the Fund's net asset value fell from $15.38 to $15.18 per share.

Q. What was the environment for stock market investors during the recent period?

A. The period was characterized by considerable volatility. A year ago, fears of a global credit crunch dominated the financial markets. The Russian debt default and continuing economic troubles in Asian and Latin America hurt stock prices and helped spur three interest rate cuts by the Federal Reserve Board. Investors subsequently regained confidence in the equity market, and corporate earnings rebounded nicely.

The Fund typically invests in shares of established, high-quality companies with stable earnings and dividend growth. Early in the period, investors expressed concern that corporate earnings would fall short of expectations. But the companies in which the Fund invests posted strong earnings and the Fund benefited as a result. However, the Fund lagged the S&P 500 during the second half of the period, as shares of less established firms led the index's gains.

Q. How did you manage the Fund in that environment?

A. The Fund's sector allocations remained stable: We maintained overweightings in telecommunications, financial services and capital goods. The Fund was underweighted in the technology sector, which doesn't provide much dividend income.

We sold shares of companies whose fundamentals had deteriorated, eliminating the Fund's positions in stocks such as United Asset Management, Federal Signal and Hubbell. We added positions in Textron (3.2% of net assets), SouthTrust (3.7%), Dana Corporation (4.0%) and Bristol Myers Squibb (0.9%). Two of the Fund's top holdings--ALLTEL (4.3%), up 74% during the period and Ameritech (4.5%), up 48%--performed very well during the period. Both companies have shown accelerated earnings growth, which has driven their stock prices higher.*

The Fund's top five holdings as of July 31, 1999 were GATX (5.7% of assets), Ameritech (4.5%), ALLTEL (4.3%), Mobil (4.5%), and Bank of New York (4.6%).*

Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

A. We expect continued earnings growth amid moderate economic growth. In our opinion, the most difficult period of the global recession appears to be over, and the U.S. economy has weathered the various global crises well. We should see economic growth overseas, which should, in turn, generate further earnings growth in the United States. Regardless of market conditions, we will continue to focus on high-quality companies that can deliver rising dividends over time.

----------------
        * The composition of the Fund's portfolio is subject to change.

--------------------------------------------------------------------------------

        Growth of $10,000 Invested in the Fifth Third Equity Income Fund

               Investment    Investment    Institutional      S&P 500      Lipper Equity Income
               C Shares**    A Shares*         Shares       Stock Index       Funds Average
-----------------------------------------------------------------------------------------------
7/89             10,000         9,550          10,000          10,000             10,000
7/90             10,401        10,013          10,485          10,647              9,995
7/91             11,823        11,505          12,047          12,007             11,072
7/92             13,194        12,962          13,573          13,539             12,543
7/93             13,261        13,151          13,770          14,713             14,063
7/94             13,161        13,168          13,788          15,477             14,645
7/95             15,000        15,174          15,889          19,509             17,108
7/96             17,191        17,540          18,366          22,739             19,611
7/97             24,340        25,026          26,205          34,590             27,329
7/98             28,896        29,923          31,333          41,282             30,524
7/99             31,597        32,885          34,541          49,623             33,894

          Average Annual Total Return for the Period Ended July 31, 1999/1/
--------------------------------------------------------------------------------

                    Investment A*        Investment C**        Institutional***
                    ------------         ------------          -------------
1 Year................  4.98% .............  9.34% ............... 10.24%
5 Year................ 18.99% ............. 19.14% ............... 20.16%
10 Year............... 12.65% ............. 12.19% ............... 13.20%

--------------------------------------------------------------------------------

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Equity Income Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the Equity Income Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered on 1/27/97. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index and the Lipper Equity Income Funds Average. The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. Stock Market as a whole. The Lipper Equity Income Funds Average is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The S&P 500 Stock Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Equity Income Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

Fifth Third Cardinal Fund

An interview with Steven E. Folker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund posted a total return of 34.60% for Investment A Shares (before the deduction of sales charge), during the period compared to a 20.20% return for the S&P 500 Stock Index, one of the Fund's benchmarks.

Q. What economic or market conditions contributed to the Fund's performance?

A. The stock market was characterized by low inflation, low interest rates and strong corporate earnings during much of the period. A decline in corporate profits due to weak overseas economies hurt stock prices in the fall and helped convince the Federal Reserve Board to lower interest rates three times in late 1998. That caused the stock market and the economy to rebound sharply. The bull market broadened in late April as investors began to favor shares of small- and mid-cap companies. Stronger-than-expected economic growth and inflationary concerns during the second half of the period caused the Fed to raise rates slightly in June.

Q. How did you manage the Fund in that environment?

A. We found opportunities in undervalued shares of technology companies during the October correction. As a result, we increased the Fund's technology holdings by 8% during the period. We also found opportunities in other undervalued sectors such as consumer cyclicals and capital goods. Strong performers for the Fund included Texas Instruments (1.1% of net assets), Applied Materials (1.9%) and KLA-Tencor Corporation (0.3%) in the technological sector.*

Q. Did you avoid any sectors?

A. We remained underweighted in basic materials, consumer staples, and energy sectors, due to their low long-term growth potential and high economic sensitivity.

Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

A. In our view, inflation will likely remain low while corporate earnings will continue to strengthen during the next several months. We will look for opportunities among both large- and mid-cap companies in undervalued sectors. We will also weed out stocks that become overvalued.

Q. What were the Fund's top holdings as of July 31, 1999?

A. The Fund's top five holdings were Microsoft (5.5% of net assets.), Lucent Technologies (4.1%), General Electric (4.1%), Marsh & McLennan Companies (4.1) and Intel Corporation (3.7%).*

* The composition of the Fund's portfolio is subject to change.

          Growth of $10,000 Invested in the Fifth Third Cardinal Fund



               Investment         Investment       Institutional
               C Shares**         A Shares*            Shares            S&P 500 Stock Index

      7/89       10000               9550              10000                    10000
      7/90       10261               9799              10261                    10647
      7/91       11555              11035              11555                    12007
      7/92       13491              12884              13491                    13539
      7/93       14086              13453              14086                    14713
      7/94       14916              14245              14916                    15477
      7/95       16723              15970              16723                    19509
      7/96       18905              18054              18905                    22739
      7/97       28292              27019              28292                    34590
      7/98       32392              30934              32410                    41282
      7/99       38639              37211              39285                    49623

       Average Annual Total Return for the Period Ended July 31, 1999/1/

                    Investment A*       Investment C**      Institutional***
                    -------------       --------------      ----------------

1 Year................ 14.90% ............. 19.29% ............ 21.21%
5 Year................ 20.06% ............. 20.97% ............ 21.37%
10 Year............... 14.05% ............. 14.47% ............ 14.66%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Fifth Third Cardinal Fund includes performance of its predecessor fund, The Cardinal Fund, an open-end investment company advised by the Cardinal Management Group, for periods dating back to 5/31/75 and prior to the Fifth Third Cardinal Fund's commencement of operations on 9/21/98. The performance for the Fund shown for the periods prior to 9/21/98 reflects the deduction of fees associated with The Cardinal Fund. If the fees associated with the Fund had been deducted, performance would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 9/21/98. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Index, a managed index generally representative of the stock market. It is also measured against the Lipper Growth Fund's Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. as falling into this category. The Standard & Poor's 500 Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. However, the Lipper Growth Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services.

Fifth Third Pinnacle Fund

An interview with Thomas Maurath, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund's net asset value rose during the period from $32.48 per share to $37.20. The Fund posted a total return of 17.18% on Investment A Shares (before deduction of sales charge)/1/, compared to a 20.20% return for the S&P 500 Stock Index.

Q. What factors affected the Fund's performance during the period?

A. The economy remained relatively strong throughout the period, while inflation remained low. However, we did witness shifts in some of the fundamental underpinnings of the market. Last fall, the markets were reeling from fears of international economic collapse. In the face of weak economic news, the Federal Reserve Board (the Fed) lowered the federal funds rate three times, for a total rate cut of 0.75 percentage points. The stock market responded by posting major gains during the last three months of 1998. Since then, the economy has gained considerable strength and the Fed is now concerned that it may have become too strong. In fact, the Fed raised rates by 0.25 percentage points in June in order to head off rising inflation. Meanwhile, the market's gains have broadened to include small-company stocks and shares of economically sensitive companies.

Q. How did you manage the Fund in that environment?

A. We continued to focus on companies with the potential for improving earnings growth. We increased the Fund's weighting in the technology sector after the shares became undervalued following last October's market correction. The Fund benefited from gains in technology holdings such as EMC (2.2% of net assets), and UNISYS (3.2%).*

Top performers in the telecommunications sector included MCI WorldCom (2.1%) and BellSouth (2.2%). Other stocks that helped the portfolio were in the energy sector, which began to show some improvement early in 1999. The shift, which reflected rising oil prices, benefited both Mobil (2.2%) and Arco (2.3%).*

Q. What is your outlook for the economy, and how will you manage the Fund in that environment?

A. We expect that the U.S. economy will continue to grow, but will slow down from its current torrid pace. Such a slowdown would allow the Fed to end its current rate tightening policy by year-end, creating a favorable environment for both the stock and bond markets. Another important development for the markets is the revised budget outlook: It suggests that the national debt could be reduced significantly in the coming years, which could be very positive for the securities markets. Regardless of short-term economic conditions, we will continue to invest in shares of high-quality companies with improving earnings growth prospects.

Q. What are the Fund's top five holdings?

A. As of July 31, 1999, the Fund's top five holdings were UNISYS (3.2% of net assets), Tyco International (2.9%), IBM (2.7%), General Electric (2.6%) and Microsoft (2.6%).*

/1/ Performance information includes the performance of the Fund's predecessor, The Pinnacle Fund.
*    The composition of the Fund's portfolio is subject to change.

          Growth of $10,000 Invested in the Fifth Third Pinnacle Fund


               Investment    Investment    Institutional
               C Shares**    A Shares*         Shares       S&P 500 Stock Index
--------------------------------------------------------------------------------
7/89             10,000         9,550          10,000            10,000
7/90             11,296        10,788          11,296            10,647
7/91             12,341        11,786          12,341            12,007
7/92             13,172        12,579          13,172            13,539
7/93             14,025        13,394          14,025            14,713
7/94             14,073        13,440          14,073            15,477
7/95             17,483        16,696          17,483            19,509
7/96             21,427        20,463          21,427            22,739
7/97             31,147        29,745          31,147            34,590
7/98             37,690        36,649          38,377            41,282
7/99             43,946        42,947          45,068            49,623

       Average Annual Total Return for the Period Ended July 31, 1999/1/

                   Investment A*        Investment C**         Institutional***

1 Year............... 11.93% ............. 16.60% ................. 17.44%
5 Year............... 25.00% ............. 25.58% ................. 26.21%
10 Year.............. 15.69% ............. 15.96% ................. 16.25%

Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Fifth Third Pinnacle Fund includes performance of its predecessor fund, The Pinnacle Fund, an open-end investment company advised by Heartland Capital Management, Inc., for periods dating back to 7/31/89 and prior to the Fifth Third Pinnacle Fund's commencement of operations on 3/9/98. The performance for the Fund shown for the periods prior to 3/9/98 reflects the deduction of fees associated with The Pinnacle Fund. If the fees associated with the Fund had been deducted, performance would have been lower. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 3/9/98. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index. The S&P 500 Stock Index is an unmanaged index that is generally representative of the U.S. stock market as a whole. The S&P 500 Stock Index does not reflect the deduction of fees associated with a mutual fund.

Fifth Third Balanced Fund

An interview with Steven E. Folker and Roberta Tucker, portfolio managers.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. During the period the Fund posted a total return of 14.30% on Investment A Shares (before the deduction of sales charge). That compared to a 9.57% return for the Fund's benchmark, the Lipper Balanced Funds Average.

Q. What economic or market conditions contributed to the Fund's performance?

A. The period was characterized by low inflation, strong economic growth and strong corporate earnings. Investors' fears that overseas economic problems would hurt the U.S. economy led to poor performance in the stock market early in the period. The Federal Reserve Board lowered the federal funds rate three times last fall, which helped lead to a sharp rebound in the stock market-especially among shares of the largest companies. The market broadened in April as investors began to flock to shares of small- and mid-cap companies due to their attractive valuations. This June, the Fed reacted to concerns about inflation by raising interest rates slightly.

The bond market experienced considerable volatility: Investors flocked to Treasuries early in the period due to concerns about the financial stability of some overseas markets. Later, Treasuries performed poorly as interest rates rose; investors shifted assets to lower-quality corporate securities that offered attractive yields.

Q. Did the Fund's allocation to stocks and bonds change during the period?

A. The Fund began the period with 62.6% of net assets in equities, 34.4% in fixed-income securities and the remainder in cash. During the period we decreased the Fund's equity exposure to 61.5% of net assets, while lowering its stake in bonds to 34.1%, with the remainder in cash and cash equivalents. The shift to equities was a response to attractive stock market valuations.*

Q. How did you position the Fund's equity holdings?

A. We continued to invest in shares of large and medium-sized companies. We increased the Fund's exposure to mid-cap stocks due to impressive earnings among mid-sized companies. The Fund's largest holdings were in the technology sector, in which we found attractive valuations during the October correction. The Fund also had exposure to other attractive areas of the market including consumer cyclicals, capital goods, and financials. We had little or no exposure to the utilities or consumer staples sectors. The best-performing stocks in the Fund's portfolio included QLogic (0.5% of net assets), Texas Instruments (1.0%) and Flextronics (0.6%).*

Q. How did you position the Fund's bond holdings?

A. We favored high-quality bonds, especially Treasuries, early in the period. That approach benefited the Fund when investors-nervous about global economic conditions-flocked to such issues for safety. Later we de-emphasized Treasuries and mortgage-backed securities as interest rates rose, and found opportunities among select lower-quality corporate bonds, which offered attractive yields.

Q. What is your outlook for the stock and bond markets during the next several months, and how will you position the Fund in that environment?

A. Strong economic growth could lead to inflationary pressures during the next few months, although the Federal Reserve Board seems willing to raise short-term rates to prevent a rising inflation. Therefore, we believe the economy will remain healthy and corporate earnings will continue to strengthen. As always, we focus on high-growth areas of the economy, paying special attention to opportunities among medium-sized companies that show good earnings. We will structure the fixed-income portion of the portfolio with a neutral average maturity and continue to emphasize corporate bonds, while maintaining an overall high-quality portfolio.

Q. What were the Fund's top five equity holdings as of July 31, 1999?

A. The Fund's top five equity holdings were Intel (2.9% of net assets), Freddie Mac (2.3%) Tyco International (1.9%) Bank of New York (1.9%) and Comair Holdings (1.9%).*

* The composition of the Fund's portfolio is subject to change.

          Growth of $10,000 Invested in the Fifth Third Balanced Fund



            Investment     Investment   Institutional        S&P 500          S&P/BARRA    Lipper Balanced     Lehman Brothers
            C Shares**     A Shares*        Shares         Stock Index      Growth Index    Funds Average    Aggregate Bond Index
   7/89       10,000         9,550          10,000            10,000           10,000          10,000               10,000
   7/90       11,192         10,752         11,258            10,647           11,185          10,382               10,705
   7/91       13,172         12,702         13,301            12,007           12,916          11,628               11,851
   7/92       15,491         14,996         15,703            13,539           14,503          13,133               13,603
   7/93       16,021         15,525         16,256            14,713           14,717          14,533               14,987
   7/94       16,347         15,841         16,588            15,477           15,465          14,943               14,999
   7/95       19,513         18,910         19,801            19,509           20,217          17,328               16,516
   7/96       20,747         20,141         21,090            22,739           23,782          19,059               17,428
   7/97       28,532         27,891         29,205            34,590           37,214          24,982               19,307
   7/98       30,720         30,237         31,662            41,282           46,486          27,476               20,825
   7/99       34,954         34,561         36,275            49,623           57,739          30,203               21,342



          Average Annual Total Return for the Period Ended July 31, 1999/1/

                  Investment A*         Investment C**         Institutional***
                  ------------          ------------           -------------

1 Year..............  9.13% ............... 13.78% ................ 14.57%
5 Year.............. 15.81% ............... 16.42% ................ 16.94%
10 Year............. 13.20% ............... 13.33% ................ 13.75%



Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Balanced Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the Balanced Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's 500 Stock Index, S&P/BARRA Growth Index, both of which are unmanaged indices generally representative of the stock market; the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the bond market as a whole, and the Lipper Balanced Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The S&P 500 Stock Index, the S&P/BARRA Growth Index and the Lehman Brothers Aggregate Bond Index do not reflect the deduction of fees associated with a mutual fund. The Lipper Balanced Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

Fifth Third Mid Cap Fund

An interview with Steven E. Folker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The total return for the Fund during the period was 7.29% on Investment A Shares (before the deduction of sales charge), compared to a return of 19.32% for the S&P MidCap 400 Index, and 17.16% for the Lipper Mid-Cap Funds Average.

Q. What economic or market conditions contributed to the Fund's performance?

A. The stock market was characterized by low inflation and interest rates, as well as strong corporate earnings during much of the period. Investors early on flocked to shares of large companies due to fears of a global recession and concerns about liquidity. However, investors favored mid-cap and small-cap stocks as the economy and corporate earnings strengthened during the first half of 1999.

Q. How did you manage the Fund in that environment?

A. We were able to invest in medium-sized companies with excellent growth potential, when their shares traded at attractive prices. Technology was the most attractive sector during the period--we increased our weighting in technology from 8% at the beginning of the period to 28% at the end. We also found opportunities in other sectors, including transportation, financial services, and capital goods.*

Q. What stocks helped boost returns?

A. The Fund's best-performing stocks were in the technology sector. They included QLogic (4.4% of net assets), Flextronics International (2.9%) and Analog Devices (4.6%).*

Q. Did you avoid any sectors?

A. We remained significantly underweighted in the basic materials, utilities, and energy sectors throughout the period due to their high sensitivity to the economic cycle.

Q. What is your outlook for the stock market, and how will you manage the Fund in that environment?

A. We believe that earnings gains will continue to bolster the shares of medium-sized companies. In addition, continued low inflation and low interest rates should keep the economy strong. The Fund is well-positioned to take advantage of attractive valuations in the mid-cap market, and we will continue to look for opportunities in undervalued sectors such as technology and capital goods.

Q. What were the Fund's top holdings as of July 31, 1999?

A. The Fund's top holdings were Comair Holdings, Inc. (4.8% of net assets), Cardinal Health (4.6%), Artesyn Technologies (4.6%), Analog Devices (4.6%) and QLogic (4.4%).*

---------
* The composition of the Fund's portfolio is subject to change.

Growth of $10,000 Invested in the Fifth Third Mid Cap Fund


        Investment   Investment  Institutional  Standard & Poor's  Lipper MidCap
        C Shares**   A Shares*       Shares      MidCap 400 Index  Funds Average
 7/89     10,000        9,550        10,000          10,000           10,000
 7/90     10,828       10,399        10,889          10,647           10,601
 7/91     13,424       12,929        13,538          13,035           12,204
 7/92     14,952       14,472        15,153          15,299           13,611
 7/93     15,488       15,006        15,714          17,849           16,134
 7/94     16,273       15,767        16,510          18,482           16,666
 7/95     20,413       19,778        20,710          23,012           21,572
 7/96     20,638       20,028        20,972          24,793           23,270
 7/97     30,155       29,476        30,865          36,042           31,071
 7/98     31,672       31,152        32,620          40,084           32,940
 7/99     33,823       33,422        35,103          47,828           37,624



       Average Annual Total Return for the Period Ended July 31, 1999/1/

                     Investment A*        Investment C**       Institutional***
                     ------------         ------------         -------------
 1 Year............... 2.48%..................6.79%..............  7.61%
 5 Year.............. 15.14%.................15.76%...............16.28%
10 Year.............. 12.83%.................12.96%...............13.38%


Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Mid Cap Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89 and prior to the Mid Cap Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Standard & Poor's MidCap 400 Index, an unmanaged index generally representative of the mid-cap sector of the U.S. stock market, and the Lipper MidCap Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Standard & Poor's MidCap 400 Index does not reflect the deduction of fees associated with a mutual fund. The Lipper MidCap Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

Fifth Third International Equity Fund/+/

An interview with John Schmitz, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund returned 4.23% on Investment A Shares (before deduction of sales charge). That compares to a 9.70% return for the Morgan Stanley Capital International EAFE (Europe, Australasia and Far East) Index.

Q. How did foreign markets perform during the period?

A. Performance in European markets varied widely. Finland's market was up 81% in local currency terms, while the markets of France (7.0% return during the period), Germany (-13.0%) and the Netherlands (1.0%) were relatively poor performers. In France, consumer confidence and spending supported moderate corporate earnings growth, while economic growth was slow at best. High unemployment in Germany stifled economic growth there.*

In Asia, Singapore's stock market rose more than 104%, thanks in part to reform efforts. The government urged corporate cost cutting and aggressively pursued reform throughout the corporate sector. Hong Kong experienced relatively weak economic conditions, in part because its strong currency (which is pegged to the U.S. dollar) made its exports relatively expensive. Japan has been on a fiscal spending spree, which has bolstered its economy and helped spark stock market gains. The yen also strengthened during the period, as we had expected. Australia's economy saw phenomenal growth but the country's stock market did not match that growth.

Q. How did you manage the Fund in that environment?

A. The Fund did not participate in the strong performance of the Finnish market. The telecommunications firm Nokia comprises some 70% of its total market capitalization and Nokia shares are overvalued in our opinion. The Fund benefited from its underweight in Europe's core markets of France, Germany and the Netherlands-all of which performed poorly. During the third quarter of 1998, we invested 2.5% of the Fund's assets in the European real estate market. We wanted to establish a position in that market before the inevitable economic recovery occurs and boosts rents and home purchases.*

The Fund was overweight in Singapore-which paid off when that country's market significantly outpaced other Asian markets. We reduced the Fund's exposure to Hong Kong's market to a neutral position relative to the Fund's benchmark, due to concerns over China's growing presence in the country. In Japan, the Fund had 50% of the benchmark's weighting during last year's third quarter. However, we moved to an overweight position in time to benefit from the market's rebound.

The Fund also was overweighted in Australia. That market bottomed during the period and then gained strength from a stronger Australian dollar. The Australian economy has experienced its strongest growth ever during the last two years, but the stock market has been slow to catch up.

Q. What is your outlook for global markets, and how will you manage the Fund in that environment?

A. We expect slow growth in Europe's core markets. While these markets seem to have bottomed, drastic reforms to address high unemployment and labor issues need to take place before we see the kind of strong growth Europe's markets are capable of achieving. We will continue to underweight the Fund's holdings in Europe, but are prepared to deploy cash should the region's markets become more attractive.

Singapore's market will likely continue to post strong gains, as it continues to broaden into sectors other than technology. Singapore is also removing barriers to foreign investors, which should make the market more liquid and attractive. Hong Kong's political future remains uncertain, so we will retain our neutral weighting in that country's market. We will also continue to overweight Japan in anticipation of further economic reform and growth.

/+/International investing involves increased risk and volatility.
 * The composition of the Fund's portfolio is subject to change.

Growth of $10,000 Invested in the Fifth Third International Equity Fund



               Investment         Investment       Institutional            Morgan Stanley
               C Shares**         A Shares*            Shares              Int'l EAFE Index

   8/18/94       10000               9550              10000                    10000
      7/95        9830               9388               9830                    10477
      7/96       10710              10257              10740                    10879
      7/97       12986              12490              13079                    12886
      7/98       14618              14150              14817                    13627
      7/99       15184              14750              15486                    14949



          Average Annual Total Return for the Period Ended July 31, 1999

                               Investment A*   Investment C**   Institutional***
                               ------------    ------------     -------------
 1 Year......................... -0.45%............3.87%.............4.52%
 Since Inception (8/19/94)......  8.17%............8.80%.............9.24%


Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The International Equity Fund's performance is measured against the Morgan Stanley Capital International EAFE Index, an unmanaged index generally representative of the foreign stock market. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund's performance reflects the deduction of fees for these value-added services.

Fifth Third Bond Fund For Income

An interview with Roberta Tucker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund distributed $0.59 (investment A Shares) per share of income and its net asset value decreased from $12.19 to $11.69 per share during the 12 months ended July 31, 1999. The combination generated a total return of 2.42% on Investment A Shares (before deduction of sales charge) for the period. That return compared to a 3.73% total return for the Lehman Brothers Intermediate Government/Corporate Bond Index and a 2.94% return for the Lipper Short-Intermediate Investment Grade Bond Funds Average.

Q. What were the conditions in the bond market during the period?

A. The U.S. economy continued to grow at a strong pace and inflation remained low. Early in the period, investors worried that severe economic problems in Asia, Russia and other overseas markets would create a liquidity crisis and hurt U.S. economic growth. The Federal Reserve Board (the Fed) responded to those threats by reducing short-term interest rates three times. Long-term Treasury bonds' prices rose, as investors flocked to the safest, most-liquid securities. Corporate bonds underperformed by comparison, and the spread between yields on Treasury and corporate securities dramatically increased.

Yields rose during the second half of the period, however. Signs of stronger-than-expected growth in the U.S. and recovering overseas markets caused investors to worry about rising inflation and the possibility of a rate increase by the Fed. In fact, the Fed in late June did boost short-term interest rates slightly. Treasury securities and high-quality corporate bonds performed poorly in that environment. Spreads between high-quality corporate bonds and Treasuries widened to levels we saw last fall, due in part to a large supply of new corporate issues that came to market. Investors during this time favored lower-quality corporate securities, due to their attractive yields and the strong corporate earnings environment.

Q. How did you position the Fund in that environment?

A. The Fund's average maturity was longer than that of its benchmark early in the period. That approach benefited the Fund as Treasury yields fell. However, we took profits later in the period and reduced the Fund's average maturity to a relatively neutral position, where it remained for most of the period. We held a large portion of the Fund in high-quality corporate bonds, which dampened performance somewhat as high-quality bonds slumped later in the period. Therefore, we found opportunities to capture additional yield by purchasing select lower-quality corporate issues. We also reduced the Fund's exposure to mortgage-backed securities as interest rates rose.

Q. What is your outlook for the bond market, and how will you manage the Fund in that environment?

A. We anticipate that the economy will continue to grow at a rapid pace, which could lead to inflationary pressures during the next few months. That said, the Fed seems willing to raise short-term rates to prevent a spike in inflation. We expect the Fed to take a somewhat moderate approach, perhaps raising rates only once more during 1999, in part because of concerns over how the Y2K problem will affect the markets.

We will maintain the Fund's average maturity near its relatively neutral position. But we will be prepared to extend that maturity if interest rates show signs of falling; that could happen later this year if the Fed moves aggressively to slow down the economy. We also will continue to emphasize corporate bonds, while maintaining an overall high-quality portfolio. The heavy supply of corporate bonds is a temporary anomaly: Companies worried about Y2K have issued a large number of new bonds recently to avoid issuing them near the end of the year. Therefore we believe supply will fall in the coming months, which should help the Fund's holdings in the corporate sector.

----------
* The composition of the Fund's portfolio is subject to change.

      Growth of $10,000 Invested in the Fifth Third Bond Fund For Income

                                                     Lipper Short-Intermediate  Lehman Brothers
          Investment     Investment  Institutional     Investment Grade Bond    Intermediate Gov't
          C Shares**     A Shares*       Shares            Funds Average         Corporate Index

 7/89       10,000         9,550         10,000                10,000                 10,000
 7/90       10,440         10,081        10,556                10,618                 10,712
 7/91       11,346         11,053        11,574                11,590                 11,808
 7/92       12,805         12,608        13,202                13,165                 13,478
 7/93       13,799         13,722        14,369                14,258                 14,629
 7/94       13,145         13,217        13,840                14,306                 14,763
 7/95       14,226         14,435        15,115                15,351                 16,064
 7/96       14,704         15,070        15,780                16,130                 16,915
 7/97       15,725         16,270        17,037                17,377                 18,450
 7/98       16,589         17,284        18,099                18,401                 19,694
 7/99       16,908         17,702        18,603                19,030                 20,428



--------------------------------------------------------------------------------
        Average Annual Total Return for the Period Ended July 31, 1999/1/

                      Investment A*       Investment C**      Institutional***
                      ------------        ------------        -------------
 1 Year................. -2.16%..............1.92%................2.79%
 5 Year.................  5.05%..............5.16%................6.09%
 10 Year................  5.87%..............5.39%................6.40%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Bond Fund For Income includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the Bond Fund For Income's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 1/27/97. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Intermediate Government/Corporate Index, an unmanaged index generally representative of the performance of the bond market as a whole. The Fund's performance is also measured against the Lipper Short-Intermediate Investment Grade Bond Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Intermediate Government/Corporate Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Short-Intermediate Investment Grade Bond Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

Fifth Third Quality Bond Fund

An interview with Roberta Tucker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund during the period delivered a 1.26% total return on Investment A Shares (before deduction of sales charge). That performance reflected an income distribution of $0.47 (investment A Shares) per share and an decrease in the Fund's net asset value from $9.96 at the beginning of the period to $9.52 at the end. The Fund's benchmarks, the Lehman Brothers Aggregate Bond Index and the Lipper Intermediate Investment Grade Debt Funds Average, returned 2.49% and 1.43%, respectively.

Q. How did the bond market perform during the period?

A. The bond market experienced considerable volatility. Economic problems in overseas markets caused investors to favor the highest-quality, most liquid securities early in the period; as a result, Treasury bonds performed well. The Federal Reserve Board (the Fed) reduced short-term interest rates three times in response to fears of a potential liquidity crunch that could hurt the U.S. economy. Corporate bond performance was disappointing in that environment, because businesses were forced to offer higher rates relative to Treasuries to attract capital. As a result, the spread between yields on Treasury and corporate securities increased dramatically.

Treasury securities and high-quality corporate bonds performed poorly during the second half of the period. Signs of very strong growth in the U.S. and recovering overseas markets caused investors to worry about rising inflation and the possibility of a rate increase by the Fed. In fact, the Fed eventually increased short-term interest rates in late June. Spreads between high-quality corporate bonds and Treasuries returned to the high levels that we saw last fall, due in part to a large supply of new corporate issues that came to market. Investors during this time favored lower-quality corporate securities, due to strong corporate earnings and the bonds' attractive yields.

Q. How did you position the Fund in that environment?

A. Early in the period we positioned the Fund's average maturity longer than that of its benchmark, and increased the Fund's weighting in Treasury bonds. That approach helped the Fund when Treasury bonds rallied. We later shortened the average maturity to a relatively neutral position as rates rose in the second half of the period and investors expressed concerns about the future direction of inflation and interest rates. We also reduced the Fund's exposure to mortgage-backed securities and Treasuries as interest rates rose and as the yield advantage on corporate bonds increased.

We maintained our commitment to high-quality issues, as evidenced by the Fund's Aa1 credit rating. But we also boosted the Fund's total return by purchasing select lower-quality corporate issues when their yield advantage relative to Treasuries was significant. We then sold the securities when spreads narrowed, and bought them again when spreads widened.

Q. What is your outlook for the bond market, and how will you position the Fund in that environment?

A. Economic growth will likely remain strong, which could lead to inflationary pressures going forward. That said, the Fed seems willing to raise short-term rates to head off rising inflation. We will continue to emphasize corporate bonds during the coming months, while maintaining an overall high-quality portfolio. The recent heavy supply of corporate issues is a temporary technical anomaly: Companies have issued a large number of new bonds in recent months because they don't want to issue them near the end of the year, due to concerns about Y2K. Therefore we believe that the supply of corporate bonds will fall, which should help the Fund's holdings in that sector.

We will maintain the Fund's average maturity near its relatively neutral position. But we will be ready to lengthen its maturity if interest rates show signs of falling, which could happen if the Fed acts aggressively to slow down the economy.

        Growth of $10,000 Invested in the Fifth Third Quality Bond Fund


                                                                         Lipper Intermediate              Lehman Brothers
               Investment         Investment       Institutional           Investment Grade                Aggregate Bond
               C Shares**         A Shares*            Shares             Debt Funds Average                   Index

      7/89       10000               9550              10000                    10000                          10000
      7/90       10454              10028              10500                    10355                          10705
      7/91       11362              10957              11474                    11282                          11851
      7/92       12918              12503              13092                    13007                          13603
      7/93       13850              13418              14050                    14365                          14987
      7/94       13676              13250              13874                    14313                          14999
      7/95       14891              14427              15107                    15636                          16516
      7/96       15522              15060              15770                    16431                          17428
      7/97       16868              16479              17255                    18197                          19307
      7/98       17866              17618              18448                    19474                          20825
      7/99       18011              17840              18722                    19712                          21342


          Average Annual Total Return for the Period Ended July 31, 19991
--------------------------------------------------------------------------------
                     Investment A*       Investment C**        Institutional***
 1 Year.................-3.30%..............0.81%...................1.48%
 5 Year................. 5.16%..............5.66%...................6.18%
 10 Year................ 5.96%..............6.06%...................6.47%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1 The quoted performance of the Quality Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the Quality Bond Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Aggregate Bond Index, an unmanaged index generally representative of the performance of the bond market as a whole, and the Lipper Intermediate Investment Grade Debt Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Aggregate Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Investment Grade Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services.

Fifth Third U.S. Government Securities Fund

An interview with Roberta Tucker, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund distributed $0.47 (investment A Shares) per share and its net asset value decreased from $9.82 to $9.64 per share during the 12 months ended July 31, 1999. The combination generated a total return of 2.89% on Investment A Shares (before deduction of sales charge). That return compared to a 4.05% total return for the Lehman Brothers Intermediate Government Bond Index and a 2.94% return for the Lipper Short-Intermediate Government Bond Funds Average.

Q. What were conditions like in the bond market during that time?

A. Early in the period, investors worried that economic problems in overseas markets would hurt the U.S. economy. Long-term Treasury bonds rallied as investors flocked to the safest, most liquid securities. The spread between yields on Treasury and corporate securities increased dramatically. The Federal Reserve Board (the Fed) boosted economic growth and market liquidity by reducing short-term interest rates three times last fall.

Yields rose during the second half of the period. Investors worried that signs of stronger-than-expected growth in the U.S. and recovering overseas markets would boost inflation, forcing the Federal Reserve Board to raise short-term rates. In fact, the Fed did raise rates in late June. Treasury securities performed poorly in that rising-rate environment.

Q. How did you position the Fund in that environment?

A. We extended the Fund's average maturity early in the period when Treasury prices rose, which benefited the Fund. Later we shortened the Fund's average maturity to a neutral position relative to its benchmark. We did not want to make any large bets on the direction of interest rates, given the uncertain inflation outlook during much of the period. We also increased the Fund's exposure to agency and mortgage-backed issues, which offered a yield advantage over Treasuries. Recently, the Fund's allocation to agency issues and mortgage-backed debt was 38.5% and 16.7%, respectively.*

Q. What is your outlook for the bond market going forward, and how will you manage the Fund in that environment?

A. Inflationary pressures could intensify during the next few months if economic growth remains strong. That said, the Fed seems willing to raise short-term rates to prevent a spike in inflation. We will maintain the Fund's neutral average maturity in this uncertain environment. We also will maintain the Fund's current exposure to Treasuries, de-emphasize its mortgage-backed holdings (due to the rising rate environment) and increase the Fund's exposure to agency issues.

----------
* The composition of the Fund's portfolio is subject to change.

Growth of $10,000 Invested in the Fifth Third U.S. Government Securities Fund

                                                                   Lipper Short-Intermediate       Lehman Brothers
            Investment         Investment        Institutional          U.S. Government        Intermediate Government
            C Shares**         A Shares*             Shares            Bond Funds Average            Bond Index
   7/89       10,000             9,550               10,000                  10,000                    10,000
   7/90       10,641             10,207              10,688                  10,759                    10,712
   7/91       11,495             11,071              11,592                  11,823                    11,808
   7/92       12,462             12,056              12,624                  13,233                    13,478
   7/93       13,175             12,759              13,360                  14,231                    14,629
   7/94       13,190             12,773              13,375                  14,282                    14,763
   7/95       14,200             13,751              14,399                  15,348                    16,064
   7/96       14,694             14,250              14,921                  16,124                    16,915
   7/97       15,709             15,365              16,089                  17,403                    18,450
   7/98       16,525             16,313              17,082                  18,439                    19,694
   7/99       16,907             16,785              17,622                  19,027                    20,428


--------------------------------------------------------------------------------
       Average Annual Total Return for the Period Ended July 31, 1999/1/

                     Investment A*       Investment C**     Institutional***
                     ------------        ------------       -------------
 1 Year............... -1.71%...............2.31%...............3.16%
 5 Year................ 4.65%...............5.09%...............5.67%
 10 Year............... 5.32%...............5.39%...............5.83%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the U.S. Government Securities Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the U.S. Government Securities Fund's commencement of operations on 11/20/92, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Intermediate Government Bond Index, an unmanaged index generally representative of intermediate-term government bonds, and the Lipper Short-Intermediate U.S. Government Bond Funds Average, representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Intermediate Government Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Short-Intermediate U.S. Government Bond Funds Average and the Fund's performance reflect the deduction for fees for these value-added services.

Fifth Third Municipal Bond Fund/+/

An interview with Kim Burford, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund delivered a total return of 1.56% on Investment A Shares (before deduction of sales charge). That return reflected a decrease in the Fund's net asset value from $12.24 (investment A Shares) at the beginning of the period to $11.79 at the end, and an income distribution of $0.44. The Fund's benchmarks, the Lipper Intermediate Municipal Debt Funds Average, the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index, returned 2.25%, -0.19% and 2.88%, respectively.

Q. What were the conditions in the municipal bond market during the period?

A. During the first half of the period, overseas economic problems caused the Federal Reserve to reduce interest rates three times. Municipal bonds performed poorly during that time. Muni bonds typically underperform Treasuries in a declining interest rate environment, and in this case preferred the safety and liquidity of Treasury securities. A large supply of municipal issues during the first half of the period also dampened performance in the muni sector. As a result, yields on municipal bonds reached historically high levels as a percentage of Treasury yields.

Interest rates rose during the second half of the period. Investors worried that strong economic growth would force the Federal Reserve Board (the Fed) to raise short-term rates to avoid a spike in inflation. In fact, the Fed did raise short-term rates by 25 basis points late in the period. Municipal bonds outperformed Treasuries in that rising-rate environment, and muni yields as a percentage of Treasury yields declined.

The supply of new municipal issues decreased significantly during the final six months of the period. However, there was weak demand for the intermediate-term issues in which the Fund typically invests a large portion of its assets, due to the relatively low coupons on those securities.

Q. How did you position the Fund in that environment?

A. The Fund's average maturity began the 12-month period at 8.1 years and finished the period at 8.7 years. We extended the Fund's average maturity early on, which benefited performance as bonds with relatively long maturities outperformed shorter-term issues. However, we shortened the Fund's average maturity to a roughly neutral position later in the period. We made that change to reduce the Fund's position in intermediate-term bonds.

We also found opportunities among select lower-quality issues, which outperformed bonds with high credit ratings during the latter half of the period. At the same time, however, we maintained the Fund's overall high credit quality. The Fund held 53.6% of its assets in revenue-backed bonds, 26% in general obligation bonds, 10.8% in pre-refunded issues and the remainder in cash and cash equivalents.*

Q. What is your outlook for the municipal bond market going forward, and how will you position the Fund in that environment?

A. Interest rates will likely increase in the near term, as investors worry about rising inflation and the possibility of another rate hike by the Fed. Muni bonds may meet with weak demand in the coming months, especially if the stock market remains strong. The Fund will seek to maintain an average maturity roughly neutral to its benchmark, and perhaps somewhat shorter. We also will structure the Fund using a barbell approach-a mix of very short- and long-term securities--to de-emphasize the intermediate portion of the market.

/+/Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.
*  The composition of the Fund's portfolio is subject to change.

       Growth of $10,000 Invested in the Fifth Third Municipal Bond Fund



                                                 Lipper Intermediate
               Investment       Institutional      Municipal Debt          Lehman Brothers             Lehman Brothers 7-Year
               A Shares*            Shares         Funds Average         Municipal Bond Index           Municipal Bond Index

      7/89        9550              10000              10000                    10000                          10000
      7/90       10059              10533              10618                    10693                          10741
      7/91       10828              11338              11444                    11627                          11908
      7/92       11929              12491              12839                    13224                          12713
      7/93       12556              13147              13741                    14393                          13757
      7/94       12733              13333              14084                    14663                          13480
      7/95       13384              14015              15007                    15817                          14895
      7/96       13929              14585              15768                    16861                          15331
      7/97       14916              15619              17071                    18590                          16098
      7/98       15555              16288              17890                    19704                          16720
      7/99       15797              16561              18325                    20271                          16701





         Average Annual Total Return for the Period Ended July 31, 1999/1/

--------------------------------------------------------------------------------
                                  Investment A*             Institutional**
 1 Year..............................-3.04%......................1.68%
 5 Year.............................. 3.44%......................4.43%
 10 Year............................. 4.68%......................5.17%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Municipal Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the Municipal Bond Fund's commencement of operations on 1/27/97, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

As of July 31, 1999 the Fifth Third Municipal Bond Fund had no Investment C shares outstanding.

The Fund's performance is measured against the Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index, unmanaged indices that are generally representative of municipal bonds with intermediate maturities. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers 7-Year Municipal Bond Index and the Lehman Brothers Municipal Bond Index do not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Municipal Debt Funds Average and the Fund's performance reflect the deduction of fees for these value-added services. The performance of the Municipal Bond Fund is now being measured against the Lehman Brothers Municipal Bond Fund. The Advisor believes the Lehman Brothers Municipal Bond Index better represents the average maturity of the Fund.

Fifth Third Ohio Tax Free Bond Fund+

An interview with Kim Burford, portfolio manager.

Q. How did the Fund perform during the 12-month period ended July 31, 1999?

A. The Fund distributed $0.38 (investment A Shares) per share of income during the 12 months ended July 31, 1999, and its net asset value decreased from $10.29 to $10.02 per share. The combination generated a total return of 1.61% on Investment A Shares (before deduction of sales charge). That return compared to a 2.88% total return for the Lehman Brothers Municipal Bond Index, and 2.25% for the Lipper Intermediate Municipal Debt Funds Average.

Q. How did the Ohio municipal bond market perform during the period?

A. The performance of the Ohio muni market reflected conditions in the overall municipal bond market. Municipal securities under-performed Treasury bonds early in the period, as investors flocked to the safety and liquidity of Treasury bonds due to global economic problems. Strong supply in the muni market also hurt those issues' performance. The Federal Reserve Board (the Fed) reduced interest rates three times early in the period; typically, muni bonds underperform in a declining rate environment.

Muni bonds outperformed Treasuries later in the period, as renewed fears of rising inflation and the possibility of a Fed rate increase pushed interest rates higher. The supply of new munis decreased in the second half of the period. But the intermediate portion of the muni market suffered from weak investor demand due to its relatively low yields; that hurt the Fund's relative performance.

Q. How did you position the Fund in that environment?

A. The Fund began the period with a relatively long average maturity, which benefited the Fund as yields fell early in the period. We shortened the Fund's average maturity to a relatively neutral position as interest rates rose and investors fretted about inflation. We did so in part by selling intermediate-term bonds. The Fund's average maturity began the period at 7.8 years and finished at 7.4 years. We also maintained the Fund's high overall credit quality, which stood at Aa3 at the end of the period.

Q. What sectors of the muni market did the Fund favor?

A. The Fund invested in both revenue-backed bonds and general obligation issues. We increased the Fund's exposure to revenue-backed securities during the period, which outperformed other types of muni bonds.

Q. What is your outlook for the Ohio municipal bond market going forward, and how will you manage the Fund in that environment?

A. Continued concerns over inflation and the possibility of another rate increase by the Fed will likely cause rates to rise in the near term. Demand for muni bonds may be weak in the months ahead, especially if the stock market continues to post strong gains. The Fund will maintain a neutral average maturity, and employ a barbell structure--that is, a combination of short-term and long-term issues--in order to minimize exposure to the intermediate-term bonds.

--------
 +Some or all of the income may be subject to the federal alternative minimum tax and to certain state and local taxes.

     Growth of $10,000 Invested in the Fifth Third Ohio Tax Free Bond Fund

                                                    Lipper
                                                Intermediate     Lehman Brothers
      Investment  Investment  Institutional     Municipal Debt      Municipal
      C Shares**  A Shares*       Shares        Funds Average      Bond Index
7/89    10,000      9,550         10,000            10,000           10,000
7/90    10,487      10,073        10,548            10,618           10,693
7/91    11,205      10,795        11,304            11,444           11,627
7/92    12,385      11,990        12,555            12,839           13,224
7/93    12,819      12,450        13,036            13,741           14,393
7/94    13,069      12,693        13,291            14,084           14,663
7/95    13,987      13,584        14,224            15,007           15,817
7/96    14,542      14,171        14,839            15,768           16,861
7/97    15,536      15,232        15,950            17,071           18,590
7/98    16,089      15,900        16,650            17,890           19,704
7/99    16,270      16,157        16,960            18,325           20,271


--------------------------------------------------------------------------------
       Average Annual Total Return for the Period Ended July 31, 1999/1/

                   Investment A*        Investment C**     Institutional***
                   ------------         ------------       -------------
 1 Year...............-2.92%................1.13%...............1.86%
 5 Year............... 3.98%................4.48%...............5.00%
 10 Year.............. 4.92%................4.99%...............5.42%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Past performance is not indicative of future results. The investment return and NAV will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

/1/ The quoted performance of the Ohio Tax Free Bond Fund includes performance of certain collectively managed accounts advised by Fifth Third Bank, for periods dating back to 7/31/89, and prior to the Ohio Tax Free Bond Fund's commencement of operations on 5/27/93, as adjusted to reflect the expenses associated with the Fund (without waivers or reimbursements). These collectively managed accounts were not registered with the Securities and Exchange Commission and, therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If such accounts had been registered, the performance may have been adversely affected. The performance shown reflects the deduction of fees for value-added services associated with a mutual fund, such as investment management and fund accounting fees. The performance also reflects reinvestment of all dividends and capital-gains distributions.

*Reflects the maximum sales charge of 4.50%.

**Investment C Shares were initially offered 4/25/96. The performance figures for Investment C Shares for periods prior to such date represent the performance for Investment A Shares of the Fund. Investment C Shareholders that redeem within one year of purchase are subject to a contingent deferred sales charge of 1.00%. Investment C Shares are also subject to administrative service fees at a maximum rate of 0.25% and Rule 12b-1 fees of up to 0.75% of the average daily net asset value of Investment C Shares. If these fees were reflected, performance would have been lower. Investment A Shares are subject to Rule 12b-1 fees of up to 0.25% of the average daily net asset value of Investment A Shares.

***The performance for the Institutional Shares prior to 8/11/98 is based on the performance of the Investment A Shares.

The Fund's performance is measured against the Lehman Brothers Municipal Bond Index, an unmanaged index generally representative of the municipal bond market. The Fund's performance is also measured against the Lipper Intermediate Municipal Debt Funds Average, which is representative of the average of the total returns reported by all of the mutual funds designated by Lipper, Inc. falling into this category. The Lehman Brothers Municipal Bond Index does not reflect the deduction of fees associated with a mutual fund. The Lipper Intermediate Municipal Debt Funds Average and the Fund's performance do reflect the deduction of fees for these value-added services.

Fifth Third Quality Growth Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------


   Shares
       or
Principal             Security                              Market
   Amount           Description                              Value
---------  ---------------------------------------------  ----------
Common Stocks -- 94.9%
           Banking -- 7.9%
 760,000   Bank of New York Co., Inc.                       $ 28,073
  85,000   First Tennessee National Corp.                      3,113
 580,000   Mellon Bank Corp.                                  19,575
  75,000   Regions Financial Corp.                             2,667
  83,000   SouthTrust Corp.                                    3,050
                                                            --------
                Total                                         56,478
                                                            --------
           Beverages -- 1.0%
 185,000   PepsiCo, Inc.                                       7,238
                                                            --------
           Business Services -- 2.0%
 220,000   Cintas Corp.                                       14,108
                                                            --------
           Computer Software &
           Services -- 6.1%
 150,000   Computer Sciences Corp. (b)                         9,656
 260,000   Microsoft Corp. (b)                                22,311
 300,000   Oracle Corp. (b)                                   11,419
                                                            --------
                Total                                         43,386
                                                            --------
           Consumer Products -- 1.7%
 150,000   Newell Rubbermaid, Inc.                             6,488
  62,000   Procter & Gamble Co.                                5,611
                                                            --------
                Total                                         12,099
                                                            --------
           Electrical Equipment -- 1.9%
 125,000   General Electric Co.                               13,625
                                                            --------
           Electronics -- 19.2%
 420,000   Cisco Systems, Inc. (b)                            26,092
 126,000   EMC Corp. (b)                                       7,631
 555,000   Intel Corp.                                        38,294
 330,000   Lucent Technologies, Inc.                          21,471
 270,000   Tellabs, Inc. (b)                                  16,622
 180,000   Texas Instruments, Inc.                            25,920
                                                            --------
                Total                                        136,030
                                                            --------
           Energy -- 3.4%
  45,000   Chevron Corp.                                       4,106
 105,000   Mobil Corp.                                        10,737
 150,000   Schlumberger Ltd.                                   9,084
                                                            --------
                Total                                         23,927
                                                            --------
           Financial Services -- 5.0%
 155,000   Capital One Financial Corp.                         7,188
 500,000   Freddie Mac                                        28,688
                                                            --------
                Total                                         35,876
                                                            --------
           Insurance -- 4.5%
 185,000   Allstate Corp.                                      6,568
 137,000   Cincinnati Financial Corp.                          5,155
 265,000   Marsh & McLennan Cos., Inc.                        20,139
                                                            --------
                Total                                         31,862
                                                            --------
           Manufacturing -- 9.9%
 110,000   Avery Dennison Corp.                                6,751
 125,000   Dana Corp.                                          5,219
 280,000   Illinois Tool Works, Inc. (c)                      20,808
 310,000   Tyco International Ltd.                            30,282
 140,000   Zebra Technologies Corp., Class
           A (b) (c)                                           6,571
                                                            --------
                Total                                         69,631
                                                            --------
           Media/Publishing -- 2.7%
 460,000   Interpublic Group of Cos., Inc.                    19,320
                                                            --------
           Medical Devices &
           Supplies -- 4.8%
 100,000   Baxter International, Inc.                          6,869
 360,000   Guidant Corp.                                      21,082
  90,000   Medtronic, Inc.                                     6,486
                                                            --------
                Total                                         34,437
                                                            --------
           Medical Distribution -- 3.3%
 340,000   Cardinal Health, Inc.                              23,205
                                                            --------
           Office Equipment &
           Supplies -- 1.6%
 180,000   Pitney Bowes, Inc.                                 11,453
                                                            --------
           Pharmaceuticals -- 5.5%
 170,000   American Home Products Corp.                        8,670
 104,000   Bristol-Myers Squibb Co.                            6,916
 285,000   Pfizer, Inc.                                        9,672
 100,000   Schering-Plough Corp.                               4,900
 140,000   Warner-Lambert, Inc.                                9,240
                                                            --------
                Total                                         39,398
                                                            --------
           Retail -- 9.4%
 520,000   Home Depot, Inc.                                   33,182
 400,000   Lowe's Cos., Inc.                                  21,100
 300,000   Wal-Mart Stores, Inc. (c)                          12,675
                                                            --------
                Total                                         66,957
                                                            --------
           Telecommunications -- 3.2%
 275,000   MCI WorldCom, Inc. (b)                             22,687
                                                            --------
           Transportation -- 1.8%
 520,000   Comair Holdings, Inc.                              12,708
                                                            --------
                Total Common Stocks                          674,425
                                                            --------
Repurchase Agreements -- 4.9%
$ 34,921   Warburg/Dillon, 5.06%, dated
           7/30/99, due 8/2/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.50%-11.62%, due 12/31/00-
           11/15/02 with a value of $35,620.                  34,921
                                                            --------
                Total Repurchase Agreements                   34,921
                                                            --------
Short Term Securities Purchased with
Collateral -- 3.2%
           Certificates of Deposit -- 0.2%
     762   Bankers Trust Co., Floating Rate
           Certificate of Deposit, 5.32%,
           5/15/00                                               762

                                -- Continued --

Fifth Third Quality Growth Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal             Security                              Market
   Amount           Description                              Value
---------  ---------------------------------------------  ----------

     787   Chase Manhattan Corp., 4.90%,
           8/11/99                                          $    787
                                                            --------
                Total                                          1,549
                                                            --------
           Commercial Paper -- 0.1%
      230  AT&T Corp., 5.10%, 8/2/99                             230
      230  Associates First Capital Corp., 5.10%,
           8/2/99                                                230
      230  Cargill, Inc., 5.12%, 8/2/99                          230
      230  Xerox Corp., 5.10%, 8/2/99                            230
                                                            --------
                Total                                            920
                                                            --------
           Corporate Bonds -- 1.6%
    1,601  American Express Corp., Floating
           Rate Note, 5.32%, 2/18/00                           1,601
   10,050  Goldman Sachs, Floating Rate Note,
           5.32%, 7/24/00                                     10,050
                                                            --------
                Total                                         11,651
                                                            --------
           U.S. Government Agency -- 1.0%
    6,998  Sallie Mae, Floating Rate Note,
           4.94%, 11/18/99                                     6,998
                                                            --------

           Repurchase Agreement -- 0.3%
    1,830  Goldman Sachs, Tri-Party, 5.04%,
           dated 7/30/99, due 8/2/99 (at
           amortized cost), collateralized by U.S.
           Treasury Bond, 6.375%, due 8/15/27 with
           a value of $73,024                                  1,830
                                                            --------
           Total Short Term Securities
           Purchased with Collateral                          22,948
                                                            --------
           Total Investments (cost $473,620) (a)
           -- 103.1%                                         732,294
           Liabilities in excess of other
           assets -- (3.1%)                                  (21,803)
                                                            --------
           TOTAL NET ASSETS -- 100.0%                       $710,491
                                                            --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $258,674, which is composed of $265,925 appreciation and $7,251 depreciation at July 31, 1999.

(b)  Non-income producing security.

(c)  All or part of this security has been loaned at July 31, 1999.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Equity Income Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------


        Shares
            or
     Principal               Security                     Market
        Amount              Description                    Value
     ------------ ------------------------------------- ---------

Common Stock -- 98.8%
-------------------------------------------------------
                  Banking -- 20.9%
                  -------------------------------------
       210,000    Bank of New York Co., Inc.              $ 7,756
                  -------------------------------------
       118,000    Bank One Corp.                            6,438
                  -------------------------------------
       117,400    First Tennessee National Corp.(b)         4,300
                  -------------------------------------
       118,400    Mellon Bank Corp.                         3,996
                  -------------------------------------
       170,000    SouthTrust Corp.                          6,248
                  -------------------------------------
       172,500    Wells Fargo & Co.                         6,727
                  ------------------------------------- ---------
                    Total                                  35,465
                  ------------------------------------- ---------
                  Chemicals -- 2.5%
                  -------------------------------------
       290,000    RPM, Inc.                                 4,241
                  ------------------------------------- ---------
                  Conglomerates -- 3.2%
                  -------------------------------------
        66,000    Textron, Inc.                             5,429
                  ------------------------------------- ---------
                  Consumer Products -- 4.0%
                  -------------------------------------
        20,500    Clorox Co.                                2,296
                  -------------------------------------
       102,700    Newell Rubbermaid, Inc.(b)                4,442
                  ------------------------------------- ---------
                    Total                                   6,738
                  ------------------------------------- ---------
                  Electrical Equipment -- 5.7%
                  -------------------------------------
        65,000    Emerson Electric Co.                      3,880
                  -------------------------------------
        40,000    General Electric Co.                      4,360
                  -------------------------------------
        71,700    TECO Energy, Inc.(b)                      1,461
                  ------------------------------------- ---------
                    Total                                   9,701
                  ------------------------------------- ---------
                  Financial Services -- 4.2%
                  -------------------------------------
        78,000    A.G. Edwards, Inc.                        2,155
                  -------------------------------------
        72,000    Fannie Mae                                4,968
                  ------------------------------------- ---------
                    Total                                   7,123
                  ------------------------------------- ---------
                  Food -- 5.9%
                  -------------------------------------
        45,500    Bestfoods                                 2,218
                  -------------------------------------
       116,500    H.J. Heinz Co.                            5,490
                  -------------------------------------
        70,000    SYSCO Corp.                               2,288
                  ------------------------------------- ---------
                    Total                                   9,996
                  ------------------------------------- ---------
                  Insurance -- 5.6%
                  -------------------------------------
        12,000    American General Corp.                      929
                  -------------------------------------
        36,000    Cincinnati Financial Corp. (b)            1,355
                  -------------------------------------
        95,200    Marsh & McLennan Cos., Inc.               7,234
                  ------------------------------------- ---------
                    Total                                   9,518
                  ------------------------------------- ---------
                  Manufacturing -- 4.0%
                  -------------------------------------
       165,000    Dana Corp.                                6,889
                  ------------------------------------- ---------
                  Office Equipment &
                  Supplies -- 6.9%
                  -------------------------------------
        88,000    Avery Dennison Corp.                      5,401
                  -------------------------------------
       100,000    Pitney Bowes, Inc.                        6,363
                  ------------------------------------- ---------
                    Total                                  11,764
                  ------------------------------------- ---------
                  Oil & Gas -- 4.5%
                  -------------------------------------
        75,000    Mobil Corp.                               7,669
                  ------------------------------------- ---------
                  Pharmaceuticals -- 10.1%
                  -------------------------------------
        66,500    Abbott Laboratories (b)                   2,855
                  -------------------------------------
        24,000    Bristol-Myers Squibb Co.                $ 1,596
                  -------------------------------------
        38,900    Johnson & Johnson                         3,584
                  -------------------------------------
        40,000    Merck & Co., Inc.                         2,708
                  -------------------------------------
        80,000    Schering-Plough Corp.                     3,919
                  -------------------------------------
        37,500    Warner-Lambert, Co.                       2,475
                  ------------------------------------- ---------
                    Total                                  17,137
                  ------------------------------------- ---------
                  Telecommunications -- 8.8%
                  -------------------------------------
       102,500    ALLTEL Corp.                              7,361
                  -------------------------------------
       105,000    Ameritech Corp.                           7,691
                  ------------------------------------- ---------
                    Total                                  15,052
                  ------------------------------------- ---------
                  Transportation -- 5.7%
                  -------------------------------------
       245,000    GATX Corp.                                9,769
                  ------------------------------------- ---------
                  Utilities\Electric -- 3.4%
                  -------------------------------------
        90,000    Cinergy Corp.                             2,694
                  -------------------------------------
        60,000    Duke Energy Corp.                         3,177
                  ------------------------------------- ---------
                    Total                                   5,871
                  ------------------------------------- ---------
                  Utilities\Natural Gas -- 3.4%
                  -------------------------------------
        28,390    LG&E Energy Corp.                           614
                  --------------------------------------
       199,000    NiSource, Inc.                            5,161
                  ------------------------------------- ---------
                  Total                                     5,775
                  ------------------------------------- ---------
                  Total Common Stock                      168,137
                  ------------------------------------- ---------
Repurchase Agreement -- 2.2%
--------------------------------------------------------
      $  3,819    Warburg/Dillon, 5.06%, dated
                  7/30/99, due 8/2/99 -- (at amortized
                  cost), collateralized by U.S. Treasury
                  Notes, 5.75%, due 09/30/99 with a
                  value of $3,899.                          3,819
                  ------------------------------------- ---------
                  Total Repurchase Agreement                3,819
                  ------------------------------------- ---------
Short Term Securities Purchased with
Collateral -- 3.3%
--------------------------------------------------------
                  Certificate of Deposit -- 0.2%
                  -------------------------------------
           278    Bankers Trust Co., Floating Rate
                  Certificate of Deposit, 5.32%, 5/15/00      278
                  ------------------------------------- ---------
                  Commercial Paper -- 0.5%
                  -------------------------------------
           227    AT&T Corp., 5.10%, 8/2/99                   227
                  -------------------------------------
           227    Associates First Capital Corp., 5.10%,
                  8/2/99                                      227
                  -------------------------------------
           227    Cargill, Inc., 5.12%, 8/2/99                227
                  -------------------------------------
           227    Xerox Corp., 5.10%, 8/2/99                  227
                  ------------------------------------- ---------
                    Total                                     908
                  ------------------------------------- ---------
                  Corporate Bonds -- 1.3%
                  -------------------------------------
           261    American Express Corp., Floating
                  Rate Note, 5.32%, 2/18/00                   261
                  -------------------------------------
         1,984    Goldman Sachs, Floating Rate Note,
                  5.32%, 7/24/00                            1,984
                  ------------------------------------- ---------
                    Total                                   2,245
                  ------------------------------------- ---------
                  U.S. Government Agency -- 0.2%
                  -------------------------------------
           322    Sallie Mae, Floating Rate Note, 4.94%,
                  11/18/99                                    322
                  ------------------------------------- ---------

                                 --Continued--

Fifth Third Equity Income Fund
--------------------------------------------------------------------------------

        Shares
            or
     Principal               Security                     Market
        Amount              Description                    Value
     ------------ ------------------------------------- ---------

                  Repurchase Agreement -- 1.1%
                  -------------------------------------
         1,800    Goldman Sachs, Tri-Party, 5.04%,
                  dated 7/30/99, due 8/2/99 -- (at
                  amortized cost), collateralized by U.S.
                  Treasury Bond, 6.375%, due 8/15/27
                  with a value of $73,024                $  1,800
                  ------------------------------------- ---------
                  Total Short Term Securities
                  Purchased with Collateral                 5,553
                  ------------------------------------- ---------
                  Total Investments -- (Cost $126,892)
                  (a) - 104.3%                            177,509
                  -------------------------------------
                  Liabilities in excess
                  of other assets -- (4.3)%               (7,283)
                  ------------------------------------- ---------
                  TOTAL NET ASSETS -- 100.0%             $170,226
                  ------------------------------------- ---------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $77. Cost for federal tax purposes differs from value by net unrealized appreciation of $50,540, which is composed of $52, 999 appreciation and $2,459 depreciation at July 31, 1999.

(b)  All or part of this security has been loaned at July 31, 1999.



      (See Notes which are an integral part of the Financial Statements)

Fifth Third Cardinal Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

        Shares
            or
     Principal               Security                     Market
        Amount              Description                    Value
     ------------ ------------------------------------- ---------
       Common Stocks -- 99.6%
     --------------------------------------------------
                  Banks -- 5.3%
                  -------------------------------------
        45,000    AmSouth Bancorp. (c)                    $ 1,029
                  -------------------------------------
        30,000    Bank of New York Co., Inc.                1,108
                  -------------------------------------
        50,000    Bank One Corp.                            2,728
                  -------------------------------------
        37,500    Citigroup, Inc.                           1,671
                  -------------------------------------
       100,000    First Tennessee National Corp. (c)        3,663
                  -------------------------------------
        72,600    Huntington Bancshares, Inc.               2,187
                  -------------------------------------
        30,000    Mellon Bank Corp.                         1,013
                  ------------------------------------- ---------
                    Total                                  13,399
                  ------------------------------------- ---------
                  Beverages -- 2.4%
                  -------------------------------------
        50,000    Coca-Cola Co.                             3,016
                  -------------------------------------
        75,000    PepsiCo, Inc.                             2,934
                  ------------------------------------- ---------
                    Total                                   5,950
                  ------------------------------------- ---------
                  Chemicals -- 1.5%
                  -------------------------------------
        51,400    Dupont (E.I.) de Nemours & Co.            3,704
                  ------------------------------------- ---------
                  Computer Software &
                  Services -- 7.0%
                  -------------------------------------
        30,000    Computer Sciences Corp. (b)               1,931
                  -------------------------------------
       160,000    Microsoft Corp. (b)                      13,731
                  -------------------------------------
        52,500    Oracle Corp. (b)                          1,998
                  ------------------------------------- ---------
                    Total                                  17,660
                  ------------------------------------- ---------
                  Computer Systems &
                  Equipment -- 7.0%
                  -------------------------------------
       104,000    Cisco Systems, Inc. (b)                   6,461
                  -------------------------------------
       100,000    Compaq Computer Corp.                     2,400
                  -------------------------------------
       104,000    Dell Computer Corp. (b)                   4,251
                  -------------------------------------
        20,000    Hewlett-Packard Co.                       2,094
                  -------------------------------------
        20,000    IBM Corp.                                 2,514
                  ------------------------------------- ---------
                    Total                                  17,720
                  ------------------------------------- ---------
                  Consumer Products -- 4.6%
                  -------------------------------------
        25,000    Clorox Co.                                2,800
                  -------------------------------------
        35,000    Gillette Co.                              1,533
                  -------------------------------------
        30,000    Kimberly-Clark Corp.                      1,830
                  -------------------------------------
        60,000    Procter & Gamble Co.                      5,430
                  ------------------------------------- ---------
                    Total                                  11,593
                  ------------------------------------- ---------
                  Electrical Equipment -- 4.1%
                  -------------------------------------
        95,000    General Electric Co.                     10,355
                  ------------------------------------- ---------
                  Electronics -- 13.3%
                  -------------------------------------
        65,000    Applied Materials, Inc. (b)               4,676
                  -------------------------------------
       134,000    Intel Corp.                               9,245
                  -------------------------------------
        10,000    KLA-Tencor Corp. (b)                        678
                  -------------------------------------
       160,000    Lucent Technologies, Inc.                10,409
                  -------------------------------------
        20,000    PRI Automation, Inc. (b)                    619
                  -------------------------------------
        80,000    Tellabs, Inc. (b)                         4,925
                  -------------------------------------
        20,000    Texas Instruments, Inc.                   2,880
                  ------------------------------------- ---------
                    Total                                  33,432
                  ------------------------------------- ---------
                  Energy -- 7.2%
                  -------------------------------------
        75,000    Mobil Corp.                               7,668
                  -------------------------------------
        30,000    Royal Dutch Petroleum Co.                 1,830
                  -------------------------------------
        40,000    Schlumberger, Ltd.                        2,423
                  -------------------------------------
        20,000    Texaco, Inc.                              1,246
                  -------------------------------------
       120,000    Williams Cos., Inc.                       5,048
                  ------------------------------------- ---------
                    Total                                  18,215
                  ------------------------------------- ---------
                  Entertainment & Leisure -- 0.8%
                  -------------------------------------
        70,000    The Walt Disney Co.                       1,934
                  ------------------------------------- ---------
                  Financial Services -- 3.5%
                  -------------------------------------
       150,000    Charter One Financial, Inc. (c)           3,881
                  -------------------------------------
        42,500    Fannie Mae                                2,933
                  -------------------------------------
        60,000    T. Rowe Price Associates, Inc.            2,100
                  ------------------------------------- ---------
                    Total                                   8,914
                  ------------------------------------- ---------
                  Healthcare -- 5.1%
                  -------------------------------------
        30,000    Biomet, Inc.                              1,091
                  -------------------------------------
        50,000    Guidant Corp.                             2,928
                  -------------------------------------
        40,000    Johnson & Johnson                         3,685
                  -------------------------------------
        70,000    Medtronic, Inc.                           5,045
                  ------------------------------------- ---------
                    Total                                  12,749
                  ------------------------------------- ---------
                  Insurance -- 7.3%
                  -------------------------------------
        30,000    Allstate Corp.                            1,065
                  -------------------------------------
        45,000    American International Group, Inc.        5,226
                  -------------------------------------
        50,000    Cincinnati Financial Corp. (c)            1,881
                  -------------------------------------
       135,000    Marsh & McLennan Cos., Inc.              10,260
                  ------------------------------------- ---------
                  Total                                    18,432
                  ------------------------------------- ---------
                  Manufacturing -- 5.5%
                  -------------------------------------
        80,000    Textron, Inc.                             6,580
                  -------------------------------------
        75,000    Tyco International, Ltd.                  7,327
                  ------------------------------------- ---------
                    Total                                  13,907
                  ------------------------------------- ---------
                  Media/Publishing -- 3.1%
                  -------------------------------------
        30,000    Gannett Co., Inc.                         2,168
                  -------------------------------------
        30,000    New York Times Co., Class A               1,179
                  -------------------------------------
        50,000    Tribune Co.                               4,403
                  ------------------------------------- ---------
                    Total                                   7,750
                  ------------------------------------- ---------
                  Medical Distribution -- 1.4%
                  -------------------------------------
        53,000    Cardinal Health, Inc.                     3,617
                  ------------------------------------- ---------
                  Pharmaceuticals -- 7.9%
                  -------------------------------------
        75,000    American Home Products Corp.              3,825
                  -------------------------------------
        40,000    Amgen, Inc. (b)                           3,075
                  -------------------------------------
        50,000    Merck & Co., Inc.                         3,384
                  -------------------------------------
       150,000    Pfizer, Inc.                              5,090
                  -------------------------------------
        50,000    Schering-Plough Corp.                     2,450
                  -------------------------------------
        30,000    Warner-Lambert Co.                        1,980
                  ------------------------------------- ---------
                    Total                                  19,804
                  ------------------------------------- ---------
                  Restaurants -- 0.7%
                  -------------------------------------
        40,000    McDonald's Corp.                          1,668
                  ------------------------------------- ---------
                  Retail -- 5.0%
                  -------------------------------------
        60,000    Kohl's Corp. (b)                          4,563
                  -------------------------------------
        70,000    Lowe's Cos., Inc.                         3,693
                  -------------------------------------

                                 --Continued--

Fifth Third Cardinal Fund
--------------------------------------------------------------------------------


        Shares
            or
     Principal               Security                     Market
        Amount              Description                    Value
     ------------ ------------------------------------- ---------

       100,000    Wal-Mart Stores, Inc.                   $ 4,225
                  ------------------------------------- ---------
                    Total                                  12,481
                  ------------------------------------- ---------
                  Telecommunications -- 6.0%
                  -------------------------------------
        40,000    GTE Corp.                                 2,948
                  -------------------------------------
       100,000    MCI WorldCom, Inc. (b)                    8,249
                  -------------------------------------
        60,000    Qwest Communications
                  International, Inc. (b) (c)               1,770
                  -------------------------------------
        40,000    Sprint Corp. (b)                          2,068
                  ------------------------------------- ---------
                    Total                                  15,035
                  ------------------------------------- ---------
                  Transportation -- 0.9%
                  -------------------------------------
        50,000    FDX Corp. (b)                             2,241
                  ------------------------------------- ---------
                  Total Common Stocks                     250,560
                  ------------------------------------- ---------
Repurchase Agreement -- 0.8%
-------------------------------------------------------
                  Repurchase Agreement -- 0.8%
        $1,999    Warburg/Dillon, 5.06%, dated
                  7/30/99, due 8/2/99 -- (at amortized
                  cost), collateralized by U.S. Treasury
                  Notes, 5.50%, due 12/31/00 with a
                  value of $2,043.                          1,999
                  ------------------------------------- ---------
                  Total Repurchase Agreement                1,999
                  ------------------------------------- ---------
Short Term Securities Purchased with
Collateral -- 2.8%
-------------------------------------------------------
                  Certificates of Deposit -- 0.4%
                  -------------------------------------
           589    Bankers Trust Co., Floating Rate
                  Certificate of Deposit, 5.32%,
                  5/15/00                                     589
                  -------------------------------------
           402    Chase Manhattan Corp., 4.90%,
                  8/11/99                                     402
                  ------------------------------------- ---------
                    Total                                     991
                  ------------------------------------- ---------
                  Commercial Paper -- 0.4%
                  -------------------------------------
           230    AT&T Corp., 5.10%, 8/2/99                   230
                  -------------------------------------
           230    Associates First Capital Corp.,
                  5.10%, 8/2/99                               230
                  -------------------------------------
           230    Cargill, Inc., 5.12%, 8/2/99                230
                  -------------------------------------
           230    Xerox Corp., 5.10%, 8/2/99                  230
                  ------------------------------------- ---------
                    Total                                     920
                  ------------------------------------- ---------
                  Corporate Bond -- 0.3%
                  -------------------------------------
           689    American Express Co., 5.32%,
                  2/18/00                                     689
                  ------------------------------------- ---------
                  U.S. Government Agency -- 1.0%
                  -------------------------------------
         2,537    Sallie Mae, Floating Rate Note,
                  4.94%, 11/18/99                           2,537
                  ------------------------------------- ---------
                  Repurchase Agreement -- 0.7%:
                  -------------------------------------
         1,826    Goldman Sachs, Tri-Party, 5.04%,
                  dated 7/30/99, due 8/2/99 -- (at
                  amortized cost), collateralized by U.S.
                  Treasury Bond, 6.375%, due 8/15/27
                  with a value of $73,024                   1,826
                  ------------------------------------- ---------
                  Total Short Term Securities
                  Purchased with Collateral                 6,963
                  ------------------------------------- ---------
                  Total Investments (cost $120,151) (a)
                  -- 103.2%                               259,522
                  -------------------------------------
                  Liabilities in excess of other
                  assets -- (3.2)%                        (7,947)
                  ------------------------------------- ---------
                  TOTAL NET ASSETS -- 100.0%             $251,575
                  ------------------------------------- ---------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $139,262, which is composed of $140,786 appreciation and $1,524 depreciation at July 31, 1999.

(b)  Non-income producing security.

(c)  All or part of this security has been loaned at July 31, 1999.

                                                                 Market
                                                  Contracts      Value
Options outstanding at end of period consist of:

Coca-Cola Co.., $65, 8/23/99                         100          $  3
Coca-Cola Co.., $70, 8/23/99                         100             1
Hewlett-Packard Co., $95, 8/23/99                    100           121
Hewlett-Packard Co., $100, 8/23/99                   100            80
                                                    ----          ----
Total written call options
(premiums received $96)                              400          $205
                                                    ----          ----

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Pinnacle Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------


   Shares
       or
Principal              Security                             Market
   Amount            Description                             Value
----------- ---------------------------------------------  --------

Common Stocks -- 95.2%
---------------------------------------------------------
            Aerospace/Defense -- 2.0%
            ---------------------------------------------
  36,030    General Dynamics Corp. (c)                       $ 2,425
            ---------------------------------------------  ---------
            Banking -- 1.9%
            ---------------------------------------------
  10,542    First Midwest Bancorp., Inc.                         431
            ---------------------------------------------
  70,800    Firstar Corp. (c)                                  1,845
            ---------------------------------------------  ---------
                Total                                          2,276
            ---------------------------------------------  ---------
            Beverages -- 2.2%
            ---------------------------------------------
  32,600    Anheuser-Busch Cos, Inc.                           2,573
            ---------------------------------------------  ---------
            Computer Software &
            Services -- 4.2%
            ---------------------------------------------
  67,700    Ceridian Corp. (b)                                 1,896
            ---------------------------------------------
  35,900    Microsoft Corp. (b)                                3,080
            ---------------------------------------------  ---------
                Total                                          4,976
            ---------------------------------------------  ---------
            Computer Systems &
            Equipment -- 14.3%
            ---------------------------------------------
  41,860    Cisco Systems, Inc. (b)                            2,601
            ---------------------------------------------
  43,320    EMC Corp. (b)                                      2,624
            ---------------------------------------------
  25,750    IBM Corp.                                          3,236
            ---------------------------------------------
  39,825    Lucent Technologies, Inc.                          2,591
            ---------------------------------------------
  34,740    Tellabs, Inc. (b)                                  2,139
            ---------------------------------------------
  92,500    Unisys Corp. (b)                                   3,776
            ---------------------------------------------  ---------
                Total                                         16,967
            ---------------------------------------------  ---------
            Conglomerate -- 4.6%
            ---------------------------------------------
  42,100    AlliedSignal, Inc.                                 2,723
            ---------------------------------------------
  62,370    CBS Corp. (b)                                      2,741
            ---------------------------------------------  ---------
                Total                                          5,464
            ---------------------------------------------  ---------
            Consumer Durables -- 1.9%
            ---------------------------------------------
  77,300    Masco Corp.                                        2,300
            ---------------------------------------------  ---------
            Consumer Products -- 2.0%
            ---------------------------------------------
  35,100    Quaker Oats Co.                                    2,389
            ---------------------------------------------  ---------
            Electrical Equipment -- 2.6%
            ---------------------------------------------
  28,400    General Electric Co.                               3,096
            ---------------------------------------------  ---------
            Electronics -- 4.8%
            ---------------------------------------------
  43,200    Solectron Corp. (b)                                2,784
            ---------------------------------------------
  19,925    Texas Instruments, Inc.                            2,869
            ---------------------------------------------  ---------
                Total                                          5,653
            ---------------------------------------------  ---------
            Financial Services -- 2.3%
            ---------------------------------------------
  39,000    Fannie Mae                                         2,691
            ---------------------------------------------  ---------
            Healthcare -- 3.9%
            ---------------------------------------------
  41,800    Guidant Corp.                                      2,448
            ---------------------------------------------
  35,285    United Healthcare Corp.                            2,152
            ---------------------------------------------  ---------
                Total                                          4,600
            ---------------------------------------------  ---------
            Insurance -- 5.9%
            ---------------------------------------------
  21,575    American International Group, Inc.                 2,505
            ---------------------------------------------
  23,100    CIGNA Corp.                                        2,037
            ---------------------------------------------
  31,600    Marsh & McLennan Cos., Inc.                        2,402
            ---------------------------------------------  ---------
                Total                                          6,944
            ---------------------------------------------  ---------
            Machinery -- 2.1%
            ---------------------------------------------
  38,475    Ingersoll-Rand Co.                                 2,474
            ---------------------------------------------  ---------
            Manufacturing -- 2.9%
            ---------------------------------------------
  35,300    Tyco International Ltd.                            3,448
            ---------------------------------------------  ---------
            Medical Distribution -- 2.4%
            ---------------------------------------------
  42,200    Cardinal Health, Inc. (c)                          2,880
            ---------------------------------------------  ---------
            Oil & Gas -- 4.6%
            ---------------------------------------------
  30,690    Atlantic Richfield Co.                             2,764
            ---------------------------------------------
  25,800    Mobil Corp.                                        2,638
            ---------------------------------------------  ---------
                Total                                          5,402
            ---------------------------------------------  ---------
            Pharmaceuticals -- 6.4%
            ---------------------------------------------
  37,300    Amgen, Inc. (b)                                    2,867
            ---------------------------------------------
  31,600    Bristol-Myers Squibb Co.                           2,101
            ---------------------------------------------
  54,500    Schering-Plough Corp.                              2,671
            ---------------------------------------------  ---------
                Total                                          7,639
            ---------------------------------------------  ---------
            Printing & Publishing -- 2.5%
            ---------------------------------------------
  40,400    Time Warner, Inc.                                  2,909
            ---------------------------------------------  ---------
            Retail -- 11.7%
            ---------------------------------------------
  58,000    CVS Corp.                                          2,886
            ---------------------------------------------
  42,200    Dayton-Hudson Corp.                                2,730
            ---------------------------------------------
  51,700    Home Depot, Inc.                                   3,299
            ---------------------------------------------
  95,400    Kroger Co. (b)                                     2,510
            ---------------------------------------------
  56,600    Wal-Mart Stores, Inc.                              2,391
            ---------------------------------------------  ---------
                Total                                         13,816
            ---------------------------------------------  ---------
            Telecommunications -- 6.6%
            ---------------------------------------------
  51,950    AT&T Corp. (c)                                     2,698
            ---------------------------------------------
  54,300    BellSouth Corp.                                    2,606
            ---------------------------------------------
  30,700    MCI WorldCom, Inc. (b)                             2,533
            ---------------------------------------------  ---------
                Total                                          7,837
            ---------------------------------------------  ---------
            Transportation -- 3.4%
            ---------------------------------------------
  47,870    FDX Corp. (b)                                      2,145
            ---------------------------------------------
 104,850    Southwest Airlines Co.                             1,940
            ---------------------------------------------  ---------
                Total                                          4,085
            ---------------------------------------------  ---------
            Total Common Stocks                              112,844
            ---------------------------------------------  ---------
Repurchase Agreement -- 7.9%
---------------------------------------------------------
$  9,383    Warburg/Dillion, 5.06%, dated
            7/30/99, due 8/2/99 (at amortized
            cost), collateralized by U.S. Treasury
            Notes, 5.75%, due 09/30/99 with a
            value of $9,573.                                   9,383
            ---------------------------------------------  ---------
            Total Repurchase Agreement                         9,383
            ---------------------------------------------  ---------
Short Term Securities Purchased with
Collateral -- 4.6%
---------------------------------------------------------
            Certificates of Deposit -- 0.4%
            ---------------------------------------------
     257    Bankers Trust Co., Floating Rate
            Certificate of Deposit, 5.32%, 5/15/00               257
            ---------------------------------------------
     238    Chase Manhattan Corp., 4.90%, 8/11/99                238
            ---------------------------------------------  ---------
                Total                                            495
            ---------------------------------------------  ---------

                                -- Continued --

Fifth Third Pinnacle Fund
--------------------------------------------------------------------------------

   Shares
       or
Principal              Security                             Market
   Amount            Description                             Value
----------- ---------------------------------------------  --------

            Commercial Paper -- 0.9%
            ---------------------------------------------
    271     AT&T Corp., 5.10%, 8/2/99                        $   271
            ---------------------------------------------
    271     Associates First Capital Corp.,
            5.10%, 8/2/99                                        271
            ---------------------------------------------
    271     Cargill, Inc., 5.12%, 8/2/99                         271
            ---------------------------------------------
    271     Xerox Corp., 5.10%, 8/2/99                           271
            ---------------------------------------------   --------
                 Total                                         1,084
            ---------------------------------------------   --------
            Corporate Bonds -- 1.3%
            ---------------------------------------------
    805     American Express Co., Floating Rate
            Note, 5.32%, 2/18/00                                 805
            ---------------------------------------------
    684     Goldman Sachs, Floating Rate Note,
            5.32%, 7/24/00                                       684
            ---------------------------------------------   --------
                 Total                                         1,489
            ---------------------------------------------   --------
            U.S. Government Agency -- 0.2%
            ---------------------------------------------
    187     Sallie Mae, Floating Rate Note,
            4.94% 11/18/99                                       187
            ---------------------------------------------   --------
            Repurchase Agreement -- 1.8%
            ---------------------------------------------
  2,153     Goldman Sachs, Tri-Party, 5.04%,
            dated 7/30/99, due 8/2/99 (at
            amortized cost), collateralized by U.S.
            Treasury Bond, 6.375%, due 8/15/27 with
            a value of $73,024                                 2,153
            ---------------------------------------------   --------
            Total Short Term Securities Purchased
            with Collateral                                 $  5,408
            ---------------------------------------------   --------
            Total Investments (Cost $108,211) (a)
            -- 107.7%                                       $127,635
            ---------------------------------------------   --------
            Liabilities in excess of other
            assets  -- (7.7%)                                (9,103)
            ---------------------------------------------   --------
            TOTAL NET ASSETS -- 100.0%                      $118,532
            ---------------------------------------------   --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $19,424 which is composed of $21,962 appreciation and $2,538 depreciation at July 31, 1999.

(b)  Non-income producing.

(c)  All or part of this security has been loaned at July 31, 1999.

       (See Notes which are an integral part of the Financial Statements)

Fifth Third Balanced Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------
   Shares
       or
Principal                      Security                          Market
   Amount                     Description                         Value
---------------   -----------------------------------------    -----------

Common Stocks - 61.5%
-----------------------------------------------------------
                  Banking - 5.0%
                  -----------------------------------------
        117,000   Bank of New York Co., Inc.                    $    4,321
                  -----------------------------------------
         40,000   First Tennessee National Corp.                     1,465
                  -----------------------------------------
        120,000   Mellon Bank Corp.                                  4,049
                  -----------------------------------------
         17,000   Regions Financial Corp.                              605
                  -----------------------------------------
         22,000   Southtrust Corp.                                     809
                  -----------------------------------------    -----------
                  Total                                             11,249
                  -----------------------------------------    -----------
                  Beverages - 0.5%
                  -----------------------------------------
         30,000   PepsiCo, Inc.                                      1,174
                  -----------------------------------------    -----------
                  Business Services - 2.7%
                  -----------------------------------------
         60,000   Cintas Corp.                                       3,848
                  -----------------------------------------
         40,000   Fastenal Co. (c)                                   2,365
                  -----------------------------------------    -----------
                    Total                                            6,213
                  -----------------------------------------    -----------
                  Computer Software &
                  Services - 7.7%
                  -----------------------------------------
         65,000   BMC Software, Inc.                                 3,501
                  -----------------------------------------
         30,000   Computer Sciences Corp. (b)                        1,931
                  -----------------------------------------
        105,000   Fiserv, Inc. (b)                                   3,130
                  -----------------------------------------
         40,000   Microsoft Corp. (b)                                3,432
                  -----------------------------------------
         60,000   Oracle Corp. (b)                                   2,284
                  -----------------------------------------
        115,000   Sterling Commerce, Inc. (b) (c )                   3,019
                  -----------------------------------------    -----------
                    Total                                           17,297
                  -----------------------------------------    -----------
                  Consumer Products - 0.9%
                  -----------------------------------------
         25,000   Newell Rubbermaid, Inc.                            1,081
                  -----------------------------------------
         11,000   Procter & Gamble Co.                                 996
                  -----------------------------------------    -----------
                    Total                                            2,077
                  -----------------------------------------    -----------
                  Electrical Equipment - 0.6%
                  -----------------------------------------
         12,000   General Electric Co.                               1,308
                  -----------------------------------------    -----------
                  Electronics - 11.6%
                  -----------------------------------------
         30,000   Analog Devices, Inc. (b)                           1,294
                  -----------------------------------------
          5,000   Applied Materials, Inc. (b)                          360
                  -----------------------------------------
        120,000   Artesyn Technologies, Inc. (b)                     2,970
                  -----------------------------------------
         55,000   Cisco Systems, Inc. (b)                            3,416
                  -----------------------------------------
         26,000   EMC Corp. (b)                                      1,575
                  -----------------------------------------
         30,000   Flextronics International Ltd. (b)                 1,346
                  -----------------------------------------
         94,000   Intel Corp.                                        6,485
                  -----------------------------------------
         40,000   Lucent Technologies, Inc.                          2,603
                  -----------------------------------------
         17,000   Microchip Technology, Inc. (b)                       852
                  -----------------------------------------
          7,000   QLogic Corp. (b)                                   1,168
                  -----------------------------------------
         35,000   Tellabs, Inc. (b)                                  2,155
                  -----------------------------------------
         15,000   Texas Instruments, Inc.                            2,160
                  -----------------------------------------    -----------
                    Total                                           26,384
                  -----------------------------------------    -----------
                  Energy - 1.5%
                  -----------------------------------------
          8,000   Chevron Corp.                                        730
                  -----------------------------------------
         15,000   Mobil Corp.                                        1,533
                  -----------------------------------------
         17,000   Schlumberger Ltd.                                  1,030
                  -----------------------------------------    -----------
                    Total                                            3,293
                  -----------------------------------------    -----------
                  Financial Sevices - 4.5%
                  -----------------------------------------
         30,000   A.G. Edwards, Inc.                                   829
                  -----------------------------------------
         30,000   Capital One Financial Corp.                        1,391
                  -----------------------------------------
         90,000   Freddie Mac                                        5,164
                  -----------------------------------------
         80,000   T. Rowe Price Associates, Inc.                     2,800
                  -----------------------------------------    -----------
                    Total                                           10,184
                  -----------------------------------------    -----------
                  Healthcare - 4.5%
                  -----------------------------------------
         22,000   Baxter International, Inc.                         1,511
                  -----------------------------------------
         60,000   Biomet                                             2,183
                  -----------------------------------------
         70,000   Guidant Corp.                                      4,099
                  -----------------------------------------
         10,000   Medtronic, Inc.                                      721
                  -----------------------------------------
        120,000   STERIS Corp. (b) (c)                               1,620
                  -----------------------------------------    -----------
                    Total                                           10,134
                  -----------------------------------------    -----------
                  Insurance - 2.1%
                  -----------------------------------------
         25,000   Allstate Corp.                                       888
                  -----------------------------------------
         19,000   Cincinnati Financial Corp. (c)                       715
                  -----------------------------------------
         40,000   Marsh & McLennan Cos., Inc.                        3,039
                  -----------------------------------------    -----------
                    Total                                            4,642
                  -----------------------------------------    -----------
                  Manufacturing - 4.3%
                  -----------------------------------------
         16,000   Avery Dennison Corp.                                 982
                  -----------------------------------------
         25,000   Dana Corp.                                         1,044
                  -----------------------------------------
         25,000   Illinois Tool Works, Inc. (c)                      1,858
                  -----------------------------------------
         10,000   OM Group, Inc.                                       374
                  -----------------------------------------
         45,000   Tyco International Ltd.                            4,396
                  -----------------------------------------
         25,000   Zebra Technologies Corp.,
                  Class A (b) (c)                                    1,173
                  -----------------------------------------    -----------
                    Total                                            9,827
                  -----------------------------------------    -----------
                  Media/Publishing - 0.9%
                  -----------------------------------------
         50,000   Interpublic Group of Cos., Inc.                    2,101
                  -----------------------------------------    -----------
                  Medical Distribution - 2.1%
                  -----------------------------------------
        100,000   Bergen Brunswig Corp.                              1,600
                  -----------------------------------------
         47,000   Cardinal Health, Inc.                              3,208
                  -----------------------------------------    -----------
                    Total                                            4,808
                  -----------------------------------------    -----------
                  Office Equipment &
                  Supplies - 0.6%
                  -----------------------------------------
         22,000   Pitney Bowes, Inc.                                 1,400
                  -----------------------------------------    -----------
                  Pharmaceuticals - 2.1%
                  -----------------------------------------
         13,000   American Home Products Corp.                         663
                  -----------------------------------------
         20,000   Bristol-Myers Squibb Co.                           1,330
                  -----------------------------------------
         20,000   Pfizer, Inc.                                         679
                  -----------------------------------------
         12,000   Schering-Plough Corp.                                588
                  -----------------------------------------
         21,000   Warner-Lambert, Inc.                               1,386
                  -----------------------------------------    -----------
                    Total                                            4,646
                  -----------------------------------------    -----------
                  Retail - 4.7%
                  -----------------------------------------
         95,000   Consolidated Stores Corp. (b)                      1,484
                  -----------------------------------------
         60,000   Home Depot, Inc.                                   3,829
                  -----------------------------------------
         54,000   Lowe's Cos., Inc.                                  2,849
                  -----------------------------------------
         70,000   Pier 1 Imports, Inc.                                 656

                                  -Continued-

Fifth Third Balanced Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                      Security                          Market
   Amount                     Description                         Value
---------------   -----------------------------------------    -----------


$        44,000   Wal-Mart Stores, Inc.                         $    1,859
                  -----------------------------------------    -----------
                    Total                                           10,677
                  -----------------------------------------    -----------
                  Telecommunications -- 2.7%
                  -----------------------------------------
         50,000   CenturyTel, Inc.                                   2,138
                  -----------------------------------------
         48,000   MCI WorldCom, Inc. (b)                             3,960
                  -----------------------------------------    -----------
                    Total                                            6,098
                  -----------------------------------------    -----------
                  Transportation -- 2.5%
                  -----------------------------------------
        175,000   Comair Holdings, Inc.                              4,277
                  -----------------------------------------
         25,000   Kansas City Southern Industries, Inc.              1,381
                  -----------------------------------------    -----------
                    Total                                            5,658
                  -----------------------------------------    -----------
                  Total Common Stocks                              139,170
                  -----------------------------------------    -----------
Corporate Bonds -- 9.5%
-----------------------------------------------------------
                  Financial Services -- 5.3%
                  -----------------------------------------
          3,000   Associates Corp., 5.80%, 4/20/04 (c)               2,867
                  -----------------------------------------
          4,000   Bank One Corp., 6.88%, 8/1/06                      3,938
                  -----------------------------------------
          3,000   Salomon Smith Barney Holdings,
                  7.38%, 5/15/07 (c)                                 3,005
          2,500   Toyota Motor Credit Corp., 5.50%,
                  12/15/08                                           2,264
                  -----------------------------------------    -----------
                    Total                                           12,074
                  -----------------------------------------    -----------
                  Industrial -- 1.7%
                  -----------------------------------------
          1,000   Service Corp. International, 6.50%,
                  3/15/08 (c)                                          916
                  -----------------------------------------
          3,000   Teleglobe, Inc., 7.20%, 7/20/09                    2,895
                  -----------------------------------------    -----------
                    Total                                            3,811
                  -----------------------------------------    -----------
                  Telecommunications -- 2.5%
                  -----------------------------------------
          3,000   Lucent Technologies, 6.45%,
                  3/15/29 (c)                                        2,692
                  -----------------------------------------
          3,000   Sprint Capital Corp, 5.88%, 5/1/04                 2,872
                  -----------------------------------------    -----------
                    Total                                            5,564
                  -----------------------------------------    -----------
                  Total Corporate Bonds                             21,449
                  -----------------------------------------    -----------
U.S. Government Securities -- 24.6%
-----------------------------------------------------------
                  Mortgage Backed
                  Securities -- 10.9%
                  -----------------------------------------
            543   Fannie Mae, 6.00%, 4/1/11,
                  Pool # 344185                                        521
                  -----------------------------------------
         16,132   Fannie Mae, 6.50%, 4/1/14,
                  Pool # 323748                                     15,760
                  -----------------------------------------
              2   Freddie Mac, 9.50%, 10/1/02,
                  Pool #380009                                           2
                  -----------------------------------------
              8   Freddie Mac, 8.00%, 8/1/08,
                  Pool #272525                                           8
                  -----------------------------------------
          5,802   Ginnie Mae, 6.50%, 10/20/28,
                  Pool #2658                                         5,479
                  -----------------------------------------
          3,002   Ginnie Mae, 6.00%, 2/15/29,
                  Pool # 497573                                      2,766
                  -----------------------------------------    -----------
                    Total                                           24,536
                  -----------------------------------------    -----------
                  U.S. Government Agencies -- 4.3%
                  -----------------------------------------
          4,000   Fannie Mae 5.31%, 5/18/01                          3,955
                  -----------------------------------------
          3,000   FHLB, 5.13%, 9/15/03                               2,857
                  -----------------------------------------
          3,000   Freddie Mac, 5.25%, 2/16/01                        2,969
                  -----------------------------------------    -----------
                    Total                                            9,781
                  -----------------------------------------    -----------
                  U.S. Treasury Bonds -- 2.8%
                  -----------------------------------------
          2,250   7.25%, 5/15/16                                     2,450
                  -----------------------------------------
          4,500   5.25%, 11/15/28 (c)                                3,927
                  -----------------------------------------    -----------
                    Total                                            6,377
                  -----------------------------------------    -----------
                  U.S. Treasury Notes -- 6.6%
                  -----------------------------------------
          6,000   5.38%, 2/15/01 (c)                                 5,982
                  -----------------------------------------
          4,000   6.25%, 2/28/02                                     4,049
                  -----------------------------------------
          2,000   4.75%, 2/15/04 (c)                                 1,913
                  -----------------------------------------
          3,000   5.88%, 11/15/05 (c)                                2,976
                  -----------------------------------------    -----------
                    Total                                           14,920
                  -----------------------------------------    ===========
                  Total U.S. Government Securities                  55,614
                  -----------------------------------------    -----------
Repurchase Agreement -- 4.2%
-----------------------------------------------------------
                  Repurchase Agreement -- 4.2%
                  -----------------------------------------
          9,404   Warburg/Dillon, 5.06%, dated
                  7/30/99, due 8/2/99 -- (at amortized
                  cost), collateralized by U.S. Treasury
                  Notes, 5.50%, dated 12/31/00 with a
                  value of $9,595                                    9,404
                  -----------------------------------------    -----------
                  Total Repurchase Agreement                         9,404
                  -----------------------------------------    -----------
Short Term Securities Purchased with
Collateral -- 12.4%
-----------------------------------------------------------

                  Certificates of Deposit -- 1.1%
                  -----------------------------------------
            781   Bankers Trust Co., Floating Rate
                  Certificate of Deposit, 5.32%, 5/15/00               781
                  -----------------------------------------
          1,809   Chase Manhattan Corp., 4.90%,
                  8/11/99                                            1,809
                  -----------------------------------------    -----------
                    Total                                            2,590
                  -----------------------------------------    -----------
                  Commercial Paper -- 2.6%
                  -----------------------------------------
          1,471   AT&T Corp., 5.10%, 8/2/99 1,471
                  -----------------------------------------
          1,471   Associates First Capital Corp.,
                  5.10%, 8/2/99                                      1,471
                  -----------------------------------------
          1,471   Cargill, Inc., 5.12%, 8/2/99                       1,471
                  -----------------------------------------
          1,471   Xerox Corp., 5.10%, 8/2/99                         1,471
                  -----------------------------------------    -----------
                    Total                                            5,884
                  -----------------------------------------    -----------
                  Corporate Bonds -- 1.3%
                  -----------------------------------------
            765   American Express Co., Floating Rate
                  Note, 5.32%, 2/18/00                                 765
                  -----------------------------------------
          2,114   Goldman Sachs, Floating Rate Note,
                  5.32%, 7/24/00                                     2,114
                  -----------------------------------------    -----------
                    Total                                            2,879
                  -----------------------------------------    -----------
                  U.S. Government Agency -- 2.2%
                  -----------------------------------------
          4,947   Sallie Mae, Floating Rate Note,
                  4.94%, 11/18/99                                    4,947
                  -----------------------------------------    -----------
                  Repurchase Agreement -- 5.2%
                  -----------------------------------------
         11,713   Goldman Sachs, Tri-Party, 5.04%,
                  dated 7/30/99, due 8/2/99 (at
                  amortized cost), collateralized by U.S.
                  Treasury Bond, 6.375%, due 8/15/27
                  with a value of $73,024                           11,713
                  -----------------------------------------    -----------

                                  -Continued-

Fifth Third Balanced Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                      Security                          Market
   Amount                     Description                         Value
---------------   -----------------------------------------    -----------

                  Total Short Term Securities
                  Purchased with Collateral                         28,013
                  -----------------------------------------    -----------
                  Total Investments (cost $218,121)(a)
                  -112.2%                                          253,650
                  -----------------------------------------
                  Liabilities in excess of other
                  assets -- (12.2)%                                 (27,656)
                  -----------------------------------------    -----------
                  TOTAL NET ASSETS -- 100.0%                       $225,994
                  -----------------------------------------    -----------

(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $19. Cost for federal tax purposes differs from value by net unrealized appreciation of $35,510, which is composed of $44,969 appreciation and $9,459 depreciation at July 31, 1999.

(b) Non-income producing security.

(c) All or part of this security has been loaned at July 31, 1999.

The following abbreviations are used in this portfolio:
FHLB -- Federal Home Loan Bank



      (See Notes which are an integral part of the Financial Statements)

                      This page intentionally left blank.

Fifth Third Mid Cap Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------

   Shares
       or
Principal                      Security                           Market
   Amount                     Description                          Value
--------------------------------------------------------------------------------
Common Stocks -- 99.6%
---------------------------------------------------------
                  Banking -- 6.9%
                  ---------------------------------------
         225,000  First Tennessee National Corp.                $    8,241
                  ---------------------------------------
         130,000  Regions Financial Corp.                            4,623
                  ---------------------------------------
          65,000  SouthTrust Corp.                                   2,389
                  ---------------------------------------       ----------
                     Total                                          15,253
                  ---------------------------------------       ----------
                  Business Services -- 6.3%
                  ---------------------------------------
          25,750  Boron, LePore & Associates, Inc. (b)                 201
                  ---------------------------------------
         140,000  Cintas Corp.                                       8,978
                  ---------------------------------------
          80,000  Fastenal Co. (c)                                   4,730
                  ---------------------------------------       ----------
                     Total                                          13,909
                  ---------------------------------------       ----------
                  Computer Software &
                  Services -- 10.9%
                  ---------------------------------------
         121,000  BMC Software, Inc. (b) (c)                         6,519
                  ---------------------------------------
          42,000  Citrix Systems, Inc. (b) (c)                       2,187
                  ---------------------------------------
         292,000  Fiserv, Inc. (b)                                   8,705
                  ---------------------------------------
         175,000  Sterling Commerce, Inc. (b) (c)                    4,594
                  ---------------------------------------
          78,000  Whittman-Hart, Inc. (b)                            1,974
                  ---------------------------------------       ----------
                     Total                                          23,979
                  ---------------------------------------       ----------
                  Consumer Products -- 1.5%
                  ---------------------------------------
         77,000   Newell Rubbermaid, Inc.                            3,330
                  ---------------------------------------       ----------
                  Electronics -- 23.7%
                  ---------------------------------------
          54,000  ADC Telecommunications, Inc. (b)                   2,403
                  ---------------------------------------
         235,000  Analog Devices, Inc. (b)                          10,133
                  ---------------------------------------
           4,500  Applied Materials, Inc. (b)                          324
                  ---------------------------------------
         410,000  Artesyn Technologies, Inc. (b)                    10,147
                  ---------------------------------------
         142,000  Flextronics International Ltd. (b)                 6,372
                  ---------------------------------------
         175,000  Microchip Technology, Inc. (b) (c)                 8,772
                  ---------------------------------------
          58,000  QLogic Corp. (b)                                   9,679
                  ---------------------------------------
          67,000  Vitesse Semiconductor Corp. (b)                    4,280
                  ---------------------------------------       ----------
                     Total                                          52,110
                  ---------------------------------------       ----------
                  Financial Services -- 5.6%
                  ---------------------------------------
         170,000  A.G. Edwards, Inc.                                 4,696
                  ---------------------------------------
         220,000  T. Rowe Price Associates, Inc.                     7,700
                  ---------------------------------------       ----------
                     Total                                          12,396
                  ---------------------------------------       ----------
                  Healthcare -- 7.1%
                  ---------------------------------------
          90,000  Biomet, Inc.                                       3,274
                  ---------------------------------------
         365,000  STERIS Corp. (b) (c)                               4,928
                  ---------------------------------------
         170,000  Sybron International Corp. (b)                     5,067
                  ---------------------------------------
          55,000  Universal Health Services, Inc. (b)                2,341
                  ---------------------------------------        ---------
                     Total                                          15,610
                  ---------------------------------------        ---------
                  Insurance -- 5.1%
                  ---------------------------------------
          65,000  Cincinnati Financial Corp.                         2,446
                  ---------------------------------------
          46,000  MGIC Investment Corp.                              2,268
                  ---------------------------------------
         152,000  Mutual Risk Management, Ltd. (c)                   4,531
                  ---------------------------------------
          60,000  Reinsurance Group of America, Inc.                 2,108
                  ---------------------------------------       ----------
                     Total                                          11,353
                  ---------------------------------------       ----------
                  Manufacturing -- 4.0%
                  ---------------------------------------
          90,000  OM Group, Inc.                                     3,369
                  ---------------------------------------
         115,000  Zebra Technologies Corp.,
                  Class A (b) (c)                                    5,398
                  ---------------------------------------       ----------
                     Total                                           8,767
                  ---------------------------------------       ----------
                  Media/Publishing -- 2.7%
                  ---------------------------------------
         85,000   Omnicom Group, Inc.                                6,024
                  ---------------------------------------       ----------
                  Medical Distribution -- 7.0%
                  ---------------------------------------
         322,000  Bergen Brunswig Corp.                              5,152
                  ---------------------------------------
         150,000  Cardinal Health, Inc.                             10,238
                  ---------------------------------------       ----------
                     Total                                          15,390
                  ---------------------------------------       ----------
                  Printing & Publishing -- 0.9%
         50,000   Consolidated Graphics, Inc. (b)                    1,988
                  ---------------------------------------       ----------
                  Retail -- 6.7%
                  ---------------------------------------
         390,000  Casey's General Stores, Inc.                       5,996
                  ---------------------------------------
         225,000  Consolidated Stores Corp. (b)                      3,516
                  ---------------------------------------
         100,000  Dollar General Corp.                               2,644
                  ---------------------------------------
         280,000  Pier 1 Imports, Inc.                               2,625
                  ---------------------------------------       ----------
                     Total                                          14,781
                  ---------------------------------------       ----------
                  Telecommunications -- 2.6%
                  ---------------------------------------
         136,500  CenturyTel, Inc.                                   5,835
                  ---------------------------------------       ----------
                  Transportation -- 8.6%
                  ---------------------------------------
         435,000  Comair Holdings, Inc.                             10,630
                  ---------------------------------------
         155,000  GATX Corp.                                         6,181
                  ---------------------------------------
         40,000   Kansas City Southern Industries, Inc.              2,211
                  ---------------------------------------       ----------
                     Total                                          19,022
                  ---------------------------------------       ----------
                  Total Common Stocks                              219,747
                  ---------------------------------------       ----------
Repurchase Agreement -- 0.2%
---------------------------------------------------------
     $       521  Warburg/Dillon, 5.06%, dated
                  7/30/99, due 8/2/99 (at amortized
                  cost), collateralized by U.S. Treasury
                  Notes, 5.50%, due 12/31/00 with a value
                  of $532.                                             521
                  ---------------------------------------       ----------
                  Total Repurchase Agreement                           521
                  ---------------------------------------       ==========

Short Term Securities Purchased with
Collateral -- 12.8%
---------------------------------------------------------
                  Certificates of Deposit -- 1.2%
                  ---------------------------------------
             881  Bankers Trust Co., Floating Rate
                  Certificate of Deposit, 5.32%,
                  5/15/00                                              881
                  ---------------------------------------
           1,676  Chase Manhattan Corp., 4.90%,
                  8/11/99                                            1,676
                  ---------------------------------------       ----------
                    Total                                            2,557
                  ---------------------------------------       ----------
                  Commercial Paper -- 2.5%
                  ---------------------------------------
           1,355  AT&T Corp., 5.10%, 8/2/99                          1,355
                  ---------------------------------------
           1,355  Associates First Capital Corp.,
                  5.10%, 8/2/99                                      1,355
                  ---------------------------------------
           1,355  Cargill, Inc., 5.12%, 8/2/99                       1,355
                  ---------------------------------------
           1,355  Xerox Corp., 5.10%, 8/2/99                         1,355
                  ---------------------------------------       ----------
                     Total                                      $    5,420
                  ---------------------------------------       ----------

                                  -Continued-

Fifth Third Mid Cap Fund
--------------------------------------------------------------------------------

   Shares
       or
Principal                      Security                           Market
   Amount                     Description                          Value
--------------------------------------------------------------------------------
                  Corporate Bonds -- 3.0%
                  ---------------------------------------
           1,470  American Express Corp., Floating
                  Rate Note, 5.32%, 2/18/00                          1,470
                  ---------------------------------------
           5,173  Goldman Sachs, Floating Rate Note,
                  5.32%, 7/24/00                                     5,174
                  ---------------------------------------       ----------
                     Total                                           6,644
                  ---------------------------------------       ----------
                  U.S. Government Agency -- 1.3%
                  ---------------------------------------
           2,855  Sallie Mae, Floating Rate Note,
                  4.94%, 11/18/99                                    2,855
                   ---------------------------------------      ----------
                  Repurchase Agreement -- 4.9%
                  ---------------------------------------
          10,794  Goldman Sachs, Tri-Party, 5.04%,
                  dated 7/30/99, due 8/2/99 (at
                  amortized cost), collateralized by U.S.
                  Treasury Bond, 6.375%, due 8/15/27
                  with a value of $73,024                           10,794
                  ---------------------------------------       ----------
                  Total Short Term Securities
                  Purchased with Collateral                     $   28,270
                  ---------------------------------------       ----------
                  Total Investments (Cost $207,337) (a)
                  -- 112.6%                                         248,538
                  ---------------------------------------
                  Liabilities in excess of other
                  assets -- (12.6)%                                 (27,791)
                  ---------------------------------------       ----------
                  TOTAL NET ASSETS -- 100.0%                       $220,747
                  ---------------------------------------       ----------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $41,201, which is composed of $60,045 appreciation and $18,844 depreciation at July 31, 1999.
(b) Non-income producing security.
(c) All or part of this security has been loaned at July 31, 1999.

      (See Notes which are an integral part of the Financial Statements)

Fifth Third International Equity Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)

   Shares
       or
Principal                     Security                                   Market
   Amount                    Description                                  Value
------------  ------------------------------------------------------  ----------

Common Stocks -- 89.7%
--------------------------------------------------------------------
              Australia -- 1.7%
              ------------------------------------------------------
10,522        Amcor, Ltd.                                                 $   57
              ------------------------------------------------------
15,158        AMP, Ltd.                                                      172
              ------------------------------------------------------
 6,010        Australian Gas & Light                                          39
              ------------------------------------------------------
17,735        Boral, Ltd.                                                     30
              ------------------------------------------------------
 3,535        Brambles Industries, Ltd.                                       94
              ------------------------------------------------------
25,777        Broken Hill Proprietary Co., Ltd.                              285
              ------------------------------------------------------
10,050        Coca-Cola Amatil, Ltd.                                          40
              ------------------------------------------------------
17,668        Coles Myer, Ltd.                                               103
              ------------------------------------------------------
12,888        Coloniel, Ltd.                                                  45
              ------------------------------------------------------
 1,716        CSL, Ltd.                                                       15
              ------------------------------------------------------
17,309        CSR, Ltd.                                                       48
              ------------------------------------------------------
 1,983        F.H. Faulding & Co., Ltd.                                       13
              ------------------------------------------------------
28,703        Fosters Brewing Group                                           84
              ------------------------------------------------------
21,443        General Property Trust Units                                    37
              ------------------------------------------------------
 3,662        Gio Australia Holdings, Ltd.                                     9
              ------------------------------------------------------
19,299        Goodman Fielder Wattie, Ltd.                                    19
              ------------------------------------------------------
 3,194        Howard Smith, Ltd.                                              25
              ------------------------------------------------------
 4,679        ICI Australia, Ltd.                                             25
              ------------------------------------------------------
 4,418        Leighton Holdings                                               17
              ------------------------------------------------------
 8,546        Lend Lease Corp.                                               107
              ------------------------------------------------------
 5,772        Mayne Nickless, Ltd.                                            20
              ------------------------------------------------------
21,372        National Australia Bank, Ltd.                                  327
              ------------------------------------------------------
30,324        News Corp., Ltd.                                               269
              ------------------------------------------------------
31,276        Normandy Mining, Ltd.                                           23
              ------------------------------------------------------
10,969        North, Ltd.                                                     25
              ------------------------------------------------------
18,220        Pacific Dunlop, Ltd.                                            26
              ------------------------------------------------------
14,934        Pioneer International                                           40
              ------------------------------------------------------
 6,396        QBE Insurance Group, Ltd.                                       24
              ------------------------------------------------------
 2,938        Rio Tinto, Ltd.                                                 53
              ------------------------------------------------------
 9,754        Santos, Ltd.                                                    32
              ------------------------------------------------------
 6,738        Schroders Property Fund                                         11
              ------------------------------------------------------
10,150        Southcorp. Holdings, Ltd.                                       39
              ------------------------------------------------------
 5,084        Stockland Trust Group                                           12
              ------------------------------------------------------
 5,119        Suncorp-Metway, Ltd.                                            28
              ------------------------------------------------------
 5,269        TABCORP Holdings, Ltd.                                          36
              ------------------------------------------------------
78,066        Telstra Corp., Ltd.                                            428
              ------------------------------------------------------
29,114        Western Mining, Ltd.                                           127
              ------------------------------------------------------
 3,009        Westfarmers, Ltd.                                               27
              ------------------------------------------------------
21,162        Westfield Trust                                                 45
              ------------------------------------------------------
29,357        Westpac Banking Corp., Ltd.                                    190
              ------------------------------------------------------
18,351        Woolworths, Ltd.                                                66
              ------------------------------------------------------  ----------
                Total                                                      3,112
              ------------------------------------------------------  ----------
              Austria -- 0.4%
              -------------------------------------------------------
  716         Austria Tabakwerke AG                                           40
              -------------------------------------------------------
  797         Austrian Airlines                                               19
              -------------------------------------------------------
3,644         Bank Austria                                                   193
              -------------------------------------------------------
  153         BAU Holding AG                                                   5
              -------------------------------------------------------
  359         Boehler-Uddeholm                                                17
              -------------------------------------------------------
   55         BWT AG                                                          11
              -------------------------------------------------------
  230         EA-Generali AG                                                  41
              -------------------------------------------------------
  690         Flughafen Wein AG                                               29
              -------------------------------------------------------
  120         Lenzing AG                                                       7
              -------------------------------------------------------
  390         Mayr-Melnhof Karton AG                                          18
              -------------------------------------------------------
   97         Mikro Systemeintl AG                                             4
              -------------------------------------------------------
  298         Oesterreichische Brau-Beteiligun                                14
              -------------------------------------------------------
  992         Oesterreichische Elektrizitaetsw (b)                           153
              -------------------------------------------------------
  869         OMV AG                                                          74
              -------------------------------------------------------
  455         Redex Herallith                                                 12
              -------------------------------------------------------
  488         VA Technologies                                                 48
              -------------------------------------------------------
2,248         Weinerberger Baustoffindustrie                                  53
              ------------------------------------------------------- ----------
                 Total                                                       738
              ------------------------------------------------------- ----------
              France -- 7.8%
              -------------------------------------------------------
   718        Accor SA                                                       171
              -------------------------------------------------------
 1,738        Air Liquid                                                     283
              -------------------------------------------------------
 3,001        Alcatel Alsthom                                                462
              -------------------------------------------------------
 6,258        AXA SA                                                         733
              -------------------------------------------------------
 3,905        Banque Nationale De Paris                                      322
              -------------------------------------------------------
 1,165        BIC                                                             63
              -------------------------------------------------------
   530        Bouygues                                                       147
              -------------------------------------------------------
 2,336        Canal Plus                                                     164
              -------------------------------------------------------
 1,081        Cap Gemini Sogeti                                              184
              -------------------------------------------------------
 4,368        Carrefour SA                                                   601
              -------------------------------------------------------
 1,450        Casino Guichard Perrachon                                      125
              -------------------------------------------------------
 3,346        Cie Paribas                                                    380
              -------------------------------------------------------
 1,887        Dassault Systems SA                                             69
              -------------------------------------------------------
 1,887        De St. Gobain                                                  342
              -------------------------------------------------------
   817        Eridania Beghin-Say SA                                         105
              -------------------------------------------------------
   255        Essilor International                                           83
              -------------------------------------------------------
   454        Fonciere Lyonnaise                                              66
              -------------------------------------------------------
16,935        France Telecom SA                                            1,220
              -------------------------------------------------------
 1,192        Groupe Danone                                                  303
              -------------------------------------------------------
 1,601        Klepierre                                                      159
              -------------------------------------------------------
 1,246        L'OREAL                                                        809
              -------------------------------------------------------
 2,114        La Farge-Coppee                                                229
              -------------------------------------------------------
 2,710        La Gardere Groupe Sca                                          107
              -------------------------------------------------------
   542        Le Grand SA                                                    111
              -------------------------------------------------------
 1,670        Lvmh Moet Vuitton Hennessy Lous                                475
              -------------------------------------------------------
 2,707        Lyonnaise Des Eaux SA                                          478
              -------------------------------------------------------
 4,074        Michelin Class B, Registered                                   165
              -------------------------------------------------------
 1,699        Pechiney SA, Series A                                           80
              -------------------------------------------------------
 1,345        Pernod Ricard                                                   90
              -------------------------------------------------------
   995        Peugeot SA                                                     171
              -------------------------------------------------------
 2,238        Pinaukt Printemps Redo                                         374
              -------------------------------------------------------
   358        Promodes                                                       233
              -------------------------------------------------------
 7,100        Rhone Poulenc SA                                               347
              -------------------------------------------------------
   138        Sagem SA (b)                                                    36
              -------------------------------------------------------
 8,208        Sanofi Synthelabo SA (b)                                       341
              -------------------------------------------------------
 3,281        Schneider SA                                                   201
              -------------------------------------------------------
 1,264        Seita                                                           73
              -------------------------------------------------------
   573        Silic                                                           96
              -------------------------------------------------------

                                  -Continued-

Fifth Third International Equity Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                     Security                                   Market
   Amount                    Description                                  Value
----------    ------------------------------------------------------   ---------

 2,292        Simco-Union SA, Registered                                 $   202
              -------------------------------------------------------
 5,277        Societe Elf Aquitane SA                                        904
              -------------------------------------------------------
 1,827        Societe Generale                                               343
              -------------------------------------------------------
   649        Sodexho SA                                                     107
              -------------------------------------------------------
 3,145        Thomson CSF                                                    104
              -------------------------------------------------------
 4,912        Total SA, Class B                                              626
              -------------------------------------------------------
 1,670        Unibail Union Du Credit Bail                                   221
              -------------------------------------------------------
 5,460        Unisor Sacilor SA                                               82
              -------------------------------------------------------
 1,695        Valeo SA                                                       128
              -------------------------------------------------------
 8,955        Vivendi                                                        704
              -------------------------------------------------------  ---------
                Total                                                     13,819
              -------------------------------------------------------  ---------
              Germany -- 7.1%
              -------------------------------------------------------
   883        Adidas                                                          79
              -------------------------------------------------------
   917        Agiva AG                                                        19
              -------------------------------------------------------
 4,553        Allianz AG                                                   1,214
              -------------------------------------------------------
   350        Amb Aachener Muenchner
              Beteiligungs                                                    34
              -------------------------------------------------------
11,467        BASF AG                                                        519
              -------------------------------------------------------
13,217        Bayer AG                                                       567
              -------------------------------------------------------
 7,482        Bayerische Vereins AG                                          426
              -------------------------------------------------------
 1,200        Bilfinger & Berger                                              32
              -------------------------------------------------------
    17        Brau & Brunnen (b)                                               1
              -------------------------------------------------------
   433        CKAG Konzern AG                                                 43
              -------------------------------------------------------
 2,200        Continental Gummiwerke AG                                       46
              -------------------------------------------------------
18,599        DailmerChrysler AG                                           1,468
              -------------------------------------------------------
 1,333        Degussa-Huels AG (b)                                            56
              -------------------------------------------------------
 9,383        Deutsche Bank AG                                               595
              -------------------------------------------------------
38,463        Deutsche Telekom                                             1,584
              -------------------------------------------------------
 9,067        Dresdner Bank AG                                               389
              -------------------------------------------------------
   357        Heidelberger Zement                                             36
              -------------------------------------------------------
 1,950        Hochtief AG                                                     99
              -------------------------------------------------------
   217        Karstadt AG                                                    104
              -------------------------------------------------------
 1,300        Kloeckner Humboldt Deutz AG (b)                                  9
              -------------------------------------------------------
 2,817        Kugelfischer Georg Schaefer                                     28
              -------------------------------------------------------
   167        Linde AG                                                       116
              -------------------------------------------------------
 6,633        Lufthansa AG                                                   122
              -------------------------------------------------------
 2,330        Man AG                                                          77
              -------------------------------------------------------
 6,170        Mannesmann AG                                                  938
              -------------------------------------------------------
 4,017        Merck KGaA                                                     134
              -------------------------------------------------------
 4,363        Metro AG                                                       239
              -------------------------------------------------------
 3,034        Muenchener Rueckversicher                                      585
              -------------------------------------------------------
 2,830        Preussag AG                                                    164
              -------------------------------------------------------
 7,959        RWE AG                                                         337
              -------------------------------------------------------
 1,025        SAP AG                                                         341
              -------------------------------------------------------
 1,450        Schering AG                                                    153
              -------------------------------------------------------
10,417        Siemens AG                                                     862
              -------------------------------------------------------
    17        STRABAG AG (b)                                                   1
              -------------------------------------------------------
 7,670        Thyssen Krupp AG (b)                                           179
              -------------------------------------------------------
 9,117        VEBA AG                                                        560
              -------------------------------------------------------
   500        Viag AG                                                        257
              -------------------------------------------------------
 5,430        Volkswagen AG                                                  324
              -------------------------------------------------------  ---------
                Total                                                     12,737
              -------------------------------------------------------  ---------
              Great Britain -- 20.3%
              -------------------------------------------------------
 28,964       Abbey National PLC                                             503
              -------------------------------------------------------
 20,955       Albert Fisher Group PLC (b)                                      4
              -------------------------------------------------------
  1,453       Allders PLC                                                      3
              -------------------------------------------------------
 30,808       Allied Zurich PLC                                              371
              -------------------------------------------------------
  4,250       Amec PLC                                                        18
              -------------------------------------------------------
 12,584       Anglian Water PLC                                              152
              -------------------------------------------------------
 20,285       Arjo Wiggins Appleton PLC                                       80
              -------------------------------------------------------
 16,369       Associated British Foods PLC                                   109
              -------------------------------------------------------
 12,734       Associated British Ports Holdings PLC                           61
              -------------------------------------------------------
 22,606       BAA PLC                                                        231
              -------------------------------------------------------
 10,041       Baird (William) PLC                                             18
              -------------------------------------------------------
 29,096       Barclays PLC                                                   859
              -------------------------------------------------------
  6,078       Barratt Development PLC                                         34
              -------------------------------------------------------
 16,640       Bass PLC                                                       241
              -------------------------------------------------------
    727       Bba Group PLC                                                    6
              -------------------------------------------------------
 15,317       Beazer Group PLC                                                46
              -------------------------------------------------------
 10,589       Berisford PLC                                                   45
              -------------------------------------------------------
  4,129       Berkeley Group PLC                                              53
              -------------------------------------------------------
 18,567       BICC Group PLC, Registered                                      28
              -------------------------------------------------------
 37,523       Blue Circle Industries PLC                                     268
              -------------------------------------------------------
 11,937       BOC Group PLC                                                  247
              -------------------------------------------------------
 20,348       Boots Co. PLC                                                  249
              -------------------------------------------------------
 38,775       BPB Industries PLC                                             252
              -------------------------------------------------------
 39,517       British Aerospace PLC                                          261
              -------------------------------------------------------
 22,249       British Airways PLC                                            145
              -------------------------------------------------------
 30,808       British American Tobacco PLC                                   259
              -------------------------------------------------------
 80,363       British Gas                                                    480
              -------------------------------------------------------
 61,496       British Land Co. PLC                                           508
              -------------------------------------------------------
167,028       British Petroleum Co. PLC                                    3,259
              -------------------------------------------------------
 33,152       British Sky Broadcasting Group PLC                             312
              -------------------------------------------------------
 55,883       British Steel PLC                                              149
              -------------------------------------------------------
104,670       British Telecommunications PLC                               1,816
              -------------------------------------------------------
 15,138       Burmah Castrol PLC                                             311
              -------------------------------------------------------
 37,775       Cable & Wireless PLC                                           460
              -------------------------------------------------------
 42,092       Cadbury Schweppes PLC                                          266
              -------------------------------------------------------
 15,470       Capital Shopping Centres                                       103
              -------------------------------------------------------
 48,116       Caradon PLC                                                    133
              -------------------------------------------------------
  5,826       Carillion PLC (b)                                               52
              -------------------------------------------------------
  6,849       Carpetright PLC                                                 49
              -------------------------------------------------------
 81,832       Centrica PLC                                                   186
              -------------------------------------------------------
  2,595       Cobham PLC                                                      39
              -------------------------------------------------------
 19,570       CGU PLC                                                        272
              -------------------------------------------------------
 14,294       Compass Group PLC                                              149
              -------------------------------------------------------
  1,422       Delta Group PLC                                                  3
              -------------------------------------------------------
 70,458       Diageo PLC                                                     716
              -------------------------------------------------------
  2,638       Dialog Corp. PLC (b)                                             3
              -------------------------------------------------------
  3,516       Emap PLC                                                        68
              -------------------------------------------------------
 38,109       EMI Group PLC                                                  318
              -------------------------------------------------------
 16,028       Enterprise Oil                                                 123
              -------------------------------------------------------
 15,528       Firstgroup PLC (b)                                              72
              -------------------------------------------------------
 12,673       Fki PLC                                                         45
              -------------------------------------------------------
 56,760       General Electric Co. PLC                                       563
              -------------------------------------------------------
 30,611       GKN PLC                                                        528
              -------------------------------------------------------
 60,853       Glaxo Holdings PLC                                           1,540
              -------------------------------------------------------
 36,930       Granada Group PLC                                              363
              -------------------------------------------------------
 70,130       Grant Chester Holdings                                         178
              -------------------------------------------------------
 36,370       Great Portland Estates                                         131
              -------------------------------------------------------
 20,953       Great Universal Stores PLC                                     216
              -------------------------------------------------------

                                  -Continued-

Fifth Third International Equity Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                     Security                                   Market
   Amount                    Description                                  Value
----------    ------------------------------------------------------   ---------

 47,181       Halifax PLC                                                $   522
              -------------------------------------------------------
 26,120       Hammerson PLC                                                  202
              -------------------------------------------------------
 30,110       Hanson PLC                                                     267
              -------------------------------------------------------
  8,170       House Of Fraser PLC                                             12
              -------------------------------------------------------
141,207       HSBC Holding PLC                                             1,688
              -------------------------------------------------------
  5,440       Hyder PLC                                                       56
              -------------------------------------------------------
 14,972       IMI PLC                                                         64
              -------------------------------------------------------
 15,009       Imperial Chemical Industries PLC                               174
              -------------------------------------------------------
  8,779       Jarvis PLC                                                      40
              -------------------------------------------------------
    859       JBA Holdings PLC                                                 4
              -------------------------------------------------------
 17,699       Johnson Matthey PLC                                            166
              -------------------------------------------------------
 30,736       Kingfisher PLC                                                 344
              -------------------------------------------------------
 31,319       Hilton Group PLC                                               124
              -------------------------------------------------------
  3,792       Laird Group PLC                                                 19
              -------------------------------------------------------
 57,100       Land Securities PLC                                            762
              -------------------------------------------------------
 63,439       LASMO PLC                                                      173
              -------------------------------------------------------
106,739       Legal & General Group PLC                                      257
              -------------------------------------------------------
  7,091       LEX Services PLC                                                63
              -------------------------------------------------------
  6,829       Limit PLC                                                       16
              -------------------------------------------------------
102,776       Lloyds TSB Group PLC                                         1,343
              -------------------------------------------------------
 12,857       London Clubs International PLC                                  33
              -------------------------------------------------------
  4,224       London Forfaiting Co, PLC                                        3
              -------------------------------------------------------
 16,622       Lonrho PLC                                                     164
              -------------------------------------------------------
  1,126       LOW & Bonar PLC                                                  4
              -------------------------------------------------------
  1,089       Manchester United PLC                                            4
              -------------------------------------------------------
 56,567       Marks & Spencer PLC                                            349
              -------------------------------------------------------
    142       Mayflower Corp. PLC                                              1
              -------------------------------------------------------
  1,306       McKechnie PLC                                                   11
              -------------------------------------------------------
  3,342       Meggitt Holdings PLC                                            10
              -------------------------------------------------------
 48,311       MEPC PLC                                                       397
              -------------------------------------------------------
 13,195       Mirror Group PLC                                                56
              -------------------------------------------------------
 32,358       Misys PLC                                                      285
              -------------------------------------------------------
 26,271       National Power PLC                                             187
              -------------------------------------------------------
  9,712       Next PLC                                                       107
              -------------------------------------------------------
 25,360       NFC PLC                                                         90
              -------------------------------------------------------
    535       Ocean Group PLC                                                  9
              -------------------------------------------------------
 17,121       Parity PLC                                                      63
              -------------------------------------------------------
 15,321       Peninsular & Oriental Steam
              Navigation Co.                                                 247
              -------------------------------------------------------
  6,811       Pennon Group PLC                                               119
              -------------------------------------------------------
101,969       Pilkington PLC                                                 155
              -------------------------------------------------------
  1,188       Powerscreen International PLC (b)                                4
              -------------------------------------------------------
 39,167       Prudential Corp. PLC                                           581
              -------------------------------------------------------
  6,266       Racal Electronics PLC                                           39
              -------------------------------------------------------
  9,806       Railtrack Group PLC                                            180
              -------------------------------------------------------
 35,232       Rank Group PLC                                                 169
              -------------------------------------------------------
 23,750       Reed International PLC                                         180
              -------------------------------------------------------
 56,003       Rentokil Initial PLC                                           218
              -------------------------------------------------------
 23,956       Reuters Group                                                  340
              -------------------------------------------------------
 14,874       Rexam PLC                                                       75
              -------------------------------------------------------
 22,417       Rio Tinto PLC, Registered                                      424
              -------------------------------------------------------
  8,802       RMC Group PLC                                                  153
              -------------------------------------------------------
 22,636       Rolls-Royce PLC                                                 94
              -------------------------------------------------------
 27,112       Royal & Sun Alliance Insurance
              Group PLC                                                      224
              -------------------------------------------------------
  7,254       Rugby Group PLC                                                 13
              -------------------------------------------------------
 21,762       Safeway PLC                                                     82
              -------------------------------------------------------
 37,680       Sainsbury (J) PLC                                              228
              -------------------------------------------------------
  3,151       Schroder PLC                                                    71
              -------------------------------------------------------
  3,196       Scotia Holdings PLC (b)                                          6
              -------------------------------------------------------
     10       Scottish & Newcastle PLC                                         0
              -------------------------------------------------------
 13,891       Scottish & Southern Energy PLC                                 134
              -------------------------------------------------------
 25,884       Scottish Power PLC                                             215
              -------------------------------------------------------
119,018       Invensys PLC                                                   644
              -------------------------------------------------------
    971       Skillsgroup PLC                                                  4
              -------------------------------------------------------
 53,244       Slough Estates PLC                                             314
              -------------------------------------------------------
104,777       SmithKline Beecham PLC                                       1,290
              -------------------------------------------------------
  3,348       Smiths Industries PLC                                           47
              -------------------------------------------------------
 27,374       Stagecoach Holdings PLC                                         97
              -------------------------------------------------------
 12,805       T.I. Group PLC                                                  96
              -------------------------------------------------------
  5,826       Tarmac PLC                                                      52
              -------------------------------------------------------
 15,043       Tate & Lyle PLC                                                103
              -------------------------------------------------------
 14,080       Taylor Woodrow PLC                                              40
              -------------------------------------------------------
 63,382       Tesco PLC                                                      165
              -------------------------------------------------------
 10,626       Thames Water PLC                                               164
              -------------------------------------------------------
    948       Torotrak PLC (b)                                                 3
              -------------------------------------------------------
 13,870       United Utilities Group PLC                                     179
              -------------------------------------------------------
  1,587       Vickers PLC                                                      4
              -------------------------------------------------------
 97,328       Vodafone Group PLC                                           2,069
              -------------------------------------------------------
  1,114       Allday PLC                                                       1
              -------------------------------------------------------
    666       Wickes PLC                                                       4
              -------------------------------------------------------
 18,148       WPP Group PLC                                                  161
              -------------------------------------------------------
 11,610       Yorkshire Water PLC                                             83
              -------------------------------------------------------
 16,633       Astrazeneca Group PLC                                          608
              -------------------------------------------------------  ---------
                Total                                                     36,102
              -------------------------------------------------------  ---------
              Hong Kong -- 1.5%
              -------------------------------------------------------
 14,684       Bank of East Asia, Ltd. (b)                                     36
              -------------------------------------------------------
 47,000       Cathay Pacific Airways, Ltd.                                    67
              -------------------------------------------------------
 33,000       Cheung Kong Holdings, Ltd.                                     289
              -------------------------------------------------------
 35,000       CLP Holdings, Ltd.                                             158
              -------------------------------------------------------
 24,000       Hang Lung Development Co., Ltd.                                 28
              -------------------------------------------------------
 29,500       Hang Seng Bank, Ltd.                                           323
              -------------------------------------------------------
 74,700       Hong Kong & China Gas, Ltd.                                    102
              -------------------------------------------------------
 11,000       Hong Kong & Shanghai Hotel, Ltd.                                 8
              -------------------------------------------------------
162,626       Cable & Wireless HKT, Ltd.                                     382
              -------------------------------------------------------
 26,000       Hopewell Holdings (b)                                           19
              -------------------------------------------------------
 54,000       Hutchison Whampoa, Ltd.                                        512
              -------------------------------------------------------
 16,528       Hysan Development, Ltd.                                         22
              -------------------------------------------------------
 13,000       Johnson Electronic Holdings                                     54
              -------------------------------------------------------
 33,210       New World Developments Co., Ltd.                                88
              -------------------------------------------------------
     15       Regal Hotels International (b)                                   0
              -------------------------------------------------------
 16,000       Shangri-La Asia, Ltd.                                           19
              -------------------------------------------------------
 37,780       Sino Land Co.                                                   20
              -------------------------------------------------------
 32,000       South China Morning Post, Ltd.                                  22
              -------------------------------------------------------
 33,000       Sun Hung Kai Properties, Ltd.                                  285
              -------------------------------------------------------
 24,000       Swire Pacific, Ltd., Class A                                   112
              -------------------------------------------------------
  6,000       Television Broadcasts, Ltd.                                     28
              -------------------------------------------------------
 34,600       Wharf Holdings, Ltd.                                           103
              -------------------------------------------------------  ---------
                Total                                                      2,677
              -------------------------------------------------------  ---------
              Indonesia -- 0.0%
              -------------------------------------------------------
19,000        Mulia Industrindo (b)                                            2
              -------------------------------------------------------  ---------

                                  -Continued-

Fifth Third International Equity Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                     Security                                   Market
   Amount                    Description                                  Value
----------    ------------------------------------------------------   ---------

              Italy -- 2.4%
              -------------------------------------------------------
 16,042       Alitalia SpA                                               $    46
              -------------------------------------------------------
  1,716       Assicuratrice Industrial                                        18
              -------------------------------------------------------
 12,749       Assicurazioni Generali SpA                                     409
              -------------------------------------------------------
 18,091       Banc San Paolo Torino                                          230
              -------------------------------------------------------
 24,557       Banca Commerciale Italiana                                     152
              -------------------------------------------------------
  4,185       Banca Popolare Di Milano                                        30
              -------------------------------------------------------
 32,997       Banco Ambrosiano Veneto                                        134
              -------------------------------------------------------
 21,578       Benetton Group SpA                                              45
              -------------------------------------------------------
  1,111       Burgo (Cartiere) SpA                                             8
              -------------------------------------------------------
 54,298       Credito Italiano                                               231
              -------------------------------------------------------
  8,608       Edison SpA                                                      74
              -------------------------------------------------------
100,960       Ente Nazional Indrocarburi SpA                                 615
              -------------------------------------------------------
 52,335       Fiat SpA                                                       184
              -------------------------------------------------------
  5,594       Impregilo SpA                                                    4
              -------------------------------------------------------
 52,906       Istituto Nazionale Assicuraz                                   121
              -------------------------------------------------------
  1,909       Italcementi SpA                                                 26
              -------------------------------------------------------
  2,822       Italcementi SpA RNC                                             13
              -------------------------------------------------------
  5,868       Italgas SpA                                                     23
              -------------------------------------------------------
 15,414       Mediaset SpA                                                   139
              -------------------------------------------------------
  8,160       Mediobanca Banca SpA                                            82
              -------------------------------------------------------
 18,194       Montedison SpA                                                  29
              -------------------------------------------------------
 13,792       Montedison SpA RNC                                              16
              -------------------------------------------------------
 54,859       Olivetti Ing & Co. SpA (b)                                     125
              -------------------------------------------------------
 22,026       Parmalat Finanziaria SpA                                        29
              -------------------------------------------------------
 29,409       Pirelli SpA                                                     76
              -------------------------------------------------------
  6,181       RAS SpA                                                         58
              -------------------------------------------------------
      3       RAS SpA RNC                                                      0
              -------------------------------------------------------
  1,492       Reno (Saffa)                                                     4
              -------------------------------------------------------
  2,737       Rinascente                                                      20
              -------------------------------------------------------
  2,317       Sirti SpA                                                       11
              -------------------------------------------------------
 11,739       Snia BPD SpA                                                    14
              -------------------------------------------------------
      1       Societa Assicuratrice Industriale SpA                            0
              -------------------------------------------------------
 46,259       Telecom Italia SpA                                             458
              -------------------------------------------------------
 11,274       Telecom Italia SpA RNC                                          62
              -------------------------------------------------------
 81,600       TIM SpA                                                        472
              -------------------------------------------------------
 18,562       TIM SpA RNC                                                     61
              -------------------------------------------------------
690,832       Unione Immobiliare SpA                                         310
              -------------------------------------------------------  ---------
                Total                                                      4,329
              -------------------------------------------------------  ---------
              Japan -- 25.8%
              -------------------------------------------------------
  3,300       Acom Co., Ltd.                                                 311
              -------------------------------------------------------
  3,000       Advantest                                                      382
              -------------------------------------------------------
 32,400       Ajinomoto Co., Inc.                                            399
              -------------------------------------------------------
 36,600       Aoki Corp. (b)                                                  24
              -------------------------------------------------------
 48,900       Asahi Bank, Ltd.                                               251
              -------------------------------------------------------
 16,000       Asahi Breweries, Ltd.                                          209
              -------------------------------------------------------
 63,000       Asahi Chemical Industry Co., Ltd.                              316
              -------------------------------------------------------
 41,800       Asahi Glass Co., Ltd.                                          257
              -------------------------------------------------------
107,000       Bank of Tokyo-Mitsubishi, Ltd.                               1,632
              -------------------------------------------------------
 36,400       Bank of Yokohama, Ltd.                                         107
              -------------------------------------------------------
 24,000       Bridgestone Corp.                                              738
              -------------------------------------------------------
 21,400       Canon, Inc.                                                    677
              -------------------------------------------------------
 12,800       Casio Computer Co., Ltd.                                        94
              -------------------------------------------------------
 13,400       Chiba Bank                                                      53
              -------------------------------------------------------
 13,600       Chugai Pharmaceutical Co., Ltd.                                165
              -------------------------------------------------------
  3,800       Credit Saison Co., Ltd.                                         79
              -------------------------------------------------------
 20,600       Dai Nippon Printing Co., Ltd.                                  351
              -------------------------------------------------------
 22,600       Daiei, Inc.                                                     92
              -------------------------------------------------------
    600       Daikin Industries, Ltd.                                          7
              -------------------------------------------------------
 21,600       Daiwa House Industry Co., Ltd.                                 227
              -------------------------------------------------------
 49,000       Daiwa Securities, Ltd.                                         425
              -------------------------------------------------------
    142       East Japan Railway Co.                                         895
              -------------------------------------------------------
 13,800       Ebara Corp.                                                    166
              -------------------------------------------------------
  4,800       Fanuc Co., Ltd.                                                283
              -------------------------------------------------------
 60,000       Fuji Bank                                                      460
              -------------------------------------------------------
 13,000       Fuji Photo Film Co., Ltd.                                      500
              -------------------------------------------------------
 52,000       Fujitsu, Ltd.                                                1,559
              -------------------------------------------------------
 15,800       Furukawa Electric Co.                                           81
              -------------------------------------------------------
  8,000       Gunma Bank, Ltd.                                                56
              -------------------------------------------------------
 11,000       Hankyu Corp.                                                    45
              -------------------------------------------------------
 21,000       Hazama Corp. (b)                                                17
              -------------------------------------------------------
102,000       Hitachi, Ltd.                                                1,027
              -------------------------------------------------------
 22,000       Honda Motor Co., Ltd.                                          953
              -------------------------------------------------------
 59,000       Industrial Bank of Japan                                       479
              -------------------------------------------------------
 11,000       ITO-Yokado Co., Ltd.                                           748
              -------------------------------------------------------
 66,000       Japan Airlines                                                 239
              -------------------------------------------------------
 51,000       Japan Energy Corp.                                              66
              -------------------------------------------------------
  8,600       Joyo Bank                                                       38
              -------------------------------------------------------
 11,800       JUSCO, Ltd.                                                    243
              -------------------------------------------------------
 41,400       Kajima Corp.                                                   172
              -------------------------------------------------------
 27,200       Kansai Electric Power, Inc.                                    570
              -------------------------------------------------------
 14,000       Kao Corp.                                                      389
              -------------------------------------------------------
 33,400       Kawasaki Steel Corp.                                            68
              -------------------------------------------------------
 33,000       Kinki Nippon Railway                                           172
              -------------------------------------------------------
 42,400       Kirin Brewery Co., Ltd.                                        524
              -------------------------------------------------------
 35,400       Komatsu, Ltd.                                                  222
              -------------------------------------------------------
 61,000       Kubota Corp.                                                   165
              -------------------------------------------------------
 66,400       Kumagai Gumi Co., Ltd. (b)                                      71
              -------------------------------------------------------
  5,700       Kyocera Corp.                                                  396
              -------------------------------------------------------
    600       Kyowa Hakko Kogyo Co., Ltd.                                      4
              -------------------------------------------------------
 56,800       Marubenii Corp.                                                125
              -------------------------------------------------------
  5,000       Marui Co., Ltd.                                                 77
              -------------------------------------------------------
 49,000       Matsushita Electric
              Industrial Co., Ltd.                                         1,164
              -------------------------------------------------------
 65,000       Mitsubishi Chemical Corp.                                      211
              -------------------------------------------------------
 43,000       Mitsubishi Corp.                                               350
              -------------------------------------------------------
 71,800       Mitsubishi Electric Corp.                                      382
              -------------------------------------------------------
 18,000       Mitsubishi Estate Co., Ltd.                                    187
              -------------------------------------------------------
 93,000       Mitsubishi Heavy Industries, Ltd.                              411
              -------------------------------------------------------
 40,200       Mitsubishi Material Corp.                                       88
              -------------------------------------------------------
 30,000       Mitsubishi Trust & Banking Co.                                 306
              -------------------------------------------------------
 39,800       Mitsui & Co.                                                   283
              -------------------------------------------------------
 42,400       Mitsui Engineering &
              Shipbuilding Co., Ltd. (b)                                      48
              -------------------------------------------------------
 13,400       Mitsui Fudosan                                                 111
              -------------------------------------------------------
 30,200       Mitsui Trust & Bankings Co.                                     56
              -------------------------------------------------------
 22,600       Mitsukoshi, Ltd. (b)                                           112
              -------------------------------------------------------
  6,000       Murata Manufacturing Co., Ltd.                                 444
              -------------------------------------------------------
 13,800       Mycal Corp.                                                     88
              -------------------------------------------------------
 37,200       NEC Corp.                                                      583
              -------------------------------------------------------
 42,400       New Oji Paper Co.                                              254
              -------------------------------------------------------
 22,600       NGK Insulators, Ltd.                                           238
              -------------------------------------------------------
  7,600       Nippon Denso, Ltd.                                             170
              -------------------------------------------------------

                                  -Continued-

Fifth Third International Equity Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                     Security                                   Market
   Amount                    Description                                  Value
----------    ------------------------------------------------------   ---------

 16,600       Nippon Express Co., Ltd.                                   $   112
              -------------------------------------------------------
    600       Nippon Fire & Marine Insurance                                   2
              -------------------------------------------------------
124,800       Nippon Kokan                                                   111
              -------------------------------------------------------
 19,600       Nippon Light Metal Co.                                          28
              -------------------------------------------------------
  8,600       Nippon Meat Packers, Inc.                                      123
              -------------------------------------------------------
 61,800       Nippon Oil Co., Ltd.                                           274
              -------------------------------------------------------
237,800       Nippon Steel Corp.                                             607
              -------------------------------------------------------
    300       Nippon Telegraph & Telephone Corp.                           3,816
              -------------------------------------------------------
 61,000       Nippon Yusen Kabushiki Kaisha                                  213
              -------------------------------------------------------
 73,600       Nissan Motors Co., Ltd. (b)                                    437
              -------------------------------------------------------
 41,000       Nomura Securities Co., Ltd.                                    574
              -------------------------------------------------------
 23,400       Odakyu Electric Railway                                         83
              -------------------------------------------------------
    900       Orix Corp.                                                      93
              -------------------------------------------------------
 84,200       Osaka Gas Co., Ltd.                                            304
              -------------------------------------------------------
 19,600       Penta-Ocean Construction Co., Ltd.                              37
              -------------------------------------------------------
  6,000       Pioneer Electronic Corp.                                       115
              -------------------------------------------------------
  2,000       Rohm Co.                                                       374
              -------------------------------------------------------
 81,000       Sakura Bank                                                    337
              -------------------------------------------------------
 12,800       Sankyo Co., Ltd.                                               338
              -------------------------------------------------------
 57,000       Sanyo Electric Co.                                             262
              -------------------------------------------------------
  3,800       Secom Co., Ltd.                                                450
              -------------------------------------------------------
  4,200       Sega Enterprise, Ltd.                                           59
              -------------------------------------------------------
 21,600       Sekisui House, Ltd.                                            243
              -------------------------------------------------------
 35,200       Sharp Corp.                                                    499
              -------------------------------------------------------
  5,000       Shimano, Inc.                                                  134
              -------------------------------------------------------
 30,600       Shimizu Construction                                           136
              -------------------------------------------------------
  7,800       Shin-Etsu Chemical Co.                                         283
              -------------------------------------------------------
  9,800       Shiseido Co., Ltd.                                             135
              -------------------------------------------------------
 19,400       Shizuoka Bank                                                  218
              -------------------------------------------------------
 41,400       Shon Denko KK                                                   56
              -------------------------------------------------------
  1,600       SMC Corp.                                                      197
              -------------------------------------------------------
  9,200       Sony Corp.                                                   1,170
              -------------------------------------------------------
 52,000       Sumitomo Bank, Ltd.                                            702
              -------------------------------------------------------
 80,600       Sumitomo Chemical Co., Ltd.                                    409
              -------------------------------------------------------
 25,200       Sumitomo Corp.                                                 189
              -------------------------------------------------------
 28,400       Sumitomo Electric Industries                                   357
              -------------------------------------------------------
  5,000       Sumitomo Forestry Co., Ltd.                                     40
              -------------------------------------------------------
 21,600       Sumitomo Metal & Mining                                        101
              -------------------------------------------------------
 77,600       Sumitomo Metal Industries (b)                                   97
              -------------------------------------------------------
 21,600       Sumitomo Osaka Cement Co.                                       40
              -------------------------------------------------------
 42,400       Taisei Construction                                             96
              -------------------------------------------------------
 12,800       Taisho Pharmaceutical Co.                                      496
              -------------------------------------------------------
 13,000       Taiyo Yuden Co., Ltd.                                          232
              -------------------------------------------------------
 24,400       Takeda Chemical Industries                                   1,322
              -------------------------------------------------------
 40,400       Teijin, Ltd.                                                   163
              -------------------------------------------------------
  8,000       The 77 Bank, Ltd.                                               79
              -------------------------------------------------------
 27,600       Tobu Railway Co., Ltd.                                          83
              -------------------------------------------------------
  6,900       Tohoku Electric Power Co., Inc.                                113
              -------------------------------------------------------
 90,800       Tokai Bank                                                     502
              -------------------------------------------------------
 39,000       Tokio Marine Fire Insurance Co.                                452
              -------------------------------------------------------
 35,200       Tokyo Electric Power                                           837
              -------------------------------------------------------
  2,000       Tokyo Electron, Ltd.                                           143
              -------------------------------------------------------
 40,600       Tokyo Gas, Ltd.                                                102
              -------------------------------------------------------
 24,400       Tokyu Corp.                                                     64
              -------------------------------------------------------
 15,600       Toppan Printing Co., Ltd.                                      186
              -------------------------------------------------------
 57,100       Toray Industries, Inc.                                         291
              -------------------------------------------------------
 21,600       Toto, Ltd.                                                     161
              -------------------------------------------------------
 32,400       Toyobo, Ltd.                                                    51
              -------------------------------------------------------
 88,000       Toyota Motor Corp.                                           3,097
              -------------------------------------------------------
 41,400       Ube Industries, Inc.                                            87
              -------------------------------------------------------
  9,000       Yamanouchi Pharmaceutical Co., Ltd.                            416
              -------------------------------------------------------
 20,000       Yokogawa Electric Corp.                                        120
              -------------------------------------------------------  ---------
                Total                                                     45,940
              -------------------------------------------------------  ---------
              Netherlands -- 5.8%
              -------------------------------------------------------
 34,178       ABN Amro Holdings NV                                           768
              -------------------------------------------------------
 13,478       Aegon NV                                                     1,040
              -------------------------------------------------------
  7,840       Akzo NV                                                        335
              -------------------------------------------------------
  1,826       Buhrmann NV                                                     37
              -------------------------------------------------------
 13,619       Elsevier NV                                                    173
              -------------------------------------------------------
    663       Getronics NV                                                    27
              -------------------------------------------------------
  1,061       Getronics NV                                                    44
              -------------------------------------------------------
  2,120       Hagemeyer NV                                                    59
              -------------------------------------------------------
  8,089       Heineken NV                                                    438
              -------------------------------------------------------
 23,699       ING Groep NV                                                 1,212
              -------------------------------------------------------
  1,849       KLM Royal Dutch Airlines NV                                     49
              -------------------------------------------------------
 13,845       Koninklijke Ahold NV                                           483
              -------------------------------------------------------
     28       Koninklijke Hoogovens NV                                         2
              -------------------------------------------------------
 10,643       Konninklijke KNP NV                                            486
              -------------------------------------------------------
    590       Nedlloyd Groep NV                                               17
              -------------------------------------------------------
  2,108       Oce Van Grinten                                                 46
              -------------------------------------------------------
  7,714       Philips Electronics NV                                         788
              -------------------------------------------------------
 46,277       Royal Dutch Petroleum Co.                                    2,892
              -------------------------------------------------------
 11,308       TNT Post Group NV                                              273
              -------------------------------------------------------
 12,917       Unilever NV                                                    915
              -------------------------------------------------------
  1,476       Vedior NV                                                       25
              -------------------------------------------------------
  1,086       Verenigde Machinefabrieken
              Stork NV                                                        27
              -------------------------------------------------------
  6,416       Wolters Kluwer NV CVA                                          234
              -------------------------------------------------------  ---------
                Total                                                     10,370
              -------------------------------------------------------  ---------
              Portugal -- 1.0%
              -------------------------------------------------------
  9,479       Banco Commercial                                               253
              -------------------------------------------------------
  5,800       Banco Espirito Santo                                           145
              -------------------------------------------------------
  5,066       Banco Portugues Investmento                                    106
              -------------------------------------------------------
  2,900       Brisa Autostradas                                              115
              -------------------------------------------------------
    900       Cie De Seguros Tranquilidad                                     23
              -------------------------------------------------------
  4,300       Cimpor Cimentos                                                 74
              -------------------------------------------------------
    100       Corporacao Industrial Do Norte                                   3
              -------------------------------------------------------
 29,000       Electricidade De Portugal                                      516
              -------------------------------------------------------
    500       Inapa                                                            4
              -------------------------------------------------------
  3,950       Jeronimo Martins (b)                                           127
              -------------------------------------------------------
  5,200       Portucel Industrial                                             33
              -------------------------------------------------------
  8,782       Portugal Telecom                                               389
              -------------------------------------------------------
    200       Sociedade De Construcoes Soares
              Da Costa SA (b)                                                  1
              -------------------------------------------------------
    900       Somague (SOC DE Empreitadas)                                     3
              -------------------------------------------------------
  2,200       Sonae                                                           65
              -------------------------------------------------------
    800       Unicer                                                          14
              -------------------------------------------------------  ---------
                Total                                                      1,871
              -------------------------------------------------------  ---------
              Singapore -- 2.6%
              -------------------------------------------------------
 46,000       City Development, Ltd.                                         320
              -------------------------------------------------------
  5,350       Creative Technology, Ltd.                                       56
              -------------------------------------------------------

                                  -Continued-

Fifth Third International Equity Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                     Security                                   Market
   Amount                    Description                                  Value
----------    ------------------------------------------------------   ---------

 17,000       Cycle & Carriage, Ltd.                                     $    93
              -------------------------------------------------------
 90,250       DBS Land, Ltd.                                                 188
              -------------------------------------------------------
 41,000       Development Bank of Singapore, Ltd.                            533
              -------------------------------------------------------
 17,000       First Capital Corp., Ltd.                                       24
              -------------------------------------------------------
 18,000       Fraser & Neave, Ltd.                                            75
              -------------------------------------------------------
 51,000       Hotel & Properties                                              53
              -------------------------------------------------------
 49,000       Keppel Corp., Ltd.                                             166
              -------------------------------------------------------
 27,000       Natsteel, Ltd.                                                  48
              -------------------------------------------------------
 37,000       Neptune Orient Lines, Ltd. (b)                                  47
              -------------------------------------------------------
 61,960       OCBC - Foreign                                                 519
              -------------------------------------------------------
     85       Overseas Union Enterprises, Ltd.                                 0
              -------------------------------------------------------
 26,000       Parkway Holdings, Ltd.                                          59
              -------------------------------------------------------
105,802       Sembcorp Industries, Ltd.                                      160
              -------------------------------------------------------
 54,000       Singapore International Airlines, Ltd.                         507
              -------------------------------------------------------
 21,059       Singapore Press Holdings                                       373
              -------------------------------------------------------
169,000       Singapore Technology
              Engineering, Ltd.                                              210
              -------------------------------------------------------
360,000       Singapore Telecommunications, Ltd.                             613
              -------------------------------------------------------
 94,000       United Industries Corp., Ltd.                                   58
              -------------------------------------------------------
 42,000       United Overseas Bank, Ltd.                                     307
              -------------------------------------------------------
 66,000       United Overseas Land, Ltd.                                      62
              -------------------------------------------------------
 14,000       Venture Manufacturing
              Singapore, Ltd.                                                116
              -------------------------------------------------------  ---------
                Total                                                      4,587
              -------------------------------------------------------  ---------
              Spain -- 3.8%
              -------------------------------------------------------
  2,244       Acerinox SA                                                     72
              -------------------------------------------------------
  7,923       Acesa Autopista                                                 88
              -------------------------------------------------------
  1,633       ACS Actividades Cons y Serv                                     44
              -------------------------------------------------------
  2,712       Alba                                                            68
              -------------------------------------------------------
 15,532       Argentaria Corporation                                         341
              -------------------------------------------------------
  2,258       Azucarera Ebro                                                  34
              -------------------------------------------------------
 62,217       Banco Bilbao Vizcaya                                           781
              -------------------------------------------------------
106,695       Banco Santander SA                                           1,059
              -------------------------------------------------------
  2,149       Corporacion Mapfre                                              39
              -------------------------------------------------------
  5,148       Dragados Y Construcciones SA                                    63
              -------------------------------------------------------
     45       Empresa Nacional de Celulosas SA                                 1
              -------------------------------------------------------
 29,415       Endesa SA                                                      579
              -------------------------------------------------------
  2,258       Fomento De Construction                                        132
              -------------------------------------------------------
 13,275       Gas Natural SDG SA                                             288
              -------------------------------------------------------
  4,419       General De Aguas D'Barcelona                                    69
              -------------------------------------------------------
 26,819       Iberdrola SA                                                   374
              -------------------------------------------------------
  7,561       Inmobiliaria Metro                                             170
              -------------------------------------------------------
  7,920       Prima Inmobiliaria (b)                                          72
              -------------------------------------------------------
 28,986       Repsol SA                                                      596
              -------------------------------------------------------
    993       SOL Melia SA                                                    40
              -------------------------------------------------------
  5,337       Tabacalera                                                     104
              -------------------------------------------------------
 84,216       Telefonica De Espana                                         1,349
              -------------------------------------------------------
  6,524       Telepizza (b)                                                   29
              -------------------------------------------------------
  8,849       Union Electrica Fenosa SA                                      119
              -------------------------------------------------------
 26,021       Vallehermoso SA                                                250
              -------------------------------------------------------
    772       Zardoya Otis                                                    20
              -------------------------------------------------------  ---------
                Total                                                      6,781
              -------------------------------------------------------  ---------
              Sweden -- 3.3%
              -------------------------------------------------------
    100       AGA AB, Series A                                                 1
              -------------------------------------------------------
  5,000       AGA AB, Series B                                                71
              -------------------------------------------------------
 11,989       AstraZeneca PLC                                                438
              -------------------------------------------------------
  4,000       Atlas Copco AB, Series A                                       107
              -------------------------------------------------------
  2,100       Atlas Copco AB, Series B                                        55
              -------------------------------------------------------
      1       Boliden, Ltd. (b)                                                0
              -------------------------------------------------------
  8,090       Castellum International, Ltd.                                   73
              -------------------------------------------------------
 14,103       Diligentia AB                                                  112
              -------------------------------------------------------
  8,400       Drott AB                                                        82
              -------------------------------------------------------
  9,500       Electrolux AB, Series B                                        198
              -------------------------------------------------------
 45,100       Ericsson LM, Series B                                        1,472
              -------------------------------------------------------
 16,300       Foereningssparbanken                                           259
              -------------------------------------------------------
 25,300       Hennes & Mauritz, Series B                                     660
              -------------------------------------------------------
  2,900       Netcom, Series B (b)                                           101
              -------------------------------------------------------
  2,300       OM Gruppen AB                                                   24
              -------------------------------------------------------
  6,100       Sandvik, Series A                                              151
              -------------------------------------------------------
  2,500       Sandvik, Series B                                               62
              -------------------------------------------------------
 12,100       Securitas AB, B Shares                                         179
              -------------------------------------------------------
 15,900       Skandia Forsakring                                             299
              -------------------------------------------------------
 18,500       Skandinaviska Enskilda Banken,
              Class A                                                        213
              -------------------------------------------------------
  3,900       Skanska AB, Series B                                           143
              -------------------------------------------------------
  2,700       SKF AB, Series B                                                59
              -------------------------------------------------------
  3,800       SSAB Swedish Steel                                              45
              -------------------------------------------------------
  6,800       Svenska Cellulosa AB, Series B                                 197
              -------------------------------------------------------
 20,100       Svenska Handelsbanken, Series A                                266
              -------------------------------------------------------
  4,560       Tornet Fastighets AB                                            63
              -------------------------------------------------------
  4,500       Trelleborg AB, Series B                                         38
              -------------------------------------------------------
  4,500       Volvo AB, Series A                                             138
              -------------------------------------------------------
  9,500       Volvo AB, Series B                                             297
              -------------------------------------------------------
  1,800       WM-Data AB, Series B                                            68
              -------------------------------------------------------  ---------
                Total                                                      5,871
              -------------------------------------------------------  ---------
              Switzerland -- 6.2%
              -------------------------------------------------------
  5,700       ABB Ltd. (b)                                                   552
              -------------------------------------------------------
    380       Adecco SA, Registered                                          213
              -------------------------------------------------------
    125       Alusuisse-Lonza Holding, Registered                            149
              -------------------------------------------------------
  5,600       Credit Suisse Group, Registered                              1,058
              -------------------------------------------------------
     65       George Fischer, Registered                                      20
              -------------------------------------------------------
    150       Holderbank Financiere Glarus AG                                180
              -------------------------------------------------------
    815       Nestle SA, Registered                                        1,600
              -------------------------------------------------------
  1,325       Novartis AG, Registered                                      1,911
              -------------------------------------------------------
     34       Roche Holdings AG                                              615
              -------------------------------------------------------
    143       Roche Holdings AG, Genuss                                    1,579
              -------------------------------------------------------
    335       Sairgroup                                                       75
              -------------------------------------------------------
    115       SMH Swiss Corp.                                                 90
              -------------------------------------------------------
     43       Societe Generale                                                50
              -------------------------------------------------------
     95       Sulzer AG, Registered (b)                                       56
              -------------------------------------------------------
    300       Swiss Reinsurance Co., Registered                              575
              -------------------------------------------------------
  1,230       Swisscom AG                                                    439
              -------------------------------------------------------
  4,202       UBS AG, Registered                                           1,279
              -------------------------------------------------------
    130       Valora Holding AG, Registered                                   31
              -------------------------------------------------------
    985       Zurich Allied AG                                               571
              -------------------------------------------------------  ---------
                Total                                                     11,043
              -------------------------------------------------------  ---------
              Thailand -- 0.0%
              -------------------------------------------------------
   8,700      CMIC Finance &
              Securities Co., Ltd. (b)                                         0
              -------------------------------------------------------
  13,300      Finance One PLC (b)                                              0
              -------------------------------------------------------
  14,500      General Finance &
              Securities Co., Ltd. (b)                                         0
              -------------------------------------------------------

                                  -Continued-

Fifth Third International Equity Fund
--------------------------------------------------------------------------------


   Shares
       or
Principal                     Security                                   Market
   Amount                    Description                                  Value
-------------  ------------------------------------------------------  ---------

   9,100      Univest Land Public Co., Ltd. (b)                         $      0
              -------------------------------------------------------  ---------
              Total Common Stocks (Cost $130,374)                        159,979
              -------------------------------------------------------  ---------
Preferred Stock -- 0.7
---------------------------------------------------------------------
              Australia -- 0.1%
              -------------------------------------------------------
  26,791      News Corp., Ltd.                                               216
              -------------------------------------------------------  ---------
              Austria -- 0.0%
              -------------------------------------------------------
       2      BAU Holding AG                                                   0
              -------------------------------------------------------  ---------
              Germany -- 0.2%
              -------------------------------------------------------
     775      SAP AG                                                         293
              -------------------------------------------------------
   1,750      Volkswagen AG                                                   61
              -------------------------------------------------------  ---------
                Total                                                        354
              -------------------------------------------------------  ---------
              Great Britain -- 0.4%
              -------------------------------------------------------
  60,525      Unilever (b)                                                   583
              -------------------------------------------------------  ---------
              Italy -- 0.0%
              -------------------------------------------------------
  18,150      Fiat SpA                                                        31
              -------------------------------------------------------  ---------
              Netherlands -- 0.0%
              -------------------------------------------------------
  14,467      Unilever NV (b)                                                 77
              -------------------------------------------------------
              Total Preferred Stock (Cost $1,052)                          1,261
              -------------------------------------------------------  ---------
Warrants and Rights -- 0.0%
---------------------------------------------------------------------
              Great Britain -- 0.0%
              -------------------------------------------------------
  15,528      Firstgroup PLC                                                   2
              -------------------------------------------------------  ---------
              Hong Kong -- 0.0%
              -------------------------------------------------------
   5,750      Hong Kong & China Gas Ltd.,
              Warrants (b)                                                    0
              -------------------------------------------------------  ---------
              Portugal -- 0.0%
              -------------------------------------------------------
   4,300      Cimpor Cimentos De Portugal,
              Bonus Coupons (b)                                               45
              -------------------------------------------------------  ---------
              Singapore -- 0.0%
              -------------------------------------------------------
   4,565      Neptune Orient Lines Rights (b)                                  0
              -------------------------------------------------------  ---------
              Thailand -- 0.0%
              -------------------------------------------------------
   1,290      National Finance & Security
              Warrants (b)                                                     0
              -------------------------------------------------------  ---------
              Total Warrants and Rights (Cost $43)                            47
              -------------------------------------------------------  ---------
Convertible Securities -- 0.0%
-------------------------------------------------------
              Portugal -- 0.0%
              -------------------------------------------------------
$    960      Jeronimo Martins, 12/30/04                                       6
              -------------------------------------------------------  ---------
              Total Convertible Securities (Cost $5)                           6
              -------------------------------------------------------  ---------
Corporate Bonds -- 0.0%
              -------------------------------------------------------
              Australia -- 0.0%
              -------------------------------------------------------
       0      RGC, Ltd., 0.00%,
              12/31/00                                                         0
              -------------------------------------------------------  ---------
              France -- 0.0%
              -------------------------------------------------------
       0      Casino Guichard, 4.50%, 7/12/01                                  0
              -------------------------------------------------------
       7      Sodexho SA, 6.00%, 6/7/04                                $       7
              -------------------------------------------------------  ---------
              Total Corporate Bonds (Cost $27)                                 7
              -------------------------------------------------------  ---------
Repurchase Agreements -- 5.8%
--------------------------------------------------------------------
              United States -- 5.8%
              ------------------------------------------------------
  10,400      Warburg/Dillon, 5.06%, dated
              7/30/99, due 8/2/99 (at amortized
              cost), collateralized by U.S. Treasury
              Notes, 5.75%, due 9/30/99 with a value
              of $10,609.                                                 10,400
              ------------------------------------------------------  ----------
              Total Repurchase Agreements
              (Cost $10,400)                                              10,400
              ------------------------------------------------------  ----------
              Total Investments (Cost $141,901) (a)
              -- 96.2%                                                   171,700
              -----------------------------------------------------
              Other assets in excess of
              liabilities -- 3.8%                                          6,744
              -----------------------------------------------------   ----------
              TOTAL NET ASSETS -- 100.0%                                $178,444
              ------------------------------------------------------  ----------

a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $2,474 and by the amount of market to market adjustments for passive foreign investment companies $566. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation             $33,057
Unrealized depreciation            ($ 6,298)
                                  ----------
Net unrealized appreciation         $26,759
                                  ----------
(b) Non-income producing security

The International Equity Fund's investment concentration, by industry, as of July 31, 1999, was as follows:

Automotive                           4.26%
Business & Financial Services       16.60%
Chemicals                            2.85%
Electric                             6.10%
Food                                 3.99%
Insurance                            5.58%
Oil & Gas Producers                  8.30%
Pharmaceuticals                      4.43%
Real Estate                          3.23%
Telecommunications                  10.81%
Other                               33.85%

Open futures contracts as of July 31, 1999: (Amounts in thousands except number of contracts)

  Number of                                      Opening        Market
  Contracts     Contract Type                    Position        Value
     7        Long DAX, 9/17/99                   $  965        $  959
     9        Long MIB Tel, 9/17/99                1,654         1,575
    11        Short Hang Seng, 8/30/99               965           941
    11        Long TOPIX, 9/9/99                   1,171         1,400

At July 31, 1999, the International Equity Fund had outstanding forward foreign currency exchange contracts on the following page (Amounts in Thousands except unrealized appreciation (depreciation).

      (See Notes which are an integral part of the Financial Statements)

Fifth Third International Equity Fund
--------------------------------------------------------------------------------

                                      Contract                      Unrealized
Delivery                               Amount     Contract Value   Appreciation
  Date                           (Local Currency)   U.S. Dollar   (Depreciation)
--------------------------------------------------------------------------------

British Sterling Pounds
Long Contracts
8/12/99                                   673      $     1,096      ($    5,261)
10/12/99                                  898            1,412           43,142
10/12/99                                4,491            7,121          154,349
10/12/99                                2,245            3,547           89,525
10/12/99                                1.347            2,125           57,345
Short Contracts
8/12/99                                   673            1,089           (1,193)
10/12/99                                8,981           13,987         (562,046)

Euro
Long Contracts
9/10/99                                   660              684           25,210
9/10/99                                 1,589            1,657           50,287
10/12/99                                2,619            2,741           79,375
10/12/99                               13,092           13,882          217,040
10/12/99                                6,547            6,942          112,523
10/12/99                                3,928            4,156           76,545
Short Contracts
8/2/99                                  2,861            3,049          (13,583)
8/3/99                                     26               28             (219)
10/12/99                               26,186           26,834       (1,365,033)

Hong Kong Dollar
Long Contracts
8/30/99                                   675               87              (13)
Short Contracts
8/3/99                                  7,843            1,010              247

Japanese Yen
Long Contracts
8/24/99                               689,993            5,854          204,748
8/24/99                                 5,271               44            2,126
10/21/99                              576,326            4,906          204,743
Short Contracts
8/24/99                               210,029            1,710         (133,860)
9/16/99                               373,703            3,229          (67,081)
10/21/99                              576,326            4,930         (180,717)

Singapore Dollar
Short Contracts
8/2/99                                    454              270              (77)
8/3/99                                    133               79             (178)
8/4/99                                     25               15               44

Swedish Krone
Short Contracts
8/3/99                                  1,923              235             (194)

Swiss Franc
Long Contracts
8/3/99                                    355              239             (254)



      (See Notes which are an integral part of the Financial Statements)

Fifth Third Bond Fund For Income
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------


Principal                     Security                    Market
 Amount                     Description                    Value
---------- --------------------------------------------- --------
Asset Backed Securities -- 1.4%
--------------------------------------------------------
           Financial -- 1.4%
           ---------------------------------------------
$ 3,352    GE Capital Management, 6.94%,
           3/25/27                                        $ 3,352
           --------------------------------------------- --------
           Total Asset Backed Securities                    3,352
           --------------------------------------------- --------
Corporate Bonds -- 37.3%
---------------------------------------------------------
           Financial -- 17.2%
           ---------------------------------------------
  5,000    American General Finance Corp.,
           5.75%, 11/1/03                                   4,799
           ---------------------------------------------
  5,000    AT&T Capital Corp., 7.50%,
           11/15/00                                         5,024
           ---------------------------------------------
  5,000    Nationsbank Corp., 5.75%, 3/15/01                4,961
           ---------------------------------------------
  8,000    Norwest Financial Corp., 6.38%,
           7/16/02                                          7,952
           ---------------------------------------------
  8,000    Reliastar Financial Corp., 7.13%,
           3/1/03                                           8,078
           ---------------------------------------------
  5,000    Shawmut National Corp., 7.20%,
           4/15/03                                          5,084
           ---------------------------------------------
  5,000    Southern National Corp., 7.05%,
           5/23/03                                          5,029
           --------------------------------------------- --------
             Total                                         40,927
           --------------------------------------------- --------
           Industrial -- 7.7%
           ---------------------------------------------
  5,000    First Data Corp., 6.38%, 12/15/07                4,813
           ---------------------------------------------
  4,000    Service Corp. Intl., 6.38%, 10/1/00              3,970
           ---------------------------------------------
  5,000    Supervalue, Medium Term Note,
           6.64%, 6/9/06                                    4,798
           ---------------------------------------------
  5,000    Tyco International, Ltd., 6.38%,
           1/15/04                                          4,914
           --------------------------------------------- --------
             Total                                         18,495
           --------------------------------------------- --------
           Manufacturing -- 2.0%
           ---------------------------------------------
  5,000    Kellwood Co., 7.88%, 7/15/09                     4,880
           --------------------------------------------- --------
           Oil & Gas Producers &
           Services -- 1.9%
           ---------------------------------------------
  5,000    Atlantic Richfield Corp.,
           5.90%, 4/15/09                                   4,639
           --------------------------------------------- --------
           Telecommunications -- 5.3%
           ---------------------------------------------
  8,000    MCI Worldcom, Inc., 6.13%, 4/15/02               7,886
           ---------------------------------------------
  5,000    Sprint Capital Corp., 5.88%, 5/1/04              4,786
           --------------------------------------------- --------
             Total                                         12,672
           --------------------------------------------- --------
           Utilities -- 3.2%
           ---------------------------------------------
  7,000    Puget Sound Energy, Inc., 6.46%,
           3/9/09                                           6,683
           ---------------------------------------------
  1,000    Southern New England, 8.00%,
           11/20/01                                         1,035
           --------------------------------------------- --------
             Total                                          7,718
           --------------------------------------------- --------
           Total Corporate Bonds                           89,331
           --------------------------------------------- --------
U.S. Government Securities -- 53.0%
--------------------------------------------------------
           Mortgage Backed Securities -- 12.5%
           ---------------------------------------------
    955    Ginnie Mae, 10.50%, 7/15/14,
           Pool #321016                                     1,040
           ---------------------------------------------
    907    Ginnie Mae, 8.50%, 6/15/22,
           Pool #220207                                       961
           ---------------------------------------------
 29,651    Ginnie Mae, 6.50%, 8/20/28,
           Pool #2630                                      28,002
           --------------------------------------------- --------
             Total                                         30,003
           --------------------------------------------- --------
           U.S. Government Agencies -- 17.1%
           ---------------------------------------------
  7,000    Fannie Mae, 5.31%, 5/18/01                       6,922
           ---------------------------------------------
  8,000    Fannie Mae, 5.81%, 3/2/04
           (Callable 3/2/01 @ 100)                          7,747
           ---------------------------------------------
 10,000    FFCB, 5.90%, 8/6/01
           (Callable 8/6/99 @ 100)                          9,932
           ---------------------------------------------
  5,000    FHLB, 5.61%, 8/10/01                             4,957
           ---------------------------------------------
  4,000    FHLB, 5.13%, 9/15/03                             3,809
           ---------------------------------------------
  7,750    Freddie Mac, 5.75%, 7/15/03                      7,562
           --------------------------------------------- --------
             Total                                         40,929
           --------------------------------------------- --------
           U.S. Treasury Notes -- 23.4%
           ---------------------------------------------
  4,000    5.38%, 2/15/01 (b)                               3,989
           ---------------------------------------------
 11,500    6.13%, 12/31/01                                 11,600
           ---------------------------------------------
  4,000    6.50%, 5/31/02 (b)                               4,076
           ---------------------------------------------
  7,000    5.75%, 4/30/03                                   6,972
           ---------------------------------------------
  8,500    5.25%, 5/15/04 (b)                               8,306
           ---------------------------------------------
 11,000    5.88%, 11/15/05 (b)                             10,911
           ---------------------------------------------
  5,000    6.88%, 5/15/06 (b)                               5,222
           ---------------------------------------------
  4,750    5.50%, 5/15/09 (b)                               4,606
           --------------------------------------------- --------
             Total                                         55,682
           --------------------------------------------- --------
           Total U.S. Government Securities               126,614
           --------------------------------------------- --------
Repurchase Agreement -- 7.1%
--------------------------------------------------------
 17,066    Warburg/Dillon, 5.06%, dated
           7/30/99, due 8/2/99 (at amortized
           cost), collateralized by U.S. Treasury
           Notes, 5.75%, due 9/30/99 with a value
           of $17,411.                                     17,066
           --------------------------------------------- --------
           Total Repurchase Agreement                      17,066
           --------------------------------------------- --------
Short Term Securities Purchased with
Collateral -- 16.1%
--------------------------------------------------------
           Certificate of Deposit -- 0.9%
           ---------------------------------------------
  1,912    Bankers Trust Co., Floating Rate
           Certificate of Deposit, 5.32%,
           5/15/00                                          1,912
           ---------------------------------------------
  2,086    Chase Manhattan Corp., 4.90%, 8/11/99            2,086
           --------------------------------------------- --------
             Total                                          3,998
           --------------------------------------------- --------
           Commercial Paper -- 3.8%
           ---------------------------------------------
  2,267    AT&T Corp., 5.10%, 8/2/99                        2,267
           ---------------------------------------------
  2,268    Associates First Capital Corp.,
           5.10%, 8/2/99                                    2,268
           ---------------------------------------------
  2,268    Cargill, Inc., 5.12%, 8/2/99                     2,268
           ---------------------------------------------
  2,268    Xerox Corp., 5.10%, 8/2/99                       2,268
           --------------------------------------------- --------
             Total                                          9,071
           --------------------------------------------- --------
           Corporate Bond -- 0.4%
           ---------------------------------------------
    926    American Express Corp., Floating
           Rate Note, 5.32%, 2/18/00                          926
           --------------------------------------------- --------


                                --Continued--

       Fifth Third Bond Fund For Income
       -------------------------------------------------------------------------


       Principal                     Security              Market
         Amount                     Description             Value
       ---------- -------------------------------------- --------

                  U.S. Government Agency -- 2.7%
                  --------------------------------------
         6,475    Sallie Mae, Floating Rate Note,
                  4.94%, 11/18/99                         $ 6,475
                  -------------------------------------- --------
                  Repurchase Agreement -- 7.5%
                  --------------------------------------
        18,047    Goldman Sachs, Tri-Party, 5.04%,
                  dated 7/30/99, due 8/2/99 (at
                  amortized cost), collateralized by
                  U.S. Treasury Bond, 6.375%, due 8/15/27
                  with a value of $73,024                  18,047
                  -------------------------------------- --------
                  Total Short Term Securities
                  Purchased with Collateral                38,517
                  -------------------------------------- --------
                  Total Investments (Cost $279,525)(a)
                  -- 114.9%                               274,880
                  --------------------------------------
                  Liabilities in excess of other
                  assets -- (14.9)%                      (35,593)
                  -------------------------------------- --------
                  TOTAL NET ASSETS -- 100.0%             $239,287
                  -------------------------------------- --------
a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $100. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

              Unrealized appreciation          $   357
              Unrealized depreciation         ($5,102)
                                             ---------
              Net unrealized depreciation     ($4,745)
                                             ---------
(b) All or part of this security has been loaned at July 31, 1999. The following abbreviations are used in this portfolio:
    FHLB -- Federal Home Loan Bank
    FFCB -- Federal Farm Credit Bank


      (See Notes which are an integral part of the Financial Statements)

Fifth Third Quality Bond Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------

Principal                       Security                          Market
 Amount                        Description                         Value
----------------- ---------------------------------------------- ---------
Corporate Bonds - 36.6%
----------------------------------------------------------------
                  Financial - 16.7%
                  ----------------------------------------------
        $5,000    Abitibi Consolidated Financial,
                  7.88%, 8/1/09                                  $   4,933
                  ----------------------------------------------
         5,000    Bank One Corp., 6.88%, 8/1/06                      4,921
                  ----------------------------------------------
         5,000    Bear Stearns Co., Inc., 6.45%, 8/1/02              4,909
                  ----------------------------------------------
         5,000    Goldman Sachs Group, 6.65%,
                  5/15/09                                            4,757
                  ----------------------------------------------
         5,000    Toyota Motor Credit Corp., 5.50%,
                  12/15/08                                           4,527
                  ---------------------------------------------- ---------
                    Total                                           24,047
                  ---------------------------------------------- ---------
                  Manufacturing - 3.4%
                  ----------------------------------------------
         5,000    Kellwood Co., 7.88%, 7/15/09                       4,880
                  ---------------------------------------------- ---------
                  Multimedia - 3.5%
                  ----------------------------------------------
         5,000    Viacom, Inc., 7.75%, 6/1/05                        5,085
                  ---------------------------------------------- ---------
                  Oil & Gas - 3.2%
                  ----------------------------------------------
         5,000    Atlantic Richfield, 5.90%, 4/15/09 (b)             4,639
                  ---------------------------------------------- ---------
                  Telecommunications - 9.8%
                  ----------------------------------------------
         5,000    Lucent Technologies, 6.45%,
                  3/15/29 (b)                                        4,487
                  ----------------------------------------------
         5,000    Sprint Capital Corp., 5.88%, 5/1/04                4,786
                  ----------------------------------------------
         5,000    Teleglobe, Inc., 7.70%, 7/20/29                    4,809
                  ---------------------------------------------- ---------
                    Total                                           14,082
                  ---------------------------------------------- ---------
                  Total Corporate Bonds                             52,733
                  ---------------------------------------------- ---------
U.S. Government Securities - 59.2%
----------------------------------------------------------------
                  Mortgage Backed Securities - 30.5%
                  ----------------------------------------------
        26,887    Fannie Mae, 6.50%, 4/1/14                         26,267
                  ----------------------------------------------
             3    Freddie Mac, 9.50%, 10/1/02,
                  Pool #38-0009, CMO                                     3
                  ----------------------------------------------
            10    Freddie Mac, 8.00%, 8/1/08,
                  Pool #27-2525, CMO                                    10
                  ----------------------------------------------
        11,120    Ginnie Mae, 6.50%, 10/20/28                       10,501
                  ----------------------------------------------
         7,931    Ginnie Mae, 6.00%, 2/15/29                         7,308
                  ---------------------------------------------- ---------
                    Total                                           44,089
                  ---------------------------------------------- ---------
                  U.S. Government Agencies - 9.8%
                  ----------------------------------------------
         7,250    Fannie Mae, 5.74%, 5/17/02
                  (Callable 5/17/00 @ 100)                           7,159
                  ----------------------------------------------
         2,000    Fannie Mae, 6.38%, 6/15/09                         1,954
                  ----------------------------------------------
         5,000    Freddie Mac, 5.25%, 2/16/01
                  (Callable 2/16/00 @ 100)                           4,948
                  ---------------------------------------------- ---------
                    Total                                           14,061
                  ---------------------------------------------- ---------
                  U.S. Treasury Bonds - 1.5%
                  ----------------------------------------------
         1,250    5.25%, 11/15/28 (b)                                1,091
                  ----------------------------------------------
         1,250    5.25%, 2/15/29 (b)                                 1,104
                  ---------------------------------------------- ---------
                   Total                                             2,195
                  ---------------------------------------------- ---------
                  U.S. Treasury Notes - 17.4%
                  ----------------------------------------------
         9,250    5.38%, 2/15/01 (b)                                 9,224
                  ----------------------------------------------
         5,000    5.75%, 6/30/01 (b)                                 5,008
                  ----------------------------------------------
         5,000    5.75%, 11/30/02 (b)                                4,988
                  ----------------------------------------------
         5,000    4.75%, 2/15/04 (b)                                 4,781
                  ----------------------------------------------
         1,000    6.88%, 5/15/06 (b)                                 1,044
                  ---------------------------------------------- ---------
                    Total                                           25,045
                  ---------------------------------------------- ---------
                  Total U.S. Government Securities                  85,390
                  ---------------------------------------------- ---------
Repurchase Agreement - 2.9%
----------------------------------------------------------------
         4,205    Warburg/Dillion, 5.06%, dated
                  7/30/99, due 8/2/99 (at amortized
                  cost), collateralized by U.S. Treasury
                  Notes, 5.50%, due 12/31/00 with a value
                  of $4,293.                                         4,205
                  ---------------------------------------------- ---------
                  Total Repurchase Agreement                         4,205
                  ---------------------------------------------- ---------
Short Term Securities Purchased with
Collateral - 23.2%
----------------------------------------------------------------
                  Certificates of Deposit - 1.7%
                  ----------------------------------------------
           540    Bankers Trust Co., Floating Rate
                  Certificate of Deposit, 5.32%, 5/15/00               540
                  ----------------------------------------------
         1,951    Chase Manhattan Corp., 4.90%, 8/11/99              1,951
                  ---------------------------------------------- ---------
                    Total                                            2,491
                  ---------------------------------------------- ---------
                  Commercial Paper - 5.6%
                  ----------------------------------------------
         2,026    AT&T Corp., 5.10%, 8/2/99                          2,026
                  ----------------------------------------------
         2,025    Associates First Capital Corp.,
                  5.10%, 8/2/99                                      2,025
                  ----------------------------------------------
         2,025    Cargill, Inc., 5.12%, 8/2/99                       2,025
                  ----------------------------------------------
         2,025    Xerox Corp., 5.10%, 8/2/99                         2,025
                  ---------------------------------------------- ---------
                    Total                                            8,101
                  ---------------------------------------------- ---------
                  Corporate Bond - 1.0%
                  ----------------------------------------------
         1,483    American Express Co., Floating Rate
                  Note, 5.32%, 2/18/00                               1,483
                  ---------------------------------------------- ---------
                  U.S. Government Agency - 3.7%
                  ----------------------------------------------
         5,319    Sallie Mae, Floating Rate Note,
                  4.94%, 11/18/99                                    5,319
                  ---------------------------------------------- ---------
                  Repurchase Agreement - 11.2%
                  ----------------------------------------------
        16,116    Goldman Sachs, Tri-Party, 5.04%,
                  dated 7/30/99, due 8/2/99 (at
                  amortized cost), collateralized by U.S.
                  Treasury Bond, 6.375%, due 8/15/27
                  with a value of $73,024                           16,116
                  ---------------------------------------------- ---------
                  Total Short Term Securities
                  Purchased with Collateral                         33,510
                  ---------------------------------------------- ---------
                  Total Investments (Cost $179,915) (a)
                  - 122.0%                                         175,838
                  ---------------------------------------------- ---------
                  Liabilities in excess of other
                  assets - (22.0)%                                 (31,664)
                  ---------------------------------------------- ---------
                  TOTAL NET ASSETS - 100.0%                      $ 144,174
                  ---------------------------------------------- ---------

a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax purposes by the amount of losses recognized for financial reporting purposes in excess of federal income tax purposes of $70. Cost for federal income tax purposes differs from value by net unrealized appreciation (depreciation) of securities as follows:

     Unrealized appreciation                       $    2
     Unrealized depreciation                      ($4,149)
                                                 ---------
     Net unrealized depreciation                  ($4,147)
                                                 ---------

(b) All or part of this security has been loaned as of July 31, 1999.

The following abbreviation is used in this portfolio:
CMO -- Collateralized Mortgage Obligation

      (See Notes which are an integral part of the Financial Statements)

Fifth Third U.S. Government Securities Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------

Principal                      Security                          Market
   Amount                     Description                         Value
---------------   -----------------------------------------    -----------
U.S. Government Securities - 93.2%
-----------------------------------------
                  Mortgage Backed Securities - 16.8%
                  -----------------------------------------
       $   747    Fannie Mae, 6.00%, 6/1/01                     $     746
                  -----------------------------------------
         3,684    Fannie Mae, 6.00%, 10/1/04                        3,628
                  -----------------------------------------
         1,837    Fannie Mae, 6.50%, 12/01/04                       1,836
                  -----------------------------------------
         1,889    Freddie Mac, 6.00%, 9/1/05                        1,846
                  -----------------------------------------    -----------
                    Total                                           8,056
                  -----------------------------------------
                  U.S. Government Agencies - 37.6%
                  -----------------------------------------
         2,000    Fannie Mae, 5.78%, 2/12/03
                  (Callable 2/12/01 @ 100)                          1,963
                  -----------------------------------------
         4,000    Fannie Mae, 5.75%, 4/15/03                        3,920
                  -----------------------------------------
         2,000    Fannie Mae, 5.96%, 2/23/04
                  (Callable 2/23/00 @ 100)                          1,941
                  -----------------------------------------
         2,000    Fannie Mae, 6.29%, 5/9/05
                  (Callable 5/9/01 @ 100)                           1,935
                  -----------------------------------------
         2,000    FFCB, 5.90%, 8/6/01
                  (Callable 8/6/99 @ 100)                           1,986
                  -----------------------------------------
         2,000    FFCB, 5.10%, 11/24/03                             1,904
                  -----------------------------------------
         3,000    Freddie Mac, 5.50%, 8/23/02
                  (Callable 2/23/00 @ 100)                          2,930
                  -----------------------------------------
         1,500    Freddie Mac, 5.00%, 1/15/04                       1,416
                  -----------------------------------------    -----------
                    Total                                          17,995
                  -----------------------------------------    -----------
                  U.S. Treasury Notes - 38.8%
                  -----------------------------------------
         3,600    5.88%, 11/30/01                                   3,614
                  -----------------------------------------
         5,000    6.25%, 6/30/02 (b)                                5,064
                  -----------------------------------------
         1,000    4.25%, 11/15/03 (b)                                 939
                  -----------------------------------------
         1,000    4.75%, 2/15/04 (b)                                  956
                  -----------------------------------------
         3,000    6.50%, 5/15/05                                    3,070
                  -----------------------------------------
         2,500    5.88%, 11/15/05 (b)                               2,480
                  -----------------------------------------
         2,500    5.63%, 2/15/06 (b)                                2,445
                  -----------------------------------------    -----------
                    Total                                          18,568
                  -----------------------------------------    -----------
                  Total U.S. Government Securities                 44,619
                  -----------------------------------------    -----------
Repurchase Agreement - 5.3%
-----------------------------------------------------------
         2,543    Warburg/Dillion, 5.06%, dated
                  7/30/99, due 8/2/99 (at amortized
                  cost), collateralized by U.S. Treasury
                  Notes, 5.50%, due 12/31/00 with a
                  value of $2,596                                   2,543
                  -----------------------------------------    -----------
                  Total Repurchase Agreement                        2,543
                  -----------------------------------------    -----------
Short Term Securities Purchased with
Collateral - 25.9%
-----------------------------------------------------------
                  Certificate of Deposit N 2.2%
                  -----------------------------------------
         1,047    Chase Manhattan Corp., 4.90%,
                  8/11/99                                           1,047
                  -----------------------------------------    -----------
Commercial Paper - 7.7%
-----------------------------------------------------------
           919    AT&T Corp., 5.10%, 8/2/99  919
                  -----------------------------------------
           919    Associates First Capital Corp., 5.10%,
                  8/2/99                                              919
                  -----------------------------------------
           919    Cargill, Inc., 5.12%, 8/2/99                        919
                  -----------------------------------------
           919    Xerox Corp., 5.10%, 8/2/99                          919
                  -----------------------------------------    -----------
                    Total                                           3,676
                  -----------------------------------------    -----------
                  U.S. Government Agency - 0.7%
                  -----------------------------------------
           357    Sallie Mae, Floating Rate Note,
                  4.94%, 11/18/99                                     357
                  -----------------------------------------    -----------
                  Repurchase Agreement - 15.3%
                  -----------------------------------------
         7,314    Goldman Sachs, Tri-Party, 5.04%,
                  dated 7/30/99, due 8/2/99 (at
                  amortized cost), collateralized by U.S.
                  Treasury Bond, 6.375%, due 8/15/27
                  with a value of $73,024                           7,314
                  -----------------------------------------    -----------
                  Total Short Term Securities
                  Purchased with Collateral                        12,394
                  -----------------------------------------    -----------
                  Total Investments (Cost $60,333) (a)
                  - 124.4%                                         59,556
                  -----------------------------------------    -----------
                  Liabilities in excess of other
                  assets - (24.4)%                                (11,694)
                  -----------------------------------------    -----------
                  TOTAL NET ASSETS - 100.0%                     $  47,862
                  -----------------------------------------    -----------

(a) Cost for federal tax purposes differs from value by net unrealized depreciation of $777, which is composed of $107 appreciation and $884 depreciation at July 31, 1999.

(b)  All or part of this security has been loaned at July 31, 1999.

The following abbreviation is used in this portfolio:
FFCB - Federal Farm Credit Bank


      (See Notes which are an integral part of the Financial Statements)

Fifth Third Municipal Bond Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands except share amounts)
--------------------------------------------------------------------------------
Principal                      Security                           Market
 Amount                       Description                          Value
--------------------------------------------------------------------------------
Municipal Bonds -- 89.4%
------------------------------------------------------------
                  Alabama -- 1.5%
                  ------------------------------------------
    $    2,000    Alabama State, Public School &
                  College Authority, Revenue, 4.25%,
                  11/1/18 (Callable 11/1/08 @ 101.50)
                  FSA                                           $    1,682
                  ------------------------------------------    ----------
                  Arizona -- 2.8%
                  ------------------------------------------
         4,000    Maricopa County Community
                  College District, Series C, GO, 3.25%,
                  7/1/14 (Callable 7/1/08 @ 101)                     3,194
                  ------------------------------------------    ----------
                  California -- 2.9%
                  ------------------------------------------
         2,170    Los Angeles, Wastewater Systems
                  Revenue, Series C, 4.00%, 6/1/15
                  (Callable 6/1/08 @ 101) MBIA                       1,847
                  ------------------------------------------
         1,505    Sanger, Unified School District, GO,
                  5.35%, 8/1/15, MBIA                                1,543
                  ------------------------------------------    ----------
                     Total                                           3,390
                  ------------------------------------------    ----------
                  Florida -- 12.1%
                  ------------------------------------------
         2,455    Escambia County, Revenue, 4.60%,
                  1/1/07, AMBAC                                      2,444
                  ------------------------------------------
         2,500    Florida State Board of Education,
                  Series B, Revenue, 5.00%, 7/1/05,
                  FGIC                                               2,571
                  ------------------------------------------
         3,000    Florida State Board of Education,
                  Series D, GO, 5.25%, 6/1/10
                  (Callable 6/1/08 @ 101)                            3,064
                  ------------------------------------------
         1,000    Orlando, Capital Improvement,
                  Revenue, 6.00%, 10/1/22(Prerefunded
                  10/1/01 @ 102)                                     1,059
                  ------------------------------------------
         2,000    Reedy Creek, Series A, GO, 5.25%,
                  6/1/09 (Callable 6/1/08 @ 100)
                  MBIA                                               2,055
                  ------------------------------------------
         2,500    Village Center Community
                  Development District, Series A,
                  Revenue, 5.50%, 11/1/12, MBIA                      2,597
                  ------------------------------------------    ----------
                     Total                                          13,790
                  ------------------------------------------    ----------
                  Georgia -- 4.9%
                  ------------------------------------------
         2,000    Fulton County, Hospital Authority
                  Revenue, 6.38%, 9/1/22 (Prerefunded
                  9/1/02 @ 102)                                      2,158
                  ------------------------------------------
         3,445    Georgia State, Series C, GO, 5.00%,
                  7/1/09                                             3,499
                  ------------------------------------------    ----------
                     Total                                           5,657
                  ------------------------------------------    ----------
                  Illinois -- 5.9%
                  ------------------------------------------
         1,230    Cook County Community School
                  District #097 Oak Park, Series A,
                  GO, 5.50%, 12/1/12 (Callable 12/1/09 @ 100)        1,253
                  ------------------------------------------
         1,500    Du Page County Community High
                  School District #099, Downers Grove,
                  GO, 5.50%, 12/1/15 (Callable 12/1/09
                  @ 100) FSA                                         1,514
                  ------------------------------------------
         3,000    Illinois State Toll Highway Authority,
                  Series A, Revenue, 3.50%, 1/1/05
                  (Callable 1/1/03 @ 100)                            2,841
                  ------------------------------------------
         1,055    Macon County & Decatur Illinois,
                  Certificate Participation, 6.50%,
                  1/1/05, FGIC                                       1,147
                  ------------------------------------------    ----------
                     Total                                           6,755
                  ------------------------------------------    ----------
                  Indiana -- 6.3%
                  ------------------------------------------
         1,625    Ball State University, Series I,
                  Revenue, 3.35%, 7/1/00, FGIC                       1,621
                  ------------------------------------------
         1,275    Munster School Building Corp.,
                  Revenue, 5.70%, 7/15/10
                  (Prerefunded 1/15/05 @ 101) MBIA                   1,358
                  ------------------------------------------
         2,000    South Bend Indiana Community
                  School Corp., Riley School Building
                  Corp., Refunding, Revenue, 5.25%,
                  7/1/12 (Callable 7/1/08 @ 101)                     1,998
                  ------------------------------------------
         2,245    Tipton Community School Building
                  Corp., Revenue, 5.55%, 7/15/12, FSA                2,327
                  ------------------------------------------    ----------
                     Total                                           7,304
                  ------------------------------------------    ----------
                  Kansas -- 1.1%
                  ------------------------------------------
         1,250    Douglas County, Unified School
                  District, GO, 6.00%, 9/1/09
                  (Prerefunded 9/1/03 @ 100)                         1,323
                  ------------------------------------------    ----------
                  Kentucky -- 1.7%
                  ------------------------------------------
     $   2,000    Carrollton & Henderson Public
                  Energy Authority, Series A, Revenue,
                  5.00%, 1/1/09, FSA                                 2,009
                  ------------------------------------------    ----------
                  Maine -- 0.8%
                  ------------------------------------------
         1,000    Maine Municipal Bond Bank, Series
                  C, Revenue, 5.20%, 11/1/18 (Callable
                  11/1/09 @ 101)                                       976
                  ------------------------------------------    ----------
                  Massachusetts -- 3.3%
                  ------------------------------------------
         4,000    State, Industrial Financial Agency,
                  Bradford College, Revenue,
                  5.25%, 11/1/18 - Callable 11/1/08 @ 102)           3,773
                  ------------------------------------------    ----------
                  Michigan -- 1.4%
                  ------------------------------------------
         1,500    Michigan Municipal Bond Authority,
                  Revenue, 7.00%, 11/1/03, AMBAC                     1,652
                  ------------------------------------------    ----------
                  Missouri -- 1.7%
                  ------------------------------------------
         2,000    Kansas City, Streetlight Project,
                  Series B, GO, 5.00%, 2/1/13
                  (Callable 2/1/07 @ 101)                            1,979
                  ------------------------------------------    ----------
                  Nebraska -- 1.9%
                  ------------------------------------------
         2,000    Omaha, Public Power District, 5.90%,
                  2/1/06                                             2,149
                  ------------------------------------------    ----------
                  Nevada -- 3.5%
                  ------------------------------------------
         4,000    Clark County, Flood Control, GO,
                  5.25%, 11/1/10 (Callable 11/1/08
                  @ 101) FGIC                                        4,073
                  ------------------------------------------    ----------
                  New Jersey -- 2.6%
                  ------------------------------------------
         3,000    New Jersey State Transportation
                  Authority, Series A, Revenue,
                  5.13%, 6/15/15 (Callable 6/15/09 @ 100)            2,960
                  ------------------------------------------    ----------
                  North Carolina -- 3.7%
                  ------------------------------------------
         2,750    Cumberland County, Finance Corp.
                  Public Building & Equipment Projects,
                  Revenue, 4.75%, 12/1/17 (Callable
                  12/1/08 @ 102), MBIA                               2,513
                  ------------------------------------------
         2,000    North Carolina Medical Care
                  Community Hospital, Revenue, 4.75%,
                  12/1/28 (Callable 12/1/08 @ 101)                   1,746
                  ------------------------------------------    ----------
                     Total                                           4,259
                  ------------------------------------------    ----------

                                  -Continued-

Fifth Third Municipal Bond Fund
--------------------------------------------------------------------------------
Principal                      Security                           Market
 Amount                       Description                          Value
--------------------------------------------------------------------------------
                  Ohio -- 2.2%
                  ------------------------------------------
     $   1,000    Columbus, Sewer Improvement
                  Bonds, GO, 6.50%, 9/15/01                     $   1,050
                  ------------------------------------------
         1,500    Ohio State Highway Capital
                  Improvements, Series B, GO, 5.00%, 5/1/07         1,535
                  ------------------------------------------    ---------
                     Total                                          2,585
                  ------------------------------------------    ---------
                  Oregon -- 0.9%
                  ------------------------------------------
         1,000    Yamhill County School District #029J,
                  GO, 6.10%, 6/1/11 (Prerefunded 6/1/04
                  @ 101), FSA                                       1,083
                  ------------------------------------------    ---------
                  Pennsylvania -- 7.6%
                  ------------------------------------------
         1,000    Pennsylvania Convention Center
                  Authority, Revenue, Series A, 6.70%,
                  9/1/16, FGIC                                      1,154
                  ------------------------------------------
         2,550    Pittsburgh Water & Sewer Systems
                  Authority, Revenue, Series C,
                  5.05%, 9/1/25, FSA (Callable 3/1/08 @ 100)        2,378
                  ------------------------------------------
         1,000    State Higher Education Assistance
                  Agency Student Loan Revenue,
                  Series A, 4.63%, 12/1/00                          1,009
                  ------------------------------------------
         2,000    State, Higher Education Facilities
                  Authority Health Services, Revenue,
                  5.10%, 1/1/05                                     1,995
                  ------------------------------------------
         2,000    Trinity Area School District, GO,
                  6.63%, 11/1/11 (Prerefunded
                  11/1/01 @ 100) FGIC                               2,109
                  ------------------------------------------    ---------
                     Total                                          8,645
                  ------------------------------------------    ---------
                  South Carolina -- 3.9%
                  ------------------------------------------
         2,000    South Carolina State Capital
                  Improvement, GO, 4.50%, 4/1/05
                  (Callable 4/1/03 @ 102)                           2,011
                  ------------------------------------------
         2,480    South Carolina Transportation
                  Infrastructure Bank Revenue, Series A,
                  5.00%, 10/1/07, MBIA                              2,530
                  ------------------------------------------    ---------
                     Total                                          4,541
                  ------------------------------------------    ---------
                  South Dakota -- 2.2%
                  ------------------------------------------
         2,375    Heartland Consumers Power District
                  Electric Revenue, 6.00%, 1/1/09, FSA              2,562
                  ------------------------------------------
                  Texas -- 2.4%
                  ------------------------------------------
         1,000    Tarrant County, Junior College
                  District, GO, 5.00%, 2/15/09 (Callable
                  2/15/07 @ 100)                                    1,006
                  ------------------------------------------
         2,000    Travis County, GO, 4.50%, 3/1/15
                  (Callable 3/1/08 @ 100)                           1,806
                  ------------------------------------------    ---------
                     Total                                          2,812
                  ------------------------------------------    ---------
                  Utah -- 6.6%
                  ------------------------------------------
         1,000    Salt Lake City, Motor Fuel Excise Tax
                  Revenue, Series A, 5.40%, 2/1/03                  1,034
                  ------------------------------------------
         1,530    St. George, Water Revenue, 5.60%,
                  6/1/10 (Callable 6/1/05 @ 101)                    1,587
                  ------------------------------------------
         4,000    Timpanogos Special Service Sewer,
                  Revenue, adjustable 3.19%, 6/1/19                 4,000
                  ------------------------------------------
         1,000    Utah State Building Ownership
                  Authority, Revenue, 5.50%,
                  5/15/09, FSA                                      1,043
                  ------------------------------------------    ---------
                     Total                                          7,664
                  ------------------------------------------    ---------
                  Washington -- 1.9%
                  ------------------------------------------
         2,000    King County, School District No. 411,
                  GO, 6.50%, 12/1/09 (Prerefunded
                  12/1/02 @ 100), AMBAC                             2,144
                  ------------------------------------------    ---------
                  West Virginia -- 2.7%
                  ------------------------------------------
         3,000    State, School Building Authority,
                  Revenue, 5.00%, 7/1/02                            3,069
                  ------------------------------------------    ---------
                  Wisconsin -- 0.9%
                  ------------------------------------------
         1,000    Milwaukee, GO, 5.30%, 6/15/07
                  (Prerefunded 6/15/02 @ 100)                       1,029
                  ------------------------------------------    ---------
                  Total Municipal Bonds                           103,059
                  ------------------------------------------    ---------
Short-Term Investments -- 9.6%
------------------------------------------------------------
                  STIFS/MONEY MARKETS -- 9.6%
                  ------------------------------------------
         5,438    Federated Tax Free Trust                          5,438
                  ------------------------------------------
         5,654    SEI Institutional Tax Free Fund                   5,655
                  ------------------------------------------    ---------
                  Total Short-Term Investments                     11,093
                  ------------------------------------------    ---------
                  Total Investments (Cost $116,598) (a)
                  -- 99.0%                                         114,152
                  ------------------------------------------
                  Other assets in excess of
                  liabilities -- 1.0%                                1,157
                  ------------------------------------------    ---------
                  TOTAL NET ASSETS -- 100.0%                      $115,309
                  ------------------------------------------    ---------

(a) Cost for federal tax purposes differs from value by net unrealized depreciation of $2,446, which is composed of $325 appreciation and $2,771 depreciation at July 31, 1999.

The following abbreviations are used in this portfolio:
AMBAC -- American Municipal Bond Assurance Corporation
GO -- General Obligation
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assurance
MBIA -- Municipal Bond Investors Assurance Corporation

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Ohio Tax Free Bond Fund
Schedule of Portfolio Investments
July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------
     Principal                  Security                         Market
        Amount                Description                         Value
--------------    -------------------------------------------- -----------
Municipal Bonds -- 94.1%
--------------------------------------------------------------
                  Guam -- 1.2%
                  --------------------------------------------
    $    2,500    Guam Government, Revenue, Series
                  A, 5.00%, 11/1/02, AMBAC                      $    2,568
                  --------------------------------------------  ----------
                  Ohio -- 91.5%
         1,000    Akron Bath Copley Ohio Childrens
                  Hospital Medical Center Akron, 7.25%,
                  11/15/12 (Prerefunded 11/15/00 @ 102)              1,063
                  --------------------------------------------
           500    Akron, Various Purpose
                  Improvement, GO, 5.60%, 12/1/06
                  (Callable 12/1/04 @ 102), MBIA                       531
                  --------------------------------------------
         1,500    Beavercreek Ohio Local School
                  District, 6.60%, 12/1/15                           1,737
                  --------------------------------------------
         1,510    Bowling Green State University,
                  Higher Education, Revenue, 5.55%,
                  6/1/10 (Callable 6/1/06 @ 101), AMBAC              1,567
                  --------------------------------------------
         5,000    Butler County, Transportation
                  Improvement District, Revenue,
                  5.00%, 4/1/02, FSA                                 5,102
                  --------------------------------------------
         4,000    Butler County, Transportation,
                  Series A, Revenue, 5.13%, 4/1/17
                  (Callable 4/1/08 @ 102), FSA                       3,902
                  --------------------------------------------
           600    Cincinnati, GO, 7.00%, 10/1/00                       622
                  --------------------------------------------
         5,000    Cincinnati, GO, 4.38%, 12/1/01                     5,042
                  --------------------------------------------
         5,000    Cincinnati, GO, 4.38%, 12/1/02                     5,041
                  --------------------------------------------
         1,875    Cincinnati, GO, 4.20%, 12/1/10                     1,763
                  --------------------------------------------
           700    Clark County Ohio BANS, 3.65%,
                  6/22/00                                              701
                  --------------------------------------------
         4,500    Cleveland City School District,
                  Revenue, 4.80%, 6/1/03, AMBAC                      4,579
                  --------------------------------------------
         5,000    Cleveland Ohio City School District,
                  5.00%, 6/1/02, AMBAC                               5,111
                  --------------------------------------------
         2,500    Cleveland Ohio Public Power System
                  Revenue, 5.25%, 11/15/14 (Callable
                  11/15/08 @ 101)                                    2,497
                  --------------------------------------------
         5,000    Cleveland Ohio Waterworks Revenue
                  Refunding & Improvement-Series I,
                  5.00%, 1/1/28 (Callable 1/1/08 @ 101)              4,663
                  --------------------------------------------
           500    Cleveland Waterworks, Series G,
                  Revenue, 5.40%, 1/1/06, MBIA                         522
                  --------------------------------------------
         2,500    Cleveland Waterworks, Series I,
                  Revenue, 5.25%, 1/1/11 (Callable
                  1/1/08 @ 101), FSA                                 2,530
                  --------------------------------------------
         5,000    Cleveland, Public Power, Series 1,
                  Revenue, 5.25%, 11/15/16 (Callable
                  11/15/06 @ 102), MBIA                              4,966
                  --------------------------------------------
         2,000    Columbus Ohio Adjustable-Series 1,
                  3.05%, 12/1/17                                     2,000
                  --------------------------------------------
         1,000    Columbus Ohio Refunding-Series B,
                  6.50%, 1/1/10 (Callable 1/1/02 @ 102)              1,068
                  --------------------------------------------
         4,000    Columbus Ohio Water System
                  Revenue, 5.00%, 11/1/07                            4,087
                  --------------------------------------------
         1,000    Columbus Refunding Limited,
                  Series A, GO, 5.30%, 7/1/09 (Callable
                  7/1/03 @ 101.5)                                    1,023
                  --------------------------------------------
         1,350    Columbus, Series 2, GO, 5.50%,
                  5/15/08 (Callable 5/15/04 @ 102)                   1,406
                  --------------------------------------------
         3,435    Cuyahoga County, GO, 5.60%,
                  5/15/13, MBIA-IBC                                  3,614
                  --------------------------------------------
         3,000    Cuyahoga County Hospital, Series B,
                  Revenue, 5.00%, 1/1/08                             3,006
                  --------------------------------------------
         4,000    Cuyahoga Hospital Refunding,
                  Revenue, 5.63%, 1/15/13 (Callable
                  1/15/06 @ 102), MBIA                               4,082
                  --------------------------------------------
         3,000    Cuyahoga Jail Facilities, GO, 5.25%,
                  10/1/13, MBIA-IBC                                  3,054
                  --------------------------------------------
         2,500    Dublin City School District, GO,
                  4.65%, 12/1/08 (Callable 12/1/07
                  @ 101), MBIA                                       2,471
                  --------------------------------------------
           500    Euclid City School District, GO,
                  6.70%, 12/1/02, (Prerefunded
                  12/1/01 @ 102)                                       538
                  --------------------------------------------
         1,000    Euclid City School District, GO,
                  5.20%, 12/1/10 (Callable 12/1/05
                  @ 102), AMBAC                                      1,015
                  --------------------------------------------
         1,500    Euclid City School District, GO,
                  5.13%, 12/1/11 (Callable 12/1/05
                  @ 102), AMBAC                                      1,504
                  --------------------------------------------
         1,000    Franklin County, GO, 6.80%, 12/1/02
                  (Prerefunded 12/1/00 @ 102)                        1,058
                  --------------------------------------------
         1,000    Franklin County Ohio Hospital
                  Revenue, 5.20%, 5/1/29 (Callable
                  5/1/09 @ 102)                                        937
                  --------------------------------------------
         1,030    Franklin Refunding & Improvements,
                  Medical, Revenue, 6.50%, 5/1/07
                  (Callable 11/1/02 @ 102)                           1,112
                  --------------------------------------------
         1,455    Greater Cleveland Regional Transit
                  Authority Ohio, 5.38%, 12/1/11
                  (Callable 12/1/08 @ 101)                           1,489
                  --------------------------------------------
         4,250    Greater Cleveland Transportation,
                  Series R, GO, 4.75%, 12/1/15
                  (Callable 12/1/08 @ 101), FGIC                     3,961
                  --------------------------------------------
         2,510    Hamilton County Ohio, 5.00%,
                  12/1/24 (Callable 12/1/08 @ 101)                   2,346
                  --------------------------------------------
         3,670    Hamilton County Ohio Hospital
                  Facilities Revenue, 5.25%, 5/15/11
                  (Callable 11/15/08 @ 101)                          3,713
                  --------------------------------------------
         1,000    Hamilton County, Sewer System,
                  Series A, Revenue, 5.60%, 12/1/08
                  (Callable 12/1/05 @ 102), FGIC                     1,055
                  --------------------------------------------
           500    Hamilton Hospital Facilities,
                  Revenue, 7.00%, 1/1/09 (Callable
                  1/1/00 @ 100)                                        507
                  --------------------------------------------
         1,000    Hamilton Hospital Refunding,
                  Revenue, 6.10%, 1/1/00                             1,010
                  --------------------------------------------
         1,000    Hamilton Hospital Refunding,
                  Revenue, 6.50%, 1/1/02, (Prerefunded
                  1/1/01 @ 100), FGIC                                1,035
                  --------------------------------------------
         3,750    Knox County Community Hospital,
                  Revenue, 5.00, 6/1/12, Asset GTY                   3,666
                  --------------------------------------------
         1,150    Knox County Hospital Facilities,
                  Revenue, 4.70%, 6/1/08, Asset GTY                  1,119
                  --------------------------------------------
         1,000    Lakota Local School District, GO,
                  6.40%, 12/1/01, AMBAC                              1,051
                  --------------------------------------------
         1,520    Loveland Ohio City School District
                  Refunding, Series A, 3.65%, 12/1/02                1,495
                  --------------------------------------------

                                  -Continued-

Fifth Third Ohio Tax Free Bond Fund
--------------------------------------------------------------------------------

     Principal                  Security                         Market
        Amount                Description                         Value
    ----------    -------------------------------------------- -----------
    $    1,750    Montgomery County, Solid Waste,
                  Revenue, 5.25%, 11/1/04, MBIA                 $    1,821
                  --------------------------------------------
         3,000    Montgomery County, Solid Waste,
                  Revenue, 5.40%, 11/1/08 (Callable
                  11/1/05 @ 102), MBIA                               3,119
                  --------------------------------------------
         1,000    Montgomery Sisters of Charity,
                  Revenue, 6.50%, 5/15/08 (Callable
                  5/15/01 @ 102), MBIA                               1,058
                  --------------------------------------------
         1,000    Ohio State Building Authority, 5.25%,
                  4/1/09 (Callable 4/1/08 @ 101)                     1,026
                  --------------------------------------------
         2,410    Ohio State Building Authority, 5.25%,
                  10/1/10 (Callable 4/1/09 @ 101)                    2,459
                  --------------------------------------------
         1,000    Ohio State Building Authority, 5.25%,
                  10/1/10 (Callable 4/1/09 @ 101)                    1,020
                  --------------------------------------------
         3,000    Ohio State Hi-way Capital
                  Improvement-Series C, 5.00%,
                  5/1/06                                             3,079
                  --------------------------------------------
         2,250    Ohio State Public Facilities
                  Community Higher Education Capital
                  Facilities-Series II-A, 5.20%, 5/1/00              2,279
                  --------------------------------------------
           250    Ohio State Public Facilities
                  Community Higher Education Capital
                  Facilities-Series II-A, 4.25%, 12/1/00               252
                  --------------------------------------------
         1,500    Ohio State Public Facilities
                  Community Higher Education Capital
                  Facilities-Series II-B, 5.00%, 11/1/99             1,506
                  --------------------------------------------
         4,250    Parma Ohio Hospital Improvement
                  Revenue, 5.25%, 11/1/13 (Callable
                  11/1/08 @ 101)                                     4,137
                  --------------------------------------------
           590    Perrysburg Ohio Exempted Village
                  School District, 3.55%, 12/1/01                      583
                  --------------------------------------------
         1,000    State Building Facilities, Revenue,
                  6.20%, 10/1/07 (Callable 10/1/02
                  @ 102)                                             1,071
                  --------------------------------------------
         1,000    State Higher Education, Revenue,
                  5.15%, 11/1/08 (Callable 11/1/06
                  @ 101)                                             1,022
                  --------------------------------------------
           500    State Higher Education, Revenue,
                  6.70%, 5/1/01, (Callable 5/1/00
                  @ 102), MBIA                                         522
                  --------------------------------------------
         5,000    State Highway, Series V, GO, 4.80%,
                  5/15/04                                            5,103
                  --------------------------------------------
         5,000    State Infrastructure, GO, 5.10%,
                  8/1/09 (Callable 8/1/07 @ 101)                     5,090
                  --------------------------------------------
         5,000    State Public Facilities, Series II-A,
                  Revenue, 4.50%, 12/1/08
                  (Callable 12/1/07 @ 100)                           4,877
                  --------------------------------------------
           500    State Public Facilities, Series II-A,
                  Revenue, 5.50%, 12/1/03 (Callable
                  12/1/01 @ 102), FSA                                  522
                  --------------------------------------------
         3,000    State Public Facilities, Series II-B,
                  Revenue, 5.75%, 11/1/04, AMBAC                     3,188
                  --------------------------------------------
         2,000    State Public Facilities, Series II-B,
                  Revenue, 5.75%, 11/1/05 (Callable
                  11/1/04 @ 100), AMBAC                              2,116
                  --------------------------------------------
         2,500    State Special Obligation, Education,
                  Series B, Revenue, 5.00%, 12/1/06,
                  FSA                                                2,562
                  --------------------------------------------
         1,000    State Special Obligations, Education,
                  Series A, Revenue, 5.80%, 6/1/03,
                  AMBAC                                              1,054
                  --------------------------------------------
         5,000    State Turnpike, Series A, Revenue,
                  5.75%, 2/15/14 (Callable
                  2/15/06 @ 102), MBIA                               5,405
                  --------------------------------------------
         5,000    State Water, Revenue, 5.13%, 12/1/08
                  (Callable 6/1/05 @ 101), MBIA                      5,105
                  --------------------------------------------
         4,000    State Water, Revenue, 5.30%,
                  12/1/10 (Callable 6/1/05 @ 101),
                  MBIA                                               4,079
                  --------------------------------------------
         1,000    Sycamore Ohio Community School
                  District, 4.45%, 12/1/10 (Callable
                  12/1/09 @ 101)                                       949
                  --------------------------------------------
           555    Tiffin, Sewer System, GO, 6.60%,
                  12/1/03, (Callable 12/1/01 @ 101)                    592
                  --------------------------------------------
           500    University of Cincinnati, CP, 6.30%,
                  12/1/00, MBIA                                        517
                  --------------------------------------------
         3,000    University of Cincinnati, CP, 5.00%,
                  6/1/10, MBIA                                       3,015
                  --------------------------------------------
         2,000    Wauseon Village School District, GO,
                  5.45%, 12/1/14 (Callable
                  6/1/07 @ 101), MBIA                                2,039
                  --------------------------------------------
         1,000    West Geauga Local School District,
                  GO, 5.55%, 11/1/05 (Callable 11/1/04
                  @ 102), AMBAC                                      1,058
                  --------------------------------------------
         1,000    West Geauga Local School District,
                  GO, 5.65%, 11/1/06 (Callable 11/1/04
                  @ 102), AMBAC                                      1,065
                  --------------------------------------------
         2,090    Westerville Ohio, GO, 5.25%, 12/1/11
                  (Callable 12/1/09 @ 101)                           2,120
                  --------------------------------------------
         5,000    Westerville Ohio, GO, 4.50%,
                  12/1/18 (Callable 12/1/09 @ 101)                   4,387
                  --------------------------------------------
         2,000    Westlake City School District,
                  Series A, GO, 5.05%, 12/1/04                       2,051
                  --------------------------------------------    --------

                     Total                                         188,209
                  --------------------------------------------    --------

                  Puerto Rico -- 0.9%
                  --------------------------------------------
         1,750    Puerto Rico Commonwealth
                  Highway, Series X, Revenue, 4.80%,
                  7/1/00                                             1,770
                  --------------------------------------------    --------
                  Virgin Islands (0.5%)
                  --------------------------------------------
         1,000    Virgin Islands Water & Power
                  Authority Electric System Revenue,
                  5.13%, 7/1/04                                      1,026
                  --------------------------------------------    --------
                  Total Municipal Bonds                            193,573
                  --------------------------------------------    --------

Short-Term Investments -- 4.7%
--------------------------------------------------------------
                  STIFS/Money Markets - 4.7%
                  --------------------------------------------
         8,722    Countrywide Ohio Tax Free
                  Money Fund                                         8,722
                  --------------------------------------------
         1,005    Vanguard Ohio Tax Free Money
                  Market Fund                                        1,005
                  --------------------------------------------    --------
                  Total Short-Term Investments                       9,727
                  --------------------------------------------    --------
                  Total Investments (Cost $203,162) (a)
                  -- 98.8%                                         203,300
                  --------------------------------------------    --------
                  Other assets in excess of
                  liabilities -- 1.2%                                2,458
                  --------------------------------------------    --------
                  TOTAL NET ASSETS -- 100.0%                      $205,758
                  --------------------------------------------    --------

(a) Cost for federal tax purposes differs from value by net unrealized appreciation of $138 which is composed of $2,926 appreciation and $2,788 depreciation at July 31, 1999.

The following abbreviations are used in this portfolio:
AMBAC -- American Municipal Bond Assurance Corporation
ASSET -- GTY -- Asset Guaranty
CP -- Certificate of Participation
FGIC -- Federal Guarantee Insurance Corporation
FSA -- Financial Security Assurance
GO -- General Obligation
IBC -- Insured Bond Certificate
MBIA -- Municipal Bond Insurance Association

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 1999
(Amounts in thousands except per share amounts)

------------------------------------------------------------------------------------------------------------------------------------

                                                          Quality       Equity
                                                           Growth       Income      Cardinal     Pinnacle     Balanced      Mid Cap
                                                            Fund         Fund         Fund         Fund         Fund          Fund
                                                          --------     --------     --------     --------     --------      -------
Assets:
------------------------------------------------------
Investments, at value (cost $436,869; $121,273;
   $116,326; $96,675; $197,004 and $196,022,
   respectively)                                          $695,543     $171,890     $255,697     $116,099     $232,533     $237,223
------------------------------------------------------
Repurchase agreements at cost                               36,751        5,619        3,825       11,536       21,117       11,315
------------------------------------------------------    --------     --------     --------     --------     --------     --------

   Total Investments                                       732,294      177,509      259,522      127,635      253,650      248,538
------------------------------------------------------
Cash                                                            --           --            5           --            1            7
------------------------------------------------------
Interest and dividends receivable                              439          308          134           76        1,084           45
-------------------------------------------------------
Receivable for investments sold                              4,851        1,168           --           --          776        1,772
-------------------------------------------------------
Receivable for Fund shares sold                                942          110          172          894          208           64
-------------------------------------------------------
Deferred organization costs                                     --            6           --           --           --           --
-------------------------------------------------------
Other Assets                                                    23           24          138           17           21           21
-------------------------------------------------------   --------     --------     --------     --------     --------     --------
  Total Assets                                             738,549      179,125      259,971      128,622      255,740      250,447
-------------------------------------------------------   --------     --------     --------     --------     --------     --------
Liabilities:
-------------------------------------------------------
Payable to Custodian                                            27           --           --           --           --           --
-------------------------------------------------------
Payable for investments purchased                            4,311        3,174           --        4,383        1,367        1,129
-------------------------------------------------------
Payable for Fund shares redeemed                               157            7          898          139          143           91
-------------------------------------------------------
Call options written, at value
   (premiums received $96)                                      --           --          205           --           --           --
-------------------------------------------------------
Payable for return of collateral received for
   securities on loan                                       22,948        5,553        6,963        5,408       28,013       28,270
-------------------------------------------------------
Accrued expenses and other payables:
-------------------------------------------------------
   Investment advisory fees                                    493          119          133           80          157          156
-------------------------------------------------------
   Administration fees                                          10            3            5            2            4            3
-------------------------------------------------------
   Distribution services -- Investment A shares                 25            4          167           11           17            6
-------------------------------------------------------
   Distribution services -- Investment C shares                  4            1           --            6            3            1
-------------------------------------------------------
   Shareholder servicing -- Investment C shares                  2           --           --            1            1           --
-------------------------------------------------------
   Accounting fees                                              21           10            6           11           10           12
-------------------------------------------------------
   Custodian fees                                                3            2            1            4            3            4
-------------------------------------------------------
   Other                                                        57           26           18           45           28           28
-------------------------------------------------------   --------     --------    ---------     --------     --------     --------
   Total Liabilities                                        28,058        8,899        8,396       10,090       29,746       29,700
-------------------------------------------------------   --------     --------    ---------     --------     --------     --------
Net Assets:
-------------------------------------------------------
Paid-in capital                                            414,003      113,262       67,327       97,310      170,752      163,635
-------------------------------------------------------
Accumulated undistributed net investment
   income (loss)                                                --           19           --           --          541           --
-------------------------------------------------------
Accumulated undistributed net realized
   gain on investments                                      37,814        6,328       44,986        1,798       19,172       15,911
-------------------------------------------------------
Net unrealized appreciation from investments               258,674       50,617      139,262       19,424       35,529       41,201
-------------------------------------------------------   --------     --------     --------     --------     --------     --------
   Total Net Assets                                       $710,491     $170,226     $251,575     $118,532     $225,994     $220,747
-------------------------------------------------------   ========     ========     ========     ========     ========     ========
Net Assets
-------------------------------------------------------
   Institutional shares                                   $583,753     $148,525     $  6,946     $ 61,943     $139,616     $191,987
-------------------------------------------------------
   Investment A shares                                     116,963       20,268      243,790       49,936       79,686       27,966
-------------------------------------------------------
   Investment C shares                                       9,775        1,433          839        6,653        6,692          794
-------------------------------------------------------   --------     --------     --------     --------     --------     --------
   Total                                                  $710,491     $170,226     $251,575     $118,532     $225,994     $220,747
-------------------------------------------------------   ========     ========     ========     ========     ========     ========
Shares of Beneficial Interest
-------------------------------------------------------
   Institutional shares                                     24,983        9,776          356        1,661        8,653       12,095
-------------------------------------------------------
   Investment A shares                                       5,018        1,335       12,577        1,343        4,942        1,768
-------------------------------------------------------
   Investment C shares                                         425           94           44          180          415           51
-------------------------------------------------------   --------     --------     --------     --------     --------     --------
   Total                                                    30,426       11,205       12,977        3,184       14,010       13,914
-------------------------------------------------------   ========     ========     ========     ========     ========     ========
Net asset value
-------------------------------------------------------
   Institutional shares                                   $  23.37     $  15.19     $  19.51     $  37.28     $  16.13     $  15.87
-------------------------------------------------------   ========     ========     ========     ========     ========     ========
   Investment A shares-redemption price per share         $  23.31     $  15.18     $  19.38     $  37.20     $  16.12     $  15.82
-------------------------------------------------------   ========     ========     ========     ========     ========     ========
   Investment C shares-offering price per share*          $  22.97     $  15.19     $  19.22     $  36.92     $  16.13     $  15.52
-------------------------------------------------------   ========     ========     ========     ========     ========     ========
Maximum sales charge-Investment A Shares                      4.50%        4.50%        4.50%        4.50%        4.50%        4.50%
-------------------------------------------------------
Maximum Offering Price
   (100%/(100%-Maximum sales charge)
   of net asset value adjusted to nearest cent)
   per share (Investment A Shares)                        $  24.41     $  15.90     $  20.29     $  38.95     $  16.88     $  16.57
-------------------------------------------------------   ========     ========     ========     ========     ========     ========

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Assets and Liabilities
July 31, 1999
(Amounts in thousands except per share amounts)

------------------------------------------------------------------------------------------------------------------------------------
                                                                     Bond                        U.S.                        Ohio
                                                   International     Fund       Quality       Government       Municipal   Tax Free
                                                      Equity          For        Bond          Securities       Bond         Bond
                                                       Fund         Income       Fund            Fund           Fund         Fund
                                                   -------------  ---------     ---------     -----------   ------------ ----------
Assets:
------------------------------------------------
Investments, at value (cost $131,501; $244,412;
   $159,594; $50,476; $116,598; and $203,162,
   respectively)                                     $161,300      $239,767      $155,517      $ 49,699      $114,152     $203,300
------------------------------------------------
Repurchase agreements (at Cost)                        10,400        35,113        20,321         9,857            --           --
------------------------------------------------     --------      --------      --------      --------      --------     --------
   Total Investments                                  171,700       274,880       175,838        59,556       114,152      203,300
------------------------------------------------
Cash                                                    3,522           293             4            23            --            6
------------------------------------------------
Foreign currency (cost $486)                              494            --            --            --            --           --
------------------------------------------------
Interest and dividends receivable                         122         3,101         1,422           630         1,189        2,104
------------------------------------------------
Receivable for investments sold                         4,007            --            --            --            --           --
------------------------------------------------
Receivable for Fund shares sold                            --           108           655           100            21          434
------------------------------------------------
Reclaim receivables                                       309            --            --            --            --           --
------------------------------------------------
Variation margin receivable                                22            --            --            --            --           --
------------------------------------------------
Deferred organization costs                                --             3            --            --             4           --
------------------------------------------------
Other assets                                               21            47            20            29            18           53
------------------------------------------------     --------      --------      --------      --------      --------     --------
   Total Assets                                       180,197       278,432       177,939        60,338       115,384      205,897
------------------------------------------------     --------      --------      --------      --------      --------     --------
Liabilities:
------------------------------------------------
Payable for investments purchased                         549            --            --            --            --           --
------------------------------------------------
Payable for Fund shares redeemed                            3           401           159            39            --           --
------------------------------------------------
Payable for return of collateral received for
   securities on loan                                      --        38,517        33,510        12,394            --           --
------------------------------------------------
Payable for variation margin in foreign
   currency contracts                                   1,012            --            --            --            --           --
------------------------------------------------
Accrued expenses and other payables:
------------------------------------------------
   Investment advisory fees                               150           113            67            19            54           96
------------------------------------------------
   Administration fees                                      3             5             1            --             1            8
------------------------------------------------
   Distribution services -- Investment A shares             1             9             2             1            --            5
------------------------------------------------
   Distribution services -- Investment C shares            --            --             1            --            --            1
------------------------------------------------
   Accounting and transfer agent fees                       8            29             6             4             9           15
------------------------------------------------
   Custodian fees                                          20             4             3             2             1            2
------------------------------------------------
   Other                                                    7            67            16            17            10           12
------------------------------------------------     --------      --------      --------      --------      --------     --------
   Total Liabilities                                    1,753        39,145        33,765        12,476            75          139
------------------------------------------------     --------      --------      --------      --------      --------     --------
Net Assets:
------------------------------------------------
Paid-in capital                                       141,750       263,357       150,566        49,772       116,679      205,304
------------------------------------------------
Accumulated undistributed net investment
   income (loss)                                         (369)           51            18            --            16            4
------------------------------------------------
Accumulated undistributed net realized
   gain (loss) on investments, futures and
   foreign currency transactions                        8,236       (19,476)       (2,333)       (1,133)        1,060          312
------------------------------------------------
Net unrealized appreciation/(depreciation)
   from investments                                    28,827        (4,645)       (4,077)         (777)       (2,446)         138
------------------------------------------------     --------      --------      --------      --------      --------     --------
   Total Net Assets                                  $178,444      $239,287      $144,174      $ 47,862      $115,309     $205,758
------------------------------------------------     ========      ========      ========      ========      ========     ========
Net Assets
------------------------------------------------
   Institutional shares                              $172,388      $198,212      $133,537      $ 42,239      $114,923     $182,679
------------------------------------------------
   Investment A shares                                  5,821        40,508         9,826         5,192           386       22,008
------------------------------------------------
   Investment C shares                                    235           567           811           431            --        1,071
------------------------------------------------     --------      --------      --------      --------      --------     --------
   Total                                             $178,444      $239,287      $144,174      $ 47,862      $115,309     $205,758
------------------------------------------------     ========      ========      ========      ========      ========     ========
Shares of beneficial interest outstanding
------------------------------------------------
   Institutional shares                                13,464        16,946        14,028         4,383         9,763       18,229
------------------------------------------------
   Investment A shares                                    453         3,464         1,032           538            33        2,196
------------------------------------------------
   Investment C shares                                     18            48            85            45            --          107
------------------------------------------------     --------      --------      --------      --------      --------     --------
   Total                                               13,935        20,458        15,145         4,966         9,796       20,532
--------------------------------------------------   ========      ========      ========      ========      ========     ========
Net asset value
--------------------------------------------------
   Institutional shares                              $  12.80      $  11.70      $   9.52      $   9.64      $  11.77     $  10.02
--------------------------------------------------   ========      ========      ========      ========      ========     ========
   Investment A shares--redemption price per share   $  12.84      $  11.69      $   9.52      $   9.64      $  11.79     $  10.02
--------------------------------------------------   ========      ========      ========      ========      ========     ========
   Investment C shares--offering price per share*    $  12.76      $  11.69      $   9.51      $   9.61      $     --     $  10.01
--------------------------------------------------   ========      ========      ========      ========      ========     ========
Maximum Sales Charge-Investment A Shares                 4.50%         4.50%         4.50%         4.50%         4.50%        4.50%
--------------------------------------------------
Maximum Offering Price
   (100%/(100%-Maximum Sales Charge)
   of net asset value adjusted to nearest cent)
   per share (Investment A Shares)                   $  13.45      $  12.24      $   9.97      $  10.09      $  12.35     $  10.49
--------------------------------------------------   ========      ========      ========      ========      ========     ========

*Redemption price per share varies by length of time shares are held.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Operations
For the Year Ended July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------

                                   Quality       Equity
                                   Growth        Income       Cardinal      Cardinal      Pinnacle      Balanced      Mid Cap
                                    Fund          Fund          Fund*        Fund**         Fund          Fund          Fund
                                   -------       ------       --------      --------      --------      --------      -------
INVESTMENT INCOME:
---------------------------------
Interest income                   $     693     $     345     $      52     $   1,057     $     210     $   4,043     $     185
---------------------------------
Dividend income                       4,807         4,094         2,155         4,074           487         1,168         1,337
---------------------------------
Securities lending income                59            11             7            --             4            61            76
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
   Total Income                       5,559         4,450         2,214         5,131           701         5,272         1,598
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
EXPENSES:
---------------------------------
Investment advisory fees              4,920         1,311         1,364         1,827           586         1,673         1,753
---------------------------------
Administrative fees                   1,079           288           400            48           129           367           385
---------------------------------
Distribution services -
   Investment A Shares                  268            50           529           687            67           181            86
---------------------------------
Distribution services -
   Investment C Shares***                66            10             1            --            31            43             7
---------------------------------
Shareholder servicing -
   Investment C Shares***                22             3             1            --            10            14             2
---------------------------------
Fund accounting fees                    178            51            20            35            55            43            63
---------------------------------
Custodian fees                           29            13             7            36            15            14            19
---------------------------------
Trustees fees                             4             1            --            30             1             1             2
---------------------------------
Transfer agent fees                      90            30            28           188            38            32            51
---------------------------------
Audit fees                               15            11             4            --            11             8            13
---------------------------------
Legal fees                               24             5             2            --             4             4             6
---------------------------------
Organization costs                       --             1            --            11            --            --            --
---------------------------------
Other fees                              104            37           100           197            48            42            57
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
      Total Expenses                  6,799         1,811         2,456         3,059           995         2,422         2,444
---------------------------------
      Less fees voluntarily
      reduced                          (347)          (88)         (115)         (278)          (22)         (116)         (173)
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
      Net Expenses                    6,452         1,723         2,341         2,781           973         2,306         2,271
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
      Net Investment Income
      (Loss)                           (893)        2,727          (127)        2,350          (272)        2,966          (673)
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
Realized and Unrealized Gains
(Losses) from Investments:
---------------------------------
Net realized gains from
   investments and option
   contracts                         37,816         8,042        50,121        22,115         1,798        19,297        16,933
---------------------------------
Net change in unrealized
   appreciation from
   investments and
   option contracts                 110,913         5,206        31,784       (13,872)        8,988         7,387           847
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
Net realized and unrealized
   gains from investments           148,729        13,248        81,905         8,243        10,786        26,684        17,780
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------
Change in net assets resulting
   from operations                $ 147,836     $  15,975     $  81,778     $  10,593     $  10,514     $  29,650     $  17,107
--------------------------------- ---------     ---------     ---------     ---------     ---------     ---------     ---------

  * Reflects operations for the period from October 1, 1998 through July 31,
    1999.
 ** Reflects operations for the year ended September 30, 1998
*** The Cardinal Fund Investment C Shares commenced operations on October 22,
    1998.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Operations
For the Year Ended July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                         Bond                      U.S.                      Ohio
                                                        International    Fund        Quality       Govt.      Municipal    Tax Free
                                                           Equity        For          Bond      Securities      Bond         Bond
                                                            Fund        Income        Fund         Fund         Fund         Fund
                                                        -------------   ------       -------    ----------    ---------    --------
INVESTMENT INCOME:
------------------------------------------------------
Interest income                                           $     --     $ 13,414     $  6,968     $  2,628     $  5,456     $  9,428
------------------------------------------------------
Dividend income                                              3,647        1,029           --           --           --           --
------------------------------------------------------
Securities lending income                                       --          112           85            5           --           --
------------------------------------------------------
Foreign tax withholding                                       (337)          --           --           --           --           --
------------------------------------------------------    --------     --------     --------     --------     --------     --------
   Total Income                                              3,310       14,555        7,053        2,633        5,456        9,428
------------------------------------------------------    --------     --------     --------     --------     --------     --------
EXPENSES:
------------------------------------------------------
Investment advisory fees                                     1,634        1,369          680          261          661        1,122
------------------------------------------------------
Administrative fees                                            292          437          217           83          211          358
------------------------------------------------------
Distribution services - Investment A Shares                     94          144           31           16           10           72
------------------------------------------------------
Distribution services - Investment C Shares                      2            3            5            2           --            7
------------------------------------------------------
Shareholder servicing - Investment C Shares                      1            1            2            1           --            2
------------------------------------------------------
Fund accounting fees                                           154           33           50           41           62           95
------------------------------------------------------
Custodian fees                                                 210            8           15            7            9           15
------------------------------------------------------
Trustees' fees                                                   2            1            1            1            1            2
------------------------------------------------------
Transfer agent fees                                             73           28           28           16           25           44
------------------------------------------------------
Audit fees                                                      12            6           10            8           11           15
------------------------------------------------------
Legal fees                                                       9            3            4            2            4            8
------------------------------------------------------
Organization costs                                              10            2           --           --            1           --
------------------------------------------------------
Other fees                                                      64           54           50           76           37          108
------------------------------------------------------    --------     --------     --------     --------     --------     --------
   Total Expenses                                            2,557        2,089        1,093          514        1,032        1,848
------------------------------------------------------    --------     --------     --------     --------     --------     --------
   Less fees voluntarily reduced (100)                        (100)         (89)        (136)        (143)        (126)        (317)
------------------------------------------------------    --------     --------     --------     --------     --------     --------
   Net Expenses                                              2,457        2,000          957          371          906        1,531
------------------------------------------------------    --------     --------     --------     --------     --------     --------
   Net Investment Income                                       853       12,555        6,096        2,262        4,550        7,897
------------------------------------------------------    --------     --------     --------     --------     --------     --------
Realized and Unrealized Gains (Losses)
from Investments, Futures and
Foreign Currency Transactions:
------------------------------------------------------
Net realized gains (losses) from investments
   and foreign currency transactions                        13,990          (69)        (455)         242        1,741          443
------------------------------------------------------
Net change in unrealized appreciation
   from investments, futures and
   assets and liabilities denominated in
   foreign currencies                                       (6,932)      (7,273)      (4,537)      (1,188)      (4,244)      (4,924)
------------------------------------------------------    --------     --------     --------     --------     --------     --------
Net realized and unrealized gains from
  investments, futures and foreign currency
  transactions                                               7,058       (7,342)      (4,992)        (946)      (2,503)      (4,481)
------------------------------------------------------    --------     --------     --------     --------     --------     --------
  Change in net assets resulting
  from operations                                         $  7,911     $  5,213     $  1,104     $  1,316     $  2,047     $  3,416
------------------------------------------------------    --------     --------     --------     --------     --------     --------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------
                        Quality Growth Fund               Equity Income Fund                          Cardinal Fund
                     -----------------------------   -----------------------------   ----------------------------------------------
                      Year Ended      Year Ended      Year Ended      Year Ended      Period Ended    Year Ended      Year Ended
                     July 31, 1999   July 31, 1998   July 31, 1999   July 31, 1998   July 31, 1999*  Sept. 30, 1998  Sept. 30, 1997
                     -------------   -------------   -------------   -------------   -------------   --------------  --------------

Increase (Decrease)
in Net Assets:
----------------------
Operations:
----------------------
Net investment
income (loss)            $    (893)      $     434       $   2,727       $   2,352       $    (127)       $   2,350       $   2,539
---------------------
Net realized gain
 on investments
 and options
 contracts                  37,816          59,514           8,042          15,497          50,121           22,115          19,070
---------------------
Net change in
 unrealized
 appreciation
 (depreciation) on
 investments and
 options contracts         110,913           4,293           5,206           5,045          31,784          (13,872)         63,545
---------------------    ---------       ---------       ---------       ---------       ---------        ---------       ---------

 Change in net assets
 resulting from
 operations                147,836          64,241          15,975          22,894          81,778           10,593          85,154
---------------------    ---------       ---------       ---------       ---------       ---------        ---------       ---------

Distributions to
Institutional
Shareholders:**
----------------------
 From net investment
 income                         --              --          (2,541)             --              --            (271)            (174)
----------------------
 In excess of net
 investment
 income                         --              --              --              --             (14)            (65)              --
----------------------
 From net realized
 gains from investment
 transactions              (44,404)             --         (13,249)             --            (695)         (3,387)              --
----------------------
Distributions to
Investment A
Shareholders:
----------------------
 From net investment
 income                         --            (469)           (233)         (2,377)             --          (2,265)          (2,179)
----------------------
 In excess of net
 investment income              --             (98)             --              --             (91)           (543)              --
----------------------
 From net realized
 gains from investment
 transactions               (7,704)        (33,264)         (1,262)        (12,092)         (8,141)        (31,312)         (19,080)
----------------------
Distributions to
Investment C
Shareholders:***
----------------------
 From net investment
 income                         --              --             (13)             (5)             --              --               --
----------------------
 In excess of net
 investment income              --              --              --              --              --              --               --
----------------------
 From net realized
 gains from investment
 transactions                 (747)           (424)           (108)            (29)             (2)             --               --
----------------------   ---------       ---------       ---------       ---------       ---------        ---------       ---------
 Change in net assets
 from shareholders
 distributions             (52,855)        (34,255)        (17,406)        (14,503)         (8,943)         (37,843)        (21,433)
----------------------   ---------       ---------       ---------       ---------       ---------        ---------       ---------
Fund Share (Principal)
Transactions:
----------------------
Proceeds from shares
issued                     564,335         155,883         166,364          22,229         134,687           19,985          37,747
----------------------
Dividends reinvested        30,076          33,981          14,953          12,237           8,410           35,482          19,967
----------------------
Cost of shares
redeemed                  (507,326)        (94,255)       (161,032)        (11,901)       (222,802)         (64,561)        (55,688)
----------------------   ---------       ---------       ---------       ---------       ---------        ---------       ---------
 Change in net assets
 from capital
 transactions               87,085          95,609          20,285          22,565         (79,705)          (9,094)          2,026
----------------------   ---------       ---------       ---------       ---------       ---------        ---------       ---------
 Change in net assets      182,066         125,595          18,854          30,956          (6,870)         (36,344)         65,747
----------------------
Net Assets:
----------------------
Beginning of period        528,425         402,830         151,372         120,416         258,445          294,789         229,042
----------------------
End of period            $ 710,491       $ 528,425       $ 170,226       $ 151,372       $ 251,575        $ 258,445       $ 294,789
----------------------   =========       =========       =========       =========       =========        =========       =========

  *  Reflects operations for the period from October 1, 1998 through July 31,
     1999.

 **  Institutional Shares commenced operations on August 11, 1998.

*** The Cardinal Fund Investment C Shares commenced operations on October 22, 1998.

(See Notes which are an integral part of the Financial Statements)


Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
-----------------------------------------------------------------------------------------------------------------------------------

                            Pinnacle Fund                    Balanced Fund                          Mid Cap Fund
                   ------------------------------  -----------------------------   ---------------------------------------------
                     Year Ended     Period Ended     Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                   July 31, 1999   July 31, 1998*  Dec. 31, 1997   July 31, 1999   July 31, 1998   July 31, 1999   July 31, 1998
                   -------------   --------------  -------------   -------------   -------------   -------------   -------------
Increase (Decrease)
in Net Assets:
-------------------
Operations:
-------------------
Net investment
income (loss)          $    (272)      $     (20)      $      89       $   2,966       $   2,786       $    (673)      $    (409)
-------------------
Net realized gain
  on investments
  and options
  contracts                1,798           1,357           3,106          19,297          13,331          16,933          29,257
-------------------
Net change in
  unrealized
  appreciation
  (depreciation)
  on investments           8,988           2,924           2,647           7,387          (4,158)            847         (19,322)
-------------------    ---------       ---------       ---------       ---------       ---------       ---------       ---------
  Change in net
  assets resulting
  from  operations        10,514           4,261           5,842          29,650          11,959          17,107           9,526
-------------------    ---------       ---------       ---------       ---------       ---------       ---------       ---------
Distributions to
Institutional
Shareholders:**
-------------------
  From net
  investment income           --              --              --          (1,913)             --              --              --
-------------------
  In excess of net
  investment
  income                      --              --              --              --              --              --              --
-------------------
  From net realized
  gains from
  investment
  transactions              (657)             --              --          (6,302)             --         (17,252)             --
-------------------
Distributions to
Investment A
Shareholders:
-------------------
  From net
  investment income-          --              --             (89)           (825)         (2,794)             --              --
-------------------
  In excess of net
  investment income           --              --              --              --              --              --              --
-------------------
  From net realized
  gains from
  investment
  transactions              (267)           (389)         (3,104)         (3,196)        (11,108)         (2,814)        (19,805)
-------------------
Distributions to
Investment C
Shareholders:
-------------------
  From net
  investment income           --              --              --             (48)            (31)             --              --
-------------------
  In excess of net
  investment income           --              --              --              --              --              --              --
-------------------
  From net realized
  gains from
  investment
  transactions               (43)             --              --            (246)           (183)            (89)            (77)
-------------------    ---------       ---------       ---------       ---------       ---------       ---------       ---------
  Change in net
  assets from
  shareholders
  distributions             (967)           (389)         (3,193)        (12,530)        (14,116)        (20,155)        (19,882)
-------------------    ---------       ---------       ---------       ---------       ---------       ---------       ---------
Fund Share
(Principal)
Transactions:
-------------------
Proceeds from
shares issued            114,051          12,728           2,808         191,974          67,400         219,274          50,599
-------------------
Dividends
reinvested                   857             372           3,056          12,293          13,909          20,149          19,882
-------------------
Cost of shares
redeemed                 (42,394)         (2,773)         (2,732)       (173,366)        (25,100)       (234,224)        (27,993)
-------------------    ---------       ---------       ---------       ---------       ---------       ---------       ---------
  Change in net
  assets from
  capital
  transactions            72,514          10,327           3,132          30,901          56,209           5,199          42,448
-------------------    ---------       ---------       ---------       ---------       ---------       ---------       ---------
  Change in net
  assets                  82,061          14,199           5,781          48,021          54,052           2,151          32,092
-------------------
Net Assets:
-------------------
Beginning of period       36,471          22,272          16,491         177,973         123,921         218,596         186,504
-------------------
End of period          $ 118,532       $  36,471       $  22,272       $ 225,994       $ 177,973       $ 220,747       $ 218,596
-------------------    =========       =========       =========       =========       =========       =========       =========

 * Reflects period of operations from January 1, 1998 through July 31, 1998, which includes operations of the Fifth Third Pinnacle Fund's predecessor fund, the Pinnacle Fund.

**   Institutional Shares commenced operations on August 11, 1998.

(See Notes which are an integral part of the Financial Statements)

[CAPTION]

Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)

                                       International Equity Fund           Bond Fund For Income            Quality Bond Fund
                                     -----------------------------   ------------------------------  ------------------------------
                                       Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                     July  31, 1999  July 31, 1998   July  31, 1999  July  31, 1998  July  31, 1999  July  31, 1998
Increase (Decrease) in Net Assets:
----------------------------------
Operations:
----------------------------------
Net investment income                   $     853     $     967        $  12,555       $   9,445       $   6,096      $   5,451
----------------------------------
Net realized gains (loss) from
 investments                               13,990         1,150              (69)          2,652            (455)         2,228
----------------------------------
Net change in unrealized
 appreciation (depreciation) on
 investments                               (6,932)       15,840           (7,273)         (1,872)         (4,537)        (1,186)
----------------------------------   ------------  ------------     ------------    ------------    ------------   ------------
 Change in net assets resulting
 from operations                            7,911        17,957            5,213          10,225           1,104          6,493
----------------------------------   ------------  ------------     ------------    ------------    ------------   ------------
Distributions to Institutional
Shareholders*:
----------------------------------
 From net investment income                (1,864)           --          (10,087)             --          (5,647)            --
----------------------------------
 In excess of net investment
 income                                    (1,258)           --               --              --              --             --
----------------------------------
 From net realized gains from
 investment transactions                     (848)           --           (3,334)             --          (1,135)            --
----------------------------------
Distributions to Investment A
Shareholders:
----------------------------------
 From net investment income                   (34)       (7,328)          (2,367)         (9,598)           (445)        (5,493)
----------------------------------
 In excess of net investment
 income                                       (39)           --               --              --              --             --
----------------------------------
 From net realized gains from
 investment transactions                      (29)       (3,565)          (1,215)           (688)            (97)            --
----------------------------------
Distributions to Investment C
Shareholders:
----------------------------------
 From net investment income                    (2)          (12)             (19)             (6)            (30)           (11)
----------------------------------
 In excess of net investment
 income                                        (1)           --               --              --              --             --
----------------------------------
 From net realized gains from
 investment transactions                       (1)           (6)              (7)             (1)             (6)            --
----------------------------------   ------------  ------------     ------------    ------------    ------------   ------------
 Change in net assets from
 shareholder distributions                 (4,076)      (10,911)         (17,029)        (10,293)         (7,360)        (5,504)
----------------------------------   ------------  ------------     ------------    ------------    ------------   ------------
Fund Share (Principal)
Transactions:
----------------------------------
Proceeds from shares issued               172,059        17,767          337,051          47,089         165,370         29,415
----------------------------------
Dividends reinvested                        2,981         8,420            3,526             942           4,145          3,177
----------------------------------
Cost of shares redeemed                  (164,019)      (21,583)        (277,775)        (16,776)       (127,278)       (17,380)
----------------------------------   ------------  ------------     ------------    ------------    ------------   ------------
 Change in net assets from
 capital transactions                      11,021         4,604           62,802          31,255          42,237         15,212
----------------------------------   ------------  ------------     ------------    ------------    ------------   ------------
 Change in net assets                      14,856        11,650           50,986          31,187          35,981         16,201
----------------------------------
Net Assets:
----------------------------------
Beginning of period                       163,588       151,938          188,301         157,114         108,193         91,992
----------------------------------   ------------  ------------     ------------    ------------    ------------   ------------
End of period                           $ 178,444     $ 163,588        $ 239,287       $ 188,301       $ 144,174      $ 108,193
----------------------------------   ============  ============     ============    ============    ============   ============

* Institutional Shares commenced operations on August 11, 1998, except for the International Equity Fund which commenced operations on October 9, 1998.

(See Notes which are an integral part of the Financial Statements)


Fifth Third Funds
Statements of Changes in Net Assets
(Amounts in thousands)
------------------------------------------------------------------------------------------------------------------------------------
                                             U.S. Government
                                             Securities Fund               Municipal Bond Fund           Ohio Tax Free Bond Fund
                                      -----------------------------   ------------------------------  ------------------------------

                                        Year Ended      Year Ended      Year Ended      Year Ended      Year Ended      Year Ended
                                      July  31, 1999  July 31, 1998   July  31, 1999  July  31, 1998  July  31, 1999  July  31, 1998

                                      --------------  -------------   --------------  --------------  --------------  --------------

Increase (Decrease) in Net Assets:
----------------------------------
Operations:
----------------------------------
Net investment income                    $   2,262      $   2,201        $   4,550       $   4,401       $   7,897       $   7,296
----------------------------------
Net realized gains from
 investments                                   242            359            1,741           1,788             443           1,120
----------------------------------
Net change in unrealized
 appreciation (depreciation)
 on investments                             (1,188)           (51)          (4,244)         (1,726)         (4,924)           (935)
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
 Change in net assets resulting
 from operations                             1,316          2,509            2,047           4,463           3,416           7,481
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
Distributions to Institutional
Shareholders*:
----------------------------------
 From net investment income                 (2,077)            --           (4,546)             --          (7,003)             --
----------------------------------
 In excess of net investment
 income                                         (7)            --              (67)             --             (21)             --
----------------------------------
 From net realized gains from
 investment transactions                        --             --           (2,095)             --          (1,047)             --
----------------------------------
Distributions to Investment A
Shareholders:
----------------------------------
 From net investment income                   (249)        (2,189)             (14)         (4,470)           (867)         (7,297)
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
 In excess of net investment
 income                                         (1)            --               --             (12)             (3)             (2)
----------------------------------
 From net realized gains from
 investment transactions                        --             --               (4)           (780)           (144)           (664)
----------------------------------
Distributions to Investment C
Shareholders:
----------------------------------
 From net investment income                    (12)            (3)              --              --             (28)            (14)
----------------------------------
 In excess of net investment
 income                                         --             --               --              --              --              --
----------------------------------
 From net realized gains from
 investment transactions                        --             --               --              --              (4)             (2)
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
 Change in net assets from
 shareholder distributions                  (2,346)        (2,192)          (6,726)         (5,262)         (9,117)         (7,979)
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
Fund Share (Principal)
Transactions:
----------------------------------
Proceeds from shares issued                 53,369          7,520          131,991          33,225         217,745          42,650
----------------------------------
Dividends reinvested                         1,128          1,061            2,119             792           2,194           1,647
----------------------------------
Cost of shares redeemed                    (47,273)        (9,720)        (131,455)        (17,512)       (198,030)        (23,297)
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
 Change in net assets from
 capital transactions                        7,224         (1,139)           2,655          16,505          21,909          21,000
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
 Change in net assets                        6,194           (822)          (2,024)         15,706          16,208          20,502
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
Net Assets:
----------------------------------
Beginning of period                         41,668         42,490          117,333         101,627         189,550         169,048
----------------------------------    ------------   ------------     ------------    ------------    ------------    ------------
End of period                            $  47,862      $  41,668        $ 115,309       $ 117,333       $ 205,758       $ 189,550
----------------------------------    ============   ============     ============    ============    ============    ============

* Institutional Shares commenced operations on August 11, 1998.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Cash Flows
For the Year Ended July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                                                                 U.S.
                                                                         Bond             Quality             Government
                                                                       Fund For            Bond               Securities
                                                                        Income             Fund                  Fund
                                                                       --------           -------             ----------
Cash Flows from Operating Activities:
   Total investment income                                           $    14,555        $     7,053          $     2,633
   Net expenses                                                           (2,000)              (957)                (371)
-------------------------------------------------------------------- -----------        -----------          -----------
      Net investment income (loss)                                        12,555              6,096                2,262
-------------------------------------------------------------------- -----------        -----------          -----------

Adjustments to reconcile net investment income to net cash
   provided (used) in operating activities:
   Amortization of discount/premium                                          852                186                   59
   Change in interest and dividends receivable                               366                 25                 (288)
   Change in accrued expenses, other payables, prepaid
   expenses, and other assets                                                358               (494)                 (62)
-------------------------------------------------------------------- -----------        -----------          -----------

      Total adjustments                                                    1,576               (283)                (291)
-------------------------------------------------------------------- -----------        -----------          -----------

         Net cash provided (used) by operating activities                 14,131              5,813                1,971
--------------------------------------------------------------------
Cash Flows from Investing Activities:
   Proceeds from sales of investments                                  4,031,760          3,675,182              554,499
   Purchases of investments                                           (4,091,371)        (3,715,869)            (561,325)
   Net purchases of short-term investments with cash received
   as collateral from securities lending                                 (38,365)           (31,461)             (12,394)
-------------------------------------------------------------------- -----------        -----------          -----------

         Net cash provided (used) by investing activities                (97,976)           (72,148)             (19,220)
--------------------------------------------------------------------
Cash Flows from Financing Activities:
   Proceeds from shares issued                                           337,051            165,370               53,369
   Cost of shares redeemed                                              (277,775)          (127,278)             (47,273)
   Distributions paid to shareholders                                    (17,029)            (7,360)              (2,346)
   Dividends reinvested                                                    3,526              4,145                1,128
   Net collateral received from securities lending                        38,365             31,461               12,394
-------------------------------------------------------------------- -----------        -----------          -----------
         Net cash provided (used) by financing activities                 84,138             66,338               17,272
--------------------------------------------------------------------
Net increase (decrease) in cash                                              293                  3                   23
--------------------------------------------------------------------
Cash at beginning of period                                                   --                  1                   --
-------------------------------------------------------------------- -----------        -----------          -----------

Cash at end of period                                                $       293        $         4          $        23
-------------------------------------------------------------------- ===========        ===========          ===========

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Cash Flows
For the Year Ended July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                   Quality            Equity
                                                                    Growth            Income           Cardinal          Cardinal
                                                                     Fund              Fund              Fund*            Fund**
                                                                 -----------       -----------       -----------       -----------
Cash Flows from Operating Activities:
   Total investment income                                       $     5,559       $     4,450       $     2,214       $     5,131
   Net expenses                                                       (6,452)           (1,723)           (2,341)           (2,781)
---------------------------------------------------------------- -----------       -----------       -----------       -----------

      Net investment income (loss)                                      (893)            2,727              (127)            2,350
---------------------------------------------------------------- -----------       -----------       -----------       -----------
Adjustments to reconcile net investment income to net cash
   provided (used) in operating activities:
   Amortization of discount/premium                                       --                --                --               (28)
   Change in interest and dividends receivable                           (86)               61               252                96
   Change in accrued expenses, other payables, prepaid
   expenses, and other assets                                           (535)               33               436              (124)
---------------------------------------------------------------- -----------       -----------       -----------       -----------
      Total adjustments                                                 (621)               94               688               (56)
---------------------------------------------------------------- -----------       -----------       -----------       -----------
         Net cash provided (used) by operating activities             (1,514)            2,821               561             2,294
Cash Flows from Investing Activities:
   Proceeds from sales of investments                              3,705,173         1,833,070           392,143         4,612,313
   Purchases of investments                                       (3,737,916)       (1,838,771)         (304,052)       (4,567,937)
   Net purchases of short-term investments with cash received
   as collateral from securities lending                              93,733            21,036            (6,963)               --
---------------------------------------------------------------- -----------       -----------       -----------       -----------
         Net cash provided (used) by investing activities             60,990            15,335            81,128            44,376
Cash Flows from Financing Activities:
   Proceeds from shares issued                                       564,335           166,364           134,687            19,933
   Cost of shares redeemed                                          (507,326)         (161,032)         (222,802)          (64,240)
   Distributions paid to shareholders                                (52,855)          (17,406)           (8,943)          (37,843)
   Dividends reinvested                                               30,076            14,953             8,410            35,481
   Net collateral received from securities lending                   (93,733)          (21,036)            6,963                --
---------------------------------------------------------------- -----------       -----------       -----------       -----------
         Net cash provided (used) by financing activities            (59,503)          (18,157)          (81,685)          (46,669)
Net increase (decrease) in cash                                          (27)               (1)                4                 1
Cash at beginning of period                                               --                 1                 1                --
---------------------------------------------------------------- -----------       -----------       -----------       -----------
Cash at end of period                                            $       (27)      $        --       $         5       $         1
---------------------------------------------------------------- ===========       ============      ===========       ===========

**Reflects operations for the period from October 1, 1998 through July 31, 1999.
**Reflects operations for the year ended September 30, 1998.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Statements of Cash Flows
For the Year Ended July 31, 1999
(Amounts in thousands)
--------------------------------------------------------------------------------

                                                                    Pinnacle          Balanced           Mid Cap
                                                                      Fund               Fund              Fund
                                                                    --------          --------           --------
Cash Flows from Operating Activities:
   Total investment income                                         $       701       $     5,272       $     1,598
   Net expenses                                                           (973)           (2,306)           (2,271)
------------------------------------------------------------------ -----------       -----------       -----------
      Net investment income (loss)                                        (272)            2,966              (673)
------------------------------------------------------------------ -----------       -----------       -----------
Adjustments to reconcile net investment income to net cash
   provided (used) in operating activities:
   Amortization of discount/premium                                         --               132                --
   Change in interest and dividends receivable                             (45)             (170)                5
   Change in accrued expenses, other payables, prepaid
   expenses, and other assets                                             (370)               51               100
------------------------------------------------------------------ -----------       -----------       -----------
      Total adjustments                                                   (415)               13               105
------------------------------------------------------------------ -----------       -----------       -----------
         Net cash provided (used) by operating activities                 (687)            2,979              (568)
------------------------------------------------------------------
Cash Flows from Investing Activities:
   Proceeds from sales of investments                                1,142,301         2,589,045         1,073,363
   Purchases of investments                                         (1,213,161)       (2,610,395)       (1,057,833)
   Net purchases of short-term investments with cash received
   as collateral from securities lending                                   127            (4,039)           35,389
------------------------------------------------------------------ -----------       -----------       -----------
         Net cash provided (used) by investing activities              (70,733)          (25,389)           50,919
------------------------------------------------------------------
Cash Flows from Financing Activities:
   Proceeds from shares issued                                         114,051           191,974           219,274
   Cost of shares redeemed                                             (42,394)         (173,366)         (234,224)
   Distributions paid to shareholders                                     (967)          (12,530)          (20,155)
   Dividends reinvested                                                    857            12,293            20,149
   Net collateral received from securities lending                        (127)            4,039           (35,389)
------------------------------------------------------------------ -----------       -----------       -----------
         Net cash provided (used) by financing activities               71,420            22,410           (50,345)
------------------------------------------------------------------
Net increase (decrease) in cash                                             --                --                 6
------------------------------------------------------------------
Cash at beginning of period                                                 --                 1                 1
------------------------------------------------------------------ -----------       -----------       -----------
Cash at end of period                                              $        --       $         1       $         7
------------------------------------------------------------------ ===========       ===========       ===========

**Reflects operations for the period from October 1, 1998 through July 31, 1999.
**Reflects operations for the year ended September 30, 1998.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Notes to Financial Statements
July 31, 1999
--------------------------------------------------------------------------------

(1) Organization

Fifth Third Funds, formerly known as the Fountain Square Funds (the "Trust"), is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At July 31, 1999 the Trust consisted of sixteen separate investment portfolios.

The accompanying financial statements relate only to the following Funds:

Portfolio Name
--------------------------------------------------------------------------------
Fifth Third Quality Growth Fund ("Quality Growth Fund")
Fifth Third Equity Income Fund ("Equity Income Fund")
Fifth Third Cardinal Fund
Fifth Third Pinnacle Fund ("Pinnacle Fund")
Fifth Third Balanced Fund ("Balanced Fund")
Fifth Third Mid Cap Fund ("Mid Cap Fund")
Fifth Third International Equity Fund ("International Equity Fund")
Fifth Third Bond Fund For Income ("Bond Fund For Income")
Fifth Third Quality Bond Fund ("Quality Bond Fund")
Fifth Third U.S. Government Securities Fund ("U.S. Government Securities Fund") Fifth Third Municipal Bond Fund ("Municipal Bond Fund")
Fifth Third Ohio Tax Free Bond Fund ("Ohio Tax Free Bond Fund")

The Funds each issue three classes of shares: Institutional, Investment A Shares and Investment C Shares. The Investment A Shares are subject to initial sales charges imposed at the time of purchase, in accordance with the Funds' prospectus. Certain redemptions of Investment C Shares made within one year of purchase are subject to contingent deferred sales charges in accordance with the Funds' prospectus. Each class of shares for each Fund has identical rights and privileges except with respect to Administrative Services fees paid by Investment C Shares, 12b-1 fees paid by Investment A Shares and Investment C Shares, voting rights on matters affecting a single class of shares, and the exchange privileges of each class of shares. The Institutional Shares were first offered for sale to the public on September 21, 1998. As of January 8, 1998, all Investment C Shares of Municipal Bond Fund were redeemed. Municipal Bond Fund Investment C Shares continue to be open for investment with an offering price equal to Municipal Bond Fund Investment A Shares, however, as of July 31, 1999, there were no shareholders of the Municipal Bond Fund Investment C Shares.

(2) Reorganizations

The Trust entered an Agreement and Plan of Reorganization with the Pinnacle Fund pursuant to which all of the assets and liabilities of the Pinnacle Fund were transferred to a new portfolio of the Trust (the Fifth Third Pinnacle Fund). The reorganization, which qualified as a tax-free exchange for federal income tax purposes, was approved by shareholders of the Pinnacle Fund at a special shareholder meeting held on February 27, 1998, and consummated on March 6, 1998. Immediately before and after the reorganization the Pinnacle Fund and the Fifth Third Pinnacle Fund, respectively, had shares outstanding of 809, Net Assets of $24,714, and Unrealized Appreciation of $9,452 (amounts in thousands).

The Trust entered into an Agreement and Plan of Reorganization and Liquidation with The Cardinal Group pursuant to which all of the assets and liabilities of each Cardinal Group Portfolio were transferred to a portfolio of the Trust in exchange for shares of the corresponding portfolio of the Trust. The Cardinal Government Obligations Fund transferred its assets and liabilities to the Bond Fund For Income. The Cardinal Balanced Fund transferred its assets and liabilities to the Fifth Third Balanced

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

Fund. The Cardinal Aggressive Growth Fund transferred its assets and liabilities to the Mid Cap Fund. The Cardinal Fund transferred its assets and liabilities to the Fifth Third Cardinal Fund. The reorganization, which qualified as a tax-free exchange for federal income purposes, was approved by shareholders of The Cardinal Group at a special shareholder meeting held on July 24, 1998 and consummated on September 21, 1998. The following is a summary of shares outstanding, net assets, net asset value per share and unrealized appreciation immediately before and after the reorganization for the Bond Fund For Income, the Balanced Fund, the Mid Cap Fund and the Fifth Third Cardinal Fund:

                                                                      After
                                      Before Reorganization      Reorganization
                                    -------------------------    --------------
                                      Cardinal
                                     Government   Fifth Third      Fifth Third
                                    Obligations    Bond Fund        Bond Fund
                                       Fund        For Income      For Income
                                    -------------------------    --------------
Shares (000)                           10,758         15,517         22,652
Net Assets (000)                      $88,802       $193,229       $282,031
Unrealized Appreciation (000)          $1,433         $5,311         $6,744


                                                                      After
                                      Before Reorganization      Reorganization
                                    -------------------------    --------------
                                     Cardinal     Fifth Third     Fifth Third
                                     Balance       Balanced         Balanced
                                       Fund          Fund             Fund
                                    -------------------------    --------------
Shares (000)                            1,282         12,080         13,183
Net Assets (000)                      $15,632       $171,175       $186,807
Unrealized Appreciation (000)          $3,146        $17,138        $20,284


                                                                      After
                                      Before Reorganization      Reorganization
                                    -------------------------    --------------
                                      Cardinal
                                     Aggressive   Fifth Third     Fifth Third
                                       Growth       Mid Cap         Mid Cap
                                        Fund         Fund            Fund
                                    -------------------------    --------------
Shares (000)                              833         13,540         14,220
Net Assets (000)                       $9,980       $198,539       $208,519
Unrealized Appreciation (000)          $3,054        $19,575        $22,629


                                                                      After
                                      Before Reorganization      Reorganization
                                    -------------------------    --------------
                                                  Fifth Third     Fifth Third
                                     Cardinal      Cardinal         Cardinal
                                       Fund          Fund             Fund
                                    -------------------------    --------------
Shares (000)                           17,572              0         17,572
Net Assets (000)                     $263,745             $0        $263,745
Unrealized Appreciation (000)        $113,875             $0        $113,875

(3) Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

A. Securities Valuations--Investments in equity securities generally are determined on the basis of market price. Other fixed income securities are valued at market prices using an independent pricing service.

B. Repurchase Agreements--The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's Advisor to be creditworthy pursuant to guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). It is the policy of the Funds to require the custodian or sub-custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Funds to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Funds could receive less than the repurchase price on the sale of collateral securities.

C. Securities Transactions and Related Income--Securities transactions are accounted for on the date the security is purchased or sold (trade date). Interest income is recognized on the accrual basis and includes, where applicable, the pro rata amortization of premium or discount. Dividend income is recorded on the ex-dividend date. Gains or losses realized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

D. Foreign Currency Translation--The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments.

Realized foreign exchange gains or losses arise from sales and maturities of securities, sales of foreign currencies, currency exchange fluctuations between the trade and settlement dates of securities transactions, and the difference between the amount of assets and liabilities recorded and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, including investments in securities, resulting from changes in the currency exchange rates.

E. Forward Currency Contracts:--The International Equity Fund may enter into a forward currency contract ("forward") which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The forward is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. When the forward is closed the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. A Fund could be exposed to risk if a counterparty is unable to meet the terms of a forward or if the value of the currency changes unfavorably.

F. Foreign Currency Commitments--The International Equity Fund may enter into foreign currency commitments for the delayed delivery of securities of foreign currency exchange transactions. Risks may arise upon entering into these transactions from the potential inability of counterparties to meet the terms of their commitments and form unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the settlement date.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

G. Futures Contracts--The Funds may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or for the change in the value of a specified financial index over a predetermined time period. Cash or securities are deposited with brokers in order to maintain a position. Subsequent payments made or received by the Fund based on the daily change in the market value of the position are recorded as unrealized appreciation or depreciation until the contract is closed out, at which time the gain or loss is realized.

The use of futures contracts involves, to varying degrees, elements of market risk. Risks arise from the possible imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets, and the possible inability of counterparties to meet the terms of their contracts. However, the Fund's activities in futures contracts are conducted through regulated exchanges which minimize counterparty credit risks.

H. Option Contracts--The Funds may write or purchase option contracts with the exception of the Pinnacle Fund, the Municipal Bond Fund and the Ohio Tax Free Bond Fund. These transactions are to hedge against changes in interest rates, security prices, currency fluctuations, and other market developments, or for the purposes of earning additional income (i.e. speculation). The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Funds bear the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as other securities owned. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by premiums paid.

In writing an option, the Funds contract with a specified counterparty to purchase (written put option) or sell (written call option) a specified quantity (notional amount) of an underlying asset at a specified price during a specified period upon demand of the counterparty. The risk associated with writing an option is that the Funds bear the market risk of an unfavorable change in the price of an underlying asset, and may be required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current market value. Written options involve financial risk which may exceed amounts reflected in the accompanying financial statements.

The table below reflects the Cardinal FundOs and the Mid Cap FundOs activities in written options, all of which were for purposes of earning additional income during the period. No other Funds engaged in written option contracts.

                                  Cardinal Fund               Mid Cap Fund
                            ------------------------   ------------------------
                               Number      Premiums       Number      Premiums
                            of Contracts  (in 000Os)   of Contracts  (in 000Os)
                            ------------------------   ------------------------
Balance at 9/30/98                 0       $    0            0        $    0
Options written                3,810          846          420            73
Options expired               (3,210)        (742)        (420)          (73)
Options exercised (100)         (100)          (3)           0             0
Options terminated              (100)          (5)           0             0
Balance at 7/31/99               400       $   96            0        $    0

I. When-Issued and Delayed Delivery Transactions--The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are valued daily and begin earning interest on the settlement date.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

J. Dividends to Shareholders--Dividends from net investment income are declared and paid monthly for the Quality Growth Fund, the Equity Income Fund, the Bond Fund For Income, the Quality Bond Fund, the U.S. Government Securities Fund, the Municipal Bond Fund, and the Ohio Tax Free Bond Fund. Dividends from net investment income are declared and paid quarterly for the Quality Growth Fund, the Fifth Third Cardinal Fund, the Mid Cap Fund, the Balanced Fund and the Pinnacle Fund. Dividends from net investment income are declared and paid annually for the International Equity Fund. Distributable net realized gains, if any, are declared and distributed at least annually.

Dividends from net investment income and from net realized capital gains are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, foreign currency transactions, expiring capital loss carryforwards and deferrals of certain losses.

These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassifications. Dividends and distributions to shareholders which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains. To the extent they exceed net investment income and net realized gains for tax purposes, they are reported as distribution of capital. During the current fiscal year, differences were primarily due to differing treatments for mortgaged-backed securities, foreign currency transactions and different book/tax accretion of certain income items.

As of July 31, 1999, the following reclassifications have been made to increase (decrease) such accounts with offsetting adjustments made to paid-in capital (amounts in thousands):

                                         Accumulated        Accumulate Net
                                      Undistributed Net   Realized gain/(loss)
                                      Investment Income     on Investments
                                     ------------------------------------------
Quality Growth Fund                          893                   (1)
Cardinal Fund                                251                 (251)
Pinnacle Fund                                272                    0
Balanced Fund                                114                 (114)
Mid Cap Fund                                 673               (1,021)
International Fund                           895                 (894)
Bond Fund for Income                         (42)             (16,870)
U.S. Government Securities Fund                8                   (8)
Municipal Bond Fund                           83                  (83)
Ohio Tax Free Bond Found                      28                  (28)

K. Federal Taxes--It is the policy of each Fund to qualify or continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined in applicable sections of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gain sufficient to relieve it from all, or substantially all, federal income taxes.

L. Organizational Costs--The costs incurred by each Fund with respect to registration of their shares in their first fiscal year, excluding the initial expense of registering their shares, have been deferred and are being amortized using the straight-line method not to exceed a period of five years from each Fund's commencement date.

M. Lending Portfolio Securities--To generate additional income, the Funds, may lend up to one-third of securities in which they are invested pursuant to agreements requiring that the loan be continuously

Fifth Third Funds
Notes to Financial Statements
July 31, 1999
--------------------------------------------------------------------------------

secured by cash, U.S. Government or U.S. Government Agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued interest on the securities lent. The Funds continue to earn interest and dividends on securities lent while simultaneously seeking to earn interest on the investment of collateral.

When cash is received as collateral for securities loaned, the Funds may invest such cash in short-term U.S. Government Securities, Repurchase Agreements, or other short-term corporate securities. The cash or subsequent short-term investments are recorded as assets of the Funds, offset by a corresponding liability to repay the cash at the termination of the loan. In addition, the short-term securities purchased with the cash collateral are included in the accompanying schedules of portfolio investments. Fixed income securities received as collateral are not recorded as an asset or liability of the Fund because the Fund does not have effective control of such securities.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of the Advisor, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. According to GAAP, a statement of cash flows is presented if the Fund lent out, on average, more than 10% of net assets during the year. Under this guideline, a statement of cash flows is presented for each of the Funds listed below. As of July 31, 1999, the following Funds had securities with the following market values on loan (Amounts in Thousands):

                                                                 Market
                                             Market              Value
                                            Value of            of Loaned
                                           Collateral          Securities
                                          --------------------------------
Quality Growth Fund                         $22,948             $22,341
Cardinal Fund                               $ 6,963             $ 6,711
Pinnacle Fund                               $ 5,408             $ 5,213
Equity Income Fund                          $ 5,553             $ 5,356
Balanced Fund                               $28,013             $27,178
Mid Cap Fund                                $28,270             $27,443
Bond Fund For Income                        $38,517             $37,614
Quality Bond Fund                           $33,510             $32,743
U.S. Government Securities Fund             $12,394             $12,052

The loaned securities were fully collateralized by cash, U.S. Government securities, short-term corporate notes and repurchase agreements as of July 31, 1999.

(4) Shares of Beneficial Interest

Transactions in Fund shares were as follows:

                                        Quality Growth Fund               Equity Income Fund                Cardinal Fund
                                   -----------------------------     -----------------------------  --------------------------------
                                     Year ended     Year ended        Year Ended      Year ended      Period ended     Year ended
                                   July 31, 1999   July 31, 1998     July 31, 1999   July 31, 1998  July 31, 1999***  Sept. 30, 1998
                                   -------------   -------------     -------------   -------------  -------------     --------------
CAPITAL TRANSACTIONS:
---------------------------
Institutional Shares:*
---------------------------
  Shares issued                    $   530,496     $         --      $   152,738     $        --    $       3,789     $      4,380
---------------------------
  Dividends reinvested                  21,625               --           13,337              --              708            3,721
---------------------------
  Shares redeemed                      (58,830)              --          (20,956)             --          (29,006)
---------------------------       -------------   -------------     -------------   -------------    -------------   --------------
  Institutional Shares             $   493,291     $         --      $   145,119     $        --    $     (24,509)    $      1,208
---------------------------       -------------   -------------     -------------   -------------    -------------   --------------
Investment A Shares:
---------------------------
  Shares issued                    $    31,873     $    150,594      $    12,789     $    21,208    $     130,093     $     15,605
---------------------------
  Dividends reinvested                   7,704           33,557            1,495          12,203            7,700           31,761
---------------------------
  Shares redeemed                     (446,037)         (93,341)        (139,585)        (11,702)         (57,668)
---------------------------       -------------   -------------     -------------   -------------    -------------   --------------
  Investment A Shares              $  (406,460)    $     90,810      $  (125,301)    $    21,709    $     (55,994)    $    (10,302)
---------------------------       -------------   -------------     -------------   -------------    -------------   --------------
Investment C Shares:**
---------------------------
  Shares issued                    $     1,966     $      5,289      $       837     $     1,021    $         805     $         --
---------------------------
  Dividends reinvested                     747              424              121              34                2               --
---------------------------
  Shares redeemed                       (2,459)            (914)            (491)           (199)              (9)              --
---------------------------       -------------   -------------     -------------   -------------    -------------   --------------
  Investment C Shares              $       254     $      4,799      $       467     $       856    $         798     $         --
---------------------------       -------------   -------------     -------------   -------------    -------------   --------------
Total net increase from
capital transactions               $    87,085     $    95,609       $    20,285     $    22,565    $     (79,705)    $     (9,094)
---------------------------        =============   =============     =============   =============  =============     ==============
                                        Quality Growth Fund               Equity Income Fund                Cardinal Fund
                                   -----------------------------     -----------------------------  --------------------------------
                                     Year ended     Year ended        Year Ended      Year ended      Period ended     Year ended
                                   July 31, 1999   July 31, 1998     July 31, 1999   July 31, 1998  July 31, 1999***  Sept. 30, 1998
                                   -------------   -------------     -------------   -------------  -------------     --------------
SHARE TRANSACTIONS:
-----------------------------
Institutional Shares:*
-----------------------------
  Shares issued                         26,627               --           10,265              --              206              261
-----------------------------
  Dividends reinvested                   1,102               --              894              --               42              242
-----------------------------
  Shares redeemed                       (2,746)              --           (1,383)             --           (1,611)            (399)
-----------------------------      -------------   -------------     -------------   -------------  -------------     --------------
Institutional Shares                    24,983               --            9,776              --           (1,363)             104
-----------------------------      -------------   -------------     -------------   -------------  -------------     --------------
  Investment A Shares:
-----------------------------
  Shares issued                          1,478            7,816              849           1,375            6,747              961
-----------------------------
  Dividends reinvested                     393            1,875              100             848              458            2,062
-----------------------------
  Shares redeemed                      (22,519)          (4,806)          (9,395)           (776)         (10,296)          (3,449)
-----------------------------      -------------   -------------     -------------   -------------  -------------     --------------
  Investment A Shares                  (20,648)           4,885           (8,446)          1,447           (3,091)            (426)
-----------------------------      -------------   -------------     -------------   -------------  -------------     --------------
Investment C Shares:**
-----------------------------
  Shares issued                             93              275               56              67               44               --
-----------------------------
  Dividends reinvested                      38               24                8               2               --               --
-----------------------------
  Shares redeemed                         (122)             (47)             (33)            (12)              --               --
-----------------------------      -------------   -------------     -------------   -------------  -------------     --------------
  Investment C Shares                        9              252               31              57               44               --
-----------------------------      -------------   -------------     -------------   -------------  -------------     --------------
Total net increase from share
  transactions                           4,344            5,137            1,361           1,504           (4,410)            (322)
-----------------------------      =============   =============     =============   =============  =============     ==============

-----------------------
***Institutional Shares commenced operations on August 11, 1998.
***Cardinal Fund Investment C Shares commenced operations on October 22, 1998. ***Reflects period of operations from October 1, 1998 to July 31, 1999.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                         Pinnacle Fund                 Balanced Fund                 Mid Cap Fund
                                ----------------------------   ---------------------------  ----------------------------
                                  Year ended    Period ended    Year Ended    Year ended     Year ended     Year ended
                                July 31, 1999  July 31, 1998*  July 31, 1999 July 31, 1998  July 31, 1999  July 31, 1998
                                -------------  -------------   ------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
---------------------------
Institutional Shares:**
---------------------------
  Shares issued                     $  62,101      $      --      $ 149,852      $      --      $ 206,711      $      --
---------------------------
  Dividends reinvested                    547             --          7,995             --         17,251             --
---------------------------
  Shares redeemed                      (7,248)            --        (30,451)            --        (33,307)            --
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
  Institutional Shares              $  55,400      $      --        127,396      $      --      $ 190,655      $      --
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
Investment A Shares:
---------------------------
  Shares issued                     $  45,895      $  11,774      $  39,143      $  63,734      $  12,360      $  49,749
---------------------------
  Dividends reinvested                    267            372          4,004         13,694          2,809         19,805
---------------------------
  Shares redeemed                     (34,241)        (2,732)      (141,129)       (24,887)      (200,404)       (27,793)
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
  Investment A Shares               $  11,921      $   9,414      $ (97,982)     $  52,541      $(185,235)     $  41,761
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
Investment C Shares:
---------------------------
  Shares issued                     $   6,055      $     954      $   2,979      $   3,666      $     203      $     810
---------------------------
  Dividends reinvested                     43             --            294            215             89             77
---------------------------
  Shares redeemed                        (905)           (41)        (1,786)          (213)          (513)          (200)
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
Investment C Shares                 $   5,193            913      $   1,487      $   3,668      $    (221)     $     687
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
Total net increase from capital
transactions                        $  72,514      $  10,327      $  30,901      $  56,209      $  (5,199)        42,448
---------------------------         =========      =========      =========      =========      =========         ======
                                          Pinnacle Fund                 Balanced Fund                 Mid Cap Fund
                                ----------------------------   ---------------------------  ----------------------------
                                  Year ended    Period ended     Year ended     Year ended     Year ended     Year ended
                                July 31, 1999  July 31, 1998*  July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998
                                -------------  -------------   ------------  -------------  -------------  -------------
SHARE TRANSACTIONS:
---------------------------
Institutional Shares:**
---------------------------
  Shares issued                         1,846             --         10,062             --         13,100             --
---------------------------
  Dividends reinvested                     16                           535             --          1,172
---------------------------
  Shares redeemed                        (201)            --         (1,944)            --         (2,177)            --
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
  Institutional Shares                  1,661             --          8,653             --         12,095             --
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
Investment A Shares:
---------------------------
  Shares issued                         1,293            370          2,603          4,237            831          2,852
---------------------------
  Dividends reinvested                      8             12            268            960            191          1,234
---------------------------
  Shares redeemed                      (1,057)           (87)        (9,486)        (1,649)       (12,693)        (1,606)
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
  Investment A Shares                     244            295         (6,615)         3,548        (11,671)         2,480
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
Investment C Shares:
---------------------------
  Shares issued                           175             30            191            243             13             47
---------------------------
  Dividends reinvested                      1             --             20             15              6              5
---------------------------
  Shares redeemed                         (25)            (1)          (115)           (14)           (34)           (12)
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
  Investment C Shares                     151             29             96            244            (15)            40
---------------------------         ---------      ---------      ---------      ---------      ---------      ---------
Total net increase from share
transactions                            2,056            324          2,134          3,792            409          2,520
---------------------------         =========      =========      =========      =========      =========      =========

 *Reflects period of operations from January 1, 1998 through July 31, 1998, which includes operations of the Fifth Third Pinnacle Fund's predecessor fund, the Pinnacle Fund.
**Institutional Shares commenced operations on August 11, 1998.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999

------------------------------------------------------------------------------------------------------------------------------------

                                              International Equity Fund         Bond Fund For Income           Quality Bond Fund
                                            ----------------------------  ----------------------------  ----------------------------
                                              Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                                            July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998
                                            -------------  -------------  -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
------------------------------------
Institutional Shares:*
------------------------------------
  Shares issued                                $ 164,328      $      --      $ 231,142      $      --      $ 160,131      $      --
------------------------------------
  Dividends reinvested                             2,875             --            566             --          3,567             --
------------------------------------
  Shares redeemed                                (12,727)            --        (24,242)            --        (23,886)            --
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
  Institutional Shares                         $ 154,476      $      --      $ 207,466      $      --      $ 139,812      $      --
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
Investment A Shares:
------------------------------------
  Shares issued                                $   7,642      $  17,630      $ 105,463      $  46,834      $   4,556      $  29,113
------------------------------------
  Dividends reinvested                               102          8,402          2,934            936            542          3,166
------------------------------------
  Shares redeemed                               (151,143)       (21,499)      (253,420)       (16,738)      (103,133)       (17,260)
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
  Investment A Shares                          $(143,399)     $   4,533      $(145,023)     $  31,032      $ (98,035)     $  15,019
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
Investment C Shares:
------------------------------------
  Shares issued                                       89      $     137      $     446      $     255      $     683      $     302
------------------------------------
  Dividends reinvested                                 4             18             26              6             36             11
------------------------------------
  Shares redeemed                                   (149)           (84)          (113)           (38)          (259)          (120)
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
  Investment C Shares                          $     (56)     $      71      $     359      $     223      $     460      $     193
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
Total net increase from capital
transactions                                   $  11,021      $   4,604      $  62,802      $  31,255      $  42,237      $  15,212
------------------------------------           =========      =========      =========      =========      =========      =========

                                             International Equity Fund         Bond Fund For Income           Quality Bond Fund
                                            ----------------------------  ----------------------------  ----------------------------
                                              Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                                            July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998
                                            -------------  -------------  -------------  -------------  -------------  -------------
SHARE TRANSACTIONS:
------------------------------------
Institutional Shares:*
------------------------------------
  Shares issued                                   14,269             --         18,894             --         16,059             --
------------------------------------
  Dividends reinvested                               242             --             47             --            359             --
------------------------------------
  Shares redeemed                                 (1,047)            --         (1,995)            --         (2,390)            --
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
  Institutional Shares                            13,464             --         16,946             --         14,028             --
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
Investment A Shares:
------------------------------------
  Shares issued                                      652          1,493          8,482          3,843            456          2,937
------------------------------------
  Dividends reinvested                                 8            798            242             77             55            320
------------------------------------
  Shares redeemed                                (13,205)        (1,886)       (20,692)        (1,372)       (10,306)        (1,745)
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
  Investment A Shares                            (12,545)           405        (11,968)         2,548         (9,795)         1,512
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
Investment C Shares:
------------------------------------
  Shares issued                                        8             11             36             21             68             30
------------------------------------
  Dividends reinvested                                --              2              2             --              3              1
------------------------------------
  Shares redeemed                                    (13)            (7)            (9)            (3)           (26)           (12)
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
Investment C Shares                                   (5)             6             29             18             45             19
------------------------------------           ---------      ---------      ---------      ---------      ---------      ---------
Total net increase from share
transactions                                         915            411          5,007          2,566          4,278          1,531
------------------------------------           =========      =========       ========      =========       ========      =========

*Institutional Shares commenced operations on August 11, 1998, except for the International Equity Fund which commenced operations on October 9, 1998.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999

------------------------------------------------------------------------------------------------------------------------------------


                                                   U.S. Government                                             Ohio Tax Free
                                                   Securities Fund            Municipal Bond Fund                Bond Fund
                                            ----------------------------  ----------------------------  ----------------------------
                                              Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                                            July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998
                                            -------------  -------------  -------------  -------------  -------------  -------------
CAPITAL TRANSACTIONS:
------------------------------
Institutional Shares:*
------------------------------
  Shares issued                                $  50,088      $      --      $ 130,817      $      --      $ 208,365      $      --
------------------------------
  Dividends reinvested                               866             --          2,102             --          1,148             --
------------------------------
  Shares redeemed                                 (7,602)            --        (12,961)            --        (21,233)            --
------------------------------                 ---------      ---------      ---------      ---------      ---------      ---------
  Institutional Shares                         $  43,352      $      --        119,958      $      --      $ 188,280      $      --
------------------------------                 ---------      ---------      ---------      ---------      ---------      ---------
Investment A Shares:
------------------------------
  Shares issued                                $   2,738      $   7,450      $   1,174      $  33,225      $   8,720      $  42,242
------------------------------
  Dividends reinvested                               250          1,058             17            792          1,013          1,632
------------------------------
  Shares redeemed                                (39,440)        (9,689)      (118,494)       (17,501)      (176,628)       (23,210)
------------------------------                 ---------      ---------      ---------      ---------      ---------      ---------
  Investment A Share                           $ (36,452)     $  (1,181)     $(117,303)     $  16,516      $(166,895)     $  20,664
------------------------------                 ---------      ---------      ---------      ---------      ---------      ---------
Investment C Shares:
------------------------------
  Shares issued                                $     543      $      70      $      --      $      --      $     660      $     408
------------------------------
  Dividends reinvested                                12              3             --             --             33             15
------------------------------
  Shares redeemed                                   (231)           (31)            --            (11)          (169)           (87)
------------------------------                 ---------      ---------      ---------      ---------      ---------      ---------
  Investment C Shares                          $     324      $      42      $      --      $     (11)     $     524      $     336
------------------------------                 ---------      ---------      ---------      ---------      ---------      ---------
Total net increase from capital
transactions                                   $   7,224      $  (1,139)     $   2,655      $  16,505         21,909      $  21,000
------------------------------                 =========      =========      =========      =========       ========      =========
                                                   U.S. Government                                             Ohio Tax Free
                                                   Securities Fund            Municipal Bond Fund                Bond Fund
                                            ----------------------------  ----------------------------  ----------------------------
                                              Year ended     Year ended     Year ended     Year ended     Year ended     Year ended
                                            July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998  July 31, 1999  July 31, 1998
                                            -------------  -------------  -------------  -------------  -------------  -------------
SHARE TRANSACTIONS:
------------------------------
Institutional Shares:*
------------------------------
  Shares issued                                    5,065             --         10,657             --         20,180             --
------------------------------
  Dividends reinvested                                88             --            172             --            111             --
------------------------------
  Shares redeemed                                   (770)            --         (1,066)            --         (2,062)            --
------------------------------              ------------   ------------   ------------   ------------   ------------   ------------
  Institutional Shares                             4,383             --          9,763             --         18,229             --
------------------------------              ------------   ------------   ------------   ------------   ------------   ------------
Investment A Shares:
------------------------------
  Shares issued                                      275            761             96          2,708            840          4,103
------------------------------
  Dividends reinvested                                25            108              1             64             98            159
------------------------------
  Shares redeemed                                 (3,992)          (990)        (9,650)        (1,426)       (17,114)        (2,256)
------------------------------              ------------   ------------   ------------   ------------   ------------   ------------
  Investment A Shares                             (3,692)          (121)        (9,553)         1,346        (16,176)         2,006
------------------------------              ------------   ------------   ------------   ------------   ------------   ------------
Investment C Shares:
------------------------------
  Shares issued                                       56              7             --             --             64             40
------------------------------
  Dividends reinvested                                 1             --             --             --              3              1
------------------------------
  Shares redeemed                                    (24)            (3)            --             (1)           (17)            (8)
------------------------------              ------------   ------------   ------------   ------------   ------------   ------------
  Investment C Shares                                 33              4             --             (1)            50             33
------------------------------              ------------   ------------   ------------   ------------   ------------   ------------
Total net increase from share
transactions                                         724           (117)           210          1,345          2,103          2,039
------------------------------              ============   ============   ============   ============   ============   ============

*Institutional Shares commenced operations on August 11, 1998.

                                      78

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

(5) Investment Advisory Fee and Other Transactions with Affiliates

Investment Advisory Fee--Fifth Third Bank, the Trust's investment Advisor (the "Advisor"), receives for its services an annual investment advisory fee based on a percentage of each Fund's average daily net assets.

Morgan Stanley Asset Management, Inc. is the International Equity Fund's sub-Advisor (the "Sub-Advisor"). The Advisor compensates the Sub-Advisor at a rate based on the International Equity Fund's average daily net assets.

Administrative Fee--BISYS Fund Services ("BISYS") serves as the Trust's administrator. The administrator generally assists in all aspects of the Trust's administration and operation including providing the Fund with certain administrative personnel and services necessary to operate the Fund. Pursuant to a separate agreement with BISYS, Fifth Third Bank performs sub-administrative services on behalf of the Fund including providing certain administrative personnel and services necessary to operate the Fund, for which it receives a fee from BISYS computed daily as a percentage of the daily net assets of the Fund. Under the terms of the administration agreement, BISYS' fees are computed daily as a percentage of the average net assets of the Trust for the period. Administration fees are computed at 0.20% of first $1 billion of net assets of the Trust, 0.18% of net assets of the Trust between $1 billion and $2 billion, and 0.17% of more than $2 billion of net assets of the Trust.

Distribution Services Fee-- BISYS serves as the Trust's principal distributor (the "Distributor"). In accordance with Rule 12b-1 under the 1940 Act, the Trust entered into a Distribution Plan with the Distributor with respect to Investment A Shares and Investment C Shares. Under the Distribution Plan, the Funds may pay a fee to the Distributor. These fees may be used by BISYS to pay banks, including the investment adviser, broker dealers and other institutions, or to reimburse BISYS or its affiliates for administration, distribution and shareholder service assistance in connection with the distribution of the Fund.

Administrative Services Fee-- Effective April 23, 1996, the Trust entered into an Administrative Services Agreement with Fifth Third Bank with respect to Investment C Shares. Under the Plan, the Funds may make payments up to 0.25% of the average daily net asset value of Investment C Shares in exchange for certain administrative services for shareholders and for the maintenance of shareholder accounts.

Transfer and Dividend Disbursing Agent, Accounting and Custody Fees--Fifth Third Bank serves as transfer and dividend disbursing agent for the Funds for which it receives a fee. Fifth Third Bank handles the execution of the transfer and dividend disbursing agent functions.

Fifth Third Bank also maintains the Funds' accounting records except with respect to the International Equity Fund for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses. BISYS Fund Services provides accounting services for the International Equity Fund for a fee based on average net assets for the period.

Fifth Third Bank is the Funds' custodian for which it receives a fee. The fee is based on the level of each Fund's average net assets for the period, plus out-of-pocket expenses

Certain Officers and Trustees of the Trust are Officers and Trustees of the above companies but are not paid any fees directly by the Trust for serving as Officers and Trustees of the Trust.

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

                                                                Quality       Equity
                                                                 Growth       Income     Cardinal    Pinnacle  Balanced     Mid Cap
                                                                  Fund         Fund        Fund        Fund      Fund        Fund
                                                                -------       ------     --------    --------   -------     -------
(Amounts in thousands)
Investment Advisory Fees:
----------------------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets)                                                     0.80%        0.80%       0.60%       0.80%       0.80%       0.80%
----------------------------------------------
Administrative Fees:
----------------------------------------------
Voluntary fee reductions                                       $   290      $    75     $    25     $     9     $    91     $   156
----------------------------------------------
Distribution Services Fees:
----------------------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment A Shares                                 0.25%        0.25%       0.25%       0.25%       0.25%       0.25%
              Investment C Shares                                 0.75%        0.75%       0.75%       0.75%       0.75%       0.75%
----------------------------------------------
Voluntary fee reductions - Investment A Shares                 $    35      $    10     $     0     $     3     $    11     $    15
----------------------------------------------
Voluntary fee reductions - Investment C Shares                 $    22      $     3     $     0     $    10     $    14     $     2
----------------------------------------------
Administrative Services Fees:
----------------------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment C Shares                                 0.25%        0.25%       0.25%       0.25%       0.25%       0.25%
----------------------------------------------
Miscellaneous Fees:
----------------------------------------------
Fees reimbursed by investment advisor`                              --           --     $    90          --          --          --
----------------------------------------------
                                                                                                      U.S.                    Ohio
                                                          International      Bond        Quality   Government    Municipal  Tax Free
                                                             Equity        Fund For        Bond    Securities      Bond       Bond
                                                              Fund          Income         Fund       Fund         Fund       Fund
                                                          -------------    --------      -------   ----------    ---------  --------

(Amounts in thousands)
Investment Advisory Fees:
----------------------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets)                                                    1.00%        0.55%        0.55%      0.55%         0.55%      0.55%
----------------------------------------------
Voluntary fee reductions                                           --           --           --       $ 38            --       $ 79
----------------------------------------------
Administrative Fees:
----------------------------------------------
Voluntary fee reductions                                           --      $    70      $   120       $ 46       $   116       $176
----------------------------------------------
Distribution Services Fees:
----------------------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment A Shares                                0.25%        0.25%        0.25%      0.25%         0.25%      0.25%
              Investment C Shares                                0.75%        0.75%        0.75%      0.75%         0.75%      0.75%
----------------------------------------------
Voluntary fee reductions - Investment A Shares                $    84      $    13      $     7       $  3       $     8       $ 13
----------------------------------------------
Voluntary fee reductions - Investment C Shares                $     1      $     1      $     2       $  1            --       $  2
----------------------------------------------
Administrative Services Fees:
----------------------------------------------
Annual fee before voluntary fee
  reductions (percentage of average
  net assets) Investment C Shares                                0.25%        0.25%        0.25%      0.25%         0.25%      0.25%
----------------------------------------------
Miscellaneous Fees:
----------------------------------------------
Fees reimbursed by investment advisor`                        $    15      $     5      $     7       $ 55       $     2       $ 47
----------------------------------------------

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

(6) Investment Transactions

Purchases and sales of investments, excluding short-term securities for the period ended July 31, 1999, were as follows (Amounts in Thousands):

                                  Quality             Equity
                                  Growth              Income          Cardinal          Pinnacle          Balanced           Mid Cap
                                   Fund                Fund             Fund              Fund              Fund             Fund
-----------------------           -------             ------          --------          --------          --------           -------

Purchases                         $213,542          $113,844          $ 39,900          $103,472          $259,571          $104,440

-----------------------
Sales                             $203,646          $108,382          $142,456          $ 35,046          $256,651          $129,820

-----------------------

                                                                                          U.S.                                Ohio
                                International      Bond Fund           Quality         Government        Municipal          Tax Free
                                   Equity             For               Bond           Securities           Bond              Bond
                                    Fund             Income             Fund             Fund               Fund              Fund
-----------------------         -------------      ---------           -------         ----------        ---------          --------

Purchases                         $ 76,965          $239,784          $427,414          $ 47,470          $124,595          $102,694

-----------------------
Sales                             $ 60,327          $358,010          $384,447          $ 41,454          $130,967          $ 91,417

-----------------------

(7) Concentration of Credit Risk

The Ohio Tax Free Bond Fund invests a substantial proportion of its assets in debt obligations issued by the State of Ohio and its political subdivisions, agencies and public authorities. The Portfolio is more susceptible to factors adversely affecting issuers of Ohio municipal securities than a fund that is not concentrated in these issuers.

The International Equity Fund invests in equity and fixed income securities of non-U.S. issuers. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility or portfolio securities and currency holdings. The International Equity Fund has a relatively large concentration of securities invested in companies domiciled in Great Britain and Japan. The Fund may be more susceptible to the political, social and economic events adversely affecting British and Japanese companies than funds not so concentrated.

(8) Federal Income Tax Information (Unaudited)

For corporate shareholders the following percentage of the total ordinary income distributions paid during the fiscal year ended July 31, 1999 qualify for the corporate dividends received deduction for the following funds:

                                                Percentage
                                              --------------
                  Equity Income Fund                100%
                  Cardinal Fund                   81.19%
                  Balanced Fund                   20.18%

During the fiscal year ended July 31, 1999 the Trust declared tax-exempt income distributions as follows (Amounts in Thousands):

                                          Tax Exempt Distributions
                                          ------------------------
                  Municipal Bond Fund            $ 4,557
                  Ohio Tax Free Bond Fund          7,898

Fifth Third Funds
Notes to Financial Statements (continued)
July 31, 1999
--------------------------------------------------------------------------------

As of July 31, 1999, for federal income purposes, the following Funds have capital loss carryforwards available to offset future capital gains, if any (Amounts in Thousands):

                                                  Amount         Expires
                                               ----------------------------
                  Mid Cap Fund                    $  590          2006
                  Bond Fund For Income             2,098          2002
                                                   6,381          2003
                                                   3,223          2004
                                                   1,375          2005
                  U.S. Government Securities Fund    959          2004


Capital and foreign currency losses incurred after October 31, within a Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds have incurred and will elect to defer such capital and foreign currency losses (Amounts in Thousands):

                                              Post-October       Foreign
                                             Capital Losses  Currency Losses
                                             -------------------------------
International Equity Fund                         $    -          $816
Bond Fund for Income                               6,298
Quality Bond Fund                                  2,264
U.S. Government Securities Fund                      173

During the fiscal year ended July 31, 1999 the Trust declared long term capital gain distributions as follows (Amounts in Thousands):

                                              Long-Term 20%
                                              -------------
                  Quality Growth Fund            $44,846
                  Equity Income Fund              14,458
                  Cardinal Fund                    8,397
                  Pinnacle Fund                      967
                  Balanced Fund                    6,859
                  Mid Cap Fund                    13,784
                  International Equity Fund          878
                  Bond Fund for Income             1,136
                  Municipal Bond Fund              1,557
                  Ohio Tax Free Fund               1,118

                      This page intentionally left blank.

Fifth Third Funds
Quality Growth Fund--Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                        Period ended
                                       July 31, 1999*
                                       --------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period    $    19.45
-----------------------------------     ----------
Income from Investment Operations:
-----------------------------------
  Net investment income/(loss)               (0.02)
-----------------------------------
  Net realized and unrealized gains/
(losses) from investments                     5.89
-----------------------------------     ----------
  Total from Investment Operations            5.87
-----------------------------------     ----------
Distributions to shareholders from:
-----------------------------------
  Net investment income                         --
-----------------------------------
  Net realized gain on investments           (1.95)
-----------------------------------     ----------
  Total Distributions                        (1.95)
-----------------------------------     ----------
Net Asset Value, End of Period          $    23.37
-----------------------------------     ==========
Total Return (excludes sales charge)         32.08% (a)
-----------------------------------
Ratios to Average Net Assets:
-----------------------------------
Expenses                                      1.00% (b)
-----------------------------------
Net investment income/(loss)                 (0.10%) (b)
-----------------------------------
Expense waiver/reimbursement (c)              0.05% (b)
-----------------------------------
Supplemental data:
-----------------------------------
Net Assets at end of period (000)       $  583,753
-----------------------------------
Portfolio turnover (d)                          34%
-----------------------------------

                                            Year ended       Year ended       Year ended        Year ended        Year ended
                                           July 31, 1999    July 31, 1998    July 31, 1997     July 31, 1996     July 31, 1995
                                           -------------    -------------    -------------     -------------     -------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period         $   20.26       $     19.23      $     13.16       $     11.79       $     9.70
------------------------------------         ---------       -----------      -----------       -----------       ----------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                   (0.06)             0.03             0.08              0.12             0.14
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                       5.06              2.49             6.75              1.37             2.09
------------------------------------         ---------       -----------      -----------       -----------       ----------
  Total from Investment Operations                5.00              2.52             6.83              1.49             2.23
------------------------------------         ---------       -----------      -----------       -----------       ----------

Distributions to shareholders from:
------------------------------------
  Net investment income                             --             (0.03)           (0.09)            (0.12)           (0.14)
------------------------------------
  Net realized gains on vestments                (1.95)            (1.46)           (0.67)               --               --
------------------------------------         ---------       -----------      -----------       -----------       ----------
  Total Distributions                            (1.95)            (1.49)           (0.76)            (0.12)           (0.14)
------------------------------------         ---------       -----------      -----------       -----------       ----------
Net Asset Value, End of Period               $   23.31       $     20.26      $     19.23       $     13.16       $    11.79
------------------------------------         =========       ===========      ===========       ===========       ==========
Total Return (excludes sales charge)             26.48%            14.12%           54.02%            12.69%           23.21%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                          1.21%             1.00%            1.00%             0.99%            1.00%
------------------------------------
Net investment income/(loss)                     (0.29%)            0.10%            0.45%             0.98%            1.44%
------------------------------------
Expense waiver/reimbursement (c)                  0.08%             0.37%            0.36%             0.03%            0.05%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)            $ 116,963       $   520,068      $   399,683       $   134,469       $   82,594
------------------------------------
Portfolio turnover (d)                              34%               45%              37%               37%              34%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Quality Growth Fund -- Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                      Year ended     Year ended     Year ended    Period ended
                                     July 31, 1999  July 31, 1998  July 31, 1997 July 31, 1996**
                                     -------------  -------------  ------------- ---------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period   $   20.10     $   19.18     $   13.16     $   13.37
------------------------------------   ---------     ---------     ---------     ---------

Income from Investment Operations:
------------------------------------
Net investment income/(loss)               (0.18)        (0.07)        (0.03)           --
------------------------------------
Net realized and unrealized gains/
(losses) from investments                   5.00          2.45          6.72         (0.21)
------------------------------------   ---------     ---------     ---------     ---------
Total from Investment Operations            4.82          2.38          6.69         (0.21)
------------------------------------   ---------     ---------     ---------     ---------

Distributions to shareholders from:
------------------------------------
Net investment income                         --            --            --            --
------------------------------------
Net realized gain on investment            (1.95)        (1.46)        (0.67)           --
------------------------------------   ---------     ---------     ---------     ---------
Total Distributions                        (1.95)        (1.46)        (0.67)           --
------------------------------------   ---------     ---------     ---------     ---------
Net Asset Value, End of Period         $   22.97     $   20.10     $   19.18     $   13.16
------------------------------------   =========     =========     =========     =========
Total Return (excludes sales charge)       25.76%        13.41%        52.79%        12.50% (e)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                    1.80%         1.63%         1.75%         1.77% (b)
------------------------------------
Net investment income/(loss)               (0.89%)       (0.54)%       (0.32)%        0.26% (b)
------------------------------------
Expense waiver/reimbursement (c)            0.30%         0.39%         0.26%         0.06% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)      $   9,775     $   8,357     $   3,146     $     420
------------------------------------
Portfolio turnover (d)                        34%           45%           37%           37%
------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C shares for the period from April 25, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Equity Income Fund--Financial Highlights
--------------------------------------------------------------------------------
(For a share of outstanding throughout each period)

                                             Period ended
                                            July 31, 1999*
                                            --------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period          $  14.79
------------------------------------          --------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                    0.25
------------------------------------
  Net realized and unrealized gains
  from investments                                1.86
------------------------------------          --------
  Total from Investment Operations                2.11
------------------------------------          --------
Distributions to shareholders from:
------------------------------------
  Net investment income                          (0.26)
------------------------------------
  In excess of net investment income                --
------------------------------------
  Net realized gain on investments               (1.45)
------------------------------------          --------
  Total Distributions                            (1.71)
------------------------------------
Net Asset Value, End of Period                $  15.19
------------------------------------          ========
Total Return (excludes sales charge)             14.63% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                          1.07% (b)
------------------------------------
Net investment income                             1.63% (b)
------------------------------------
Expense waiver/reimbursement (c)                  0.05% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)             $148,525
------------------------------------
Portfolio turnover (d)                              69%
------------------------------------

                                                 Year ended      Year ended       Period ended
                                               July 31, 1999    July 31, 1998    July 31, 1997**
                                               -------------    -------------    ---------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period            $  15.38         $  14.44            $  12.00
------------------------------------            --------         --------            --------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                      0.29             0.26                0.15
------------------------------------
  Net realized and unrealized gains
  from investments                                  1.19             2.43                2.43
------------------------------------            --------          -------            --------
  Total from Investment Operations                  1.48             2.69                2.58
------------------------------------            --------          -------            --------
Distributions to shareholders from:
------------------------------------
  Net investment income                            (0.23)           (0.27)              (0.14)
------------------------------------
  In excess of net investment income                  --               --                  --
------------------------------------
  Net realized gain on investments                 (1.45)           (1.48)                 --
------------------------------------            --------          -------            --------
  Total Distributions                              (1.68)           (1.75)              (0.14)
------------------------------------            --------          -------            --------
Net Asset Value, End of Period                  $  15.18         $  15.38            $  14.44
------------------------------------            ========         ========            ========
Total Return (excludes sales charge)                9.90%           19.57%              21.64% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                            1.27%            1.01%               1.06% (b)
------------------------------------
Net investment income                               1.58%            1.73%               2.32% (b)
------------------------------------
Expense waiver/reimbursement (c)                    0.10%            0.43%               0.42% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)               $ 20,268         $150,404            $120,324
------------------------------------
Portfolio turnover (d)                                69%              41%                 28%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Equity Income Fund -- Financial Highlights (continued)
-------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                          Year ended        Year ended       Period ended
                                          July 31, 1999     July 31, 1998    July 31, 1997**
                                          -------------     -------------    ---------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period        $  15.39          $  14.45            $  12.00
------------------------------------        --------          --------            --------
Income from Investment Operations
------------------------------------
 Net investment income                          0.14              0.17                0.10
------------------------------------
 Net realized and unrealized gains/
 (losses) from investments                      1.26              2.41                2.45
------------------------------------        --------          --------            --------
 Total from Investment Operations               1.40              2.58                2.55
------------------------------------        --------          --------            --------
Distributions to shareholders from:
------------------------------------
 Net investment income                         (0.15)            (0.16)              (0.10)
------------------------------------
 In excess of net investment income               --                --                  --
------------------------------------
 Net realized gain on investments              (1.45)            (1.48)                 --
------------------------------------       ---------         ---------            --------
Total Distributions                            (1.60)            (1.64)              (0.10)
------------------------------------        --------          --------            --------
Net Asset Value, End of Period              $  15.19          $  15.39            $  14.45
------------------------------------        ========          ========            ========
Total Return (excludes sales charge)            9.34%            18.72%              21.30% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                        1.83%             1.57%               1.81% (b)
------------------------------------
Net investment income                           0.88%             1.21%               1.56% (b)
------------------------------------
Expense waiver/reimbursement (c)                0.30%             0.52%               0.26% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)           $  1,433          $    968            $     92
------------------------------------
Portfolio turnover (d)                            69%               41%                 28%
------------------------------------

* Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Cardinal Fund**** -- Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                        Period ended         Year ended         Period ended
                                       July 31, 1999*      Sept. 30, 1998     Sept. 30, 1997**
                                       --------------      --------------     -----------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period      $  14.86            $  16.64            $  12.92
------------------------------------      --------            --------            --------
Income from Investment Operations:
------------------------------------
  Net investment income                       0.04                0.15                0.12
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                    5.17                0.28                3.70
------------------------------------      --------            --------            --------
  Total from Investment Operations             5.21                0.43                3.82
------------------------------------      --------            --------            --------
Distributions to shareholders from:
------------------------------------
  Net investment income                      (0.01)              (0.15)              (0.10)
------------------------------------
  In excess of net investment income            --               (0.05)                 --
------------------------------------
  Net realized gain on investments           (0.55)              (2.01)                 --
------------------------------------      --------            --------            --------
  Total Distributions                        (0.56)              (2.21)              (0.10)
------------------------------------      --------            --------            --------
Net Asset Value, End of Period            $  19.51            $  14.86            $  16.64
------------------------------------      ========            ========            ========
Total Return (excludes sales charge)        35.61% (a)           2.60%              29.77%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                     0.82% (b)           0.84%               1.00%
------------------------------------
Net investment income/(loss)                 0.16% (b)           0.85%               1.04%
------------------------------------
Expense waiver/reimbursement (c)             0.07% (b)           0.09%               0.00%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)         $  6,946            $ 25,542            $ 26,881
------------------------------------
Portfolio turnover (d)                         15%                 15%               0.13%
------------------------------------

                                       Period ended      Year ended       Year ended        Year ended        Year ended
                                      July 31, 1999*    Sept. 30, 1998   Sept. 30, 1997    Sept. 30, 1996    Sept. 30, 1995
                                      ---------------   --------------   --------------    --------------    --------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period      $  14.87         $  16.65         $  13.13          $  13.23           $  12.73
------------------------------------      --------         --------         --------          --------           --------
Income from Investment Operations:
------------------------------------
  Net investment income                      (0.01)            0.14             0.14              0.25               0.36
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                   5.08             0.27             4.64              1.95               1.32
------------------------------------      --------         --------         --------          --------           --------
  Total from Investment Operations            5.07             0.41             4.78              2.20               1.68
------------------------------------      --------         --------         --------          --------           --------
Distributions to shareholders from:
------------------------------------
  Net investment income                      (0.01)           (0.14)           (0.13)            (0.26)             (0.35)
------------------------------------
  In excess of net investment income            --            (0.04)              --                --                 --
------------------------------------
  Net realized gains                         (0.55)           (2.01)           (1.13)            (2.04)             (0.83)
------------------------------------      --------         --------         --------          --------           --------
  Total Distributions                        (0.56)           (2.19)           (1.26)            (2.30)             (1.18)
------------------------------------      --------         --------         --------          --------           --------
Net Asset Value, End of Period            $  19.38         $  14.87         $  16.65          $  13.13           $  13.23
------------------------------------      ========         ========         ========          ========           ========
Total Return (excludes sales charge)        34.60% (a)        2.50%           39.17%            17.96%             14.84%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                     1.04% (b)        0.92%            1.06%             0.75%              0.70%
------------------------------------
Net investment income/(loss)                (0.07%) (b)       0.76%            0.97%             1.90%              2.89%
------------------------------------
Expense waiver/reimbursement (c)             0.07% (b)        0.09%            0.06%             0.10%              0.00%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)         $243,790         $232,903         $267,908          $229,042           $226,181
------------------------------------
Portfolio turnover (d)                         15%              15%              13%               58%                20%
------------------------------------

      (See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Cardinal Fund****--Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of outstanding throughout each period)


                                                 Period ended
                                              July 31, 1999***
                                              -----------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period             $  15.63
------------------------------------             --------
Income from Investment Operations:
------------------------------------
  Net investment income                             (0.05)
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                          4.19
------------------------------------             --------
  Total from Investment Operations                   4.14
------------------------------------             --------
Distributions to shareholders from:
------------------------------------
  Net investment income                                --
------------------------------------
  In excess of net investment income                   --
------------------------------------
  Net realized gains                                (0.55)
------------------------------------             --------
  Total Distributions                               (0.55)
------------------------------------             --------
Net Asset Value, End of Period                   $  19.22
------------------------------------             ========
Total Return (excludes sales charge)                26.99% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                             1.65% (b)
------------------------------------
Net investment income/(loss)                        (0.66%)(b)
------------------------------------
Expense waiver/reimbursement (c)                     0.24% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)                $    839
------------------------------------
Portfolio turnover (d)                                 15%
------------------------------------


*    Reflects operations for the period from October 1, 1998 through July 31,
     1999.
** Reflects operations for the period from January 2, 1997 (date of commencement of operations) to September 30, 1997.
*** Reflects operations for the period from October 22, 1998 (date of commencement of operations) to July 31, 1999.
**** Information prior to September 21, 1998 is for the Cardinal Fund, the predecessor of the Fifth Third Cardinal Fund.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Pinnacle Fund*--Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                          Period ended
                                          July 31, 1999**
                                          ---------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period        $  31.26
------------------------------------        --------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                 (0.06)
------------------------------------
  Net realized and unrealized gains
  from investments                              6.71
------------------------------------        --------
  Total from Investment Operations              6.65
------------------------------------        --------
Distributions to shareholders from:
------------------------------------
  Net investment income                           --
------------------------------------
  Net realized gain on investments             (0.63)
------------------------------------        --------
  Total Distributions                          (0.63)
------------------------------------        --------
Net Asset Value, End of Period              $  37.28
------------------------------------        ========
Total Return (excludes sales charge)           21.53%(a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                        1.21% (b)
------------------------------------
Net investment income/(loss)                   (0.24%) (b)
------------------------------------
Expense waiver/reimbursement (c)                0.01% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)           $ 61,943
------------------------------------
Portfolio turnover (d)                            51%
------------------------------------


                                        Year ended     Period ended     Year ended     Year ended       Year ended     Year ended
                                    July 31, 1999    July 31, 1998***   Dec 31, 1997    Dec 31, 1996     Dec 31, 1995  Dec. 31, 1994
                                   ---------------   ----------------   -------------  -------------   -------------- --------------

Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period      $    32.35    $     27.71       $   23.96      $  22.47       $  18.83       $  21.15
------------------------------------      ----------    -----------       ---------      --------       --------       --------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                 (0.09)         (0.02)          0.13           0.05           0.11           0.09
------------------------------------
  Net realized and unrealized gain
  from investments                              5.57           5.13           8.25           5.04           6.54          (0.34)
------------------------------------      ----------    -----------       ---------      --------       --------       --------
  Total from Investment Operations              5.48           5.11           8.38           5.09           6.65          (0.25)
------------------------------------      ----------    -----------       ---------      --------       --------       --------
Distributions to shareholders from:
------------------------------------
  Net investment income                           --             --          (0.13)         (0.05)         (0.11)         (0.09)
------------------------------------
  Net realized gain on investments             (0.63)         (0.47)         (4.50)         (3.55)         (2.90)         (1.98)
------------------------------------      ----------    -----------       ---------      --------       --------       --------
  Total Distributions                          (0.63)         (0.47)         (4.63)         (3.60)         (3.01)         (2.07)
------------------------------------      ----------    -----------       ---------      --------       --------       --------
Net Asset Value, End of Period            $    37.20    $     32.35       $  27.71       $  23.96       $  22.47       $  18.83
------------------------------------      ==========    ===========       ========       ========       ========       ========
Total Return (excludes sales charge)           17.18%         18.58% (a)     35.40%         22.50%         35.40%         (1.10%)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                        1.41%          1.28% (b)      1.12%          1.16%          1.14%          1.15%
------------------------------------
Net investment income/(loss)                   (0.47%)        (0.12%) (b)     0.46%          0.18%          0.44%          0.41%
------------------------------------
Expense waiver/reimbursement (c)                0.02%          0.30% (b)      0.00%          0.00%          0.00%          0.00%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)         $   49,936    $    35,549       $ 22,272       $ 16,461       $ 14,673       $ 13,014
------------------------------------
Portfolio turnover (d)                            51%            38%            50%            44%            68%            91%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Pinnacle Fund* -- Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share of beneficial interest outstanding throughout each period)

                                          Year ended        Period ended
                                         July 31, 1999     July 31, 1998****
                                         -------------     -------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period       $   32.28       $   30.16
------------------------------------       ---------       ---------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                 (0.23)          (0.04)
------------------------------------       ---------       ---------
  Net realized and unrealized gain
  from investments                              5.50            2.16
------------------------------------       ---------       ---------
  Total from Investment Operations              5.27            2.12
------------------------------------       ---------       ---------
Distributions to shareholders from:
------------------------------------
  Net investment income                           --              --
------------------------------------
  Net realized gain on investments             (0.63)             --
------------------------------------       ---------       ---------
  Total Distributions                          (0.63)             --
------------------------------------       ---------       ---------
Net Asset Value, End of Period             $   36.92       $   32.28
------------------------------------       =========       =========
Total Return (excludes sales charge)          16.56%           7.07% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       1.95%           2.17% (b)
------------------------------------
Net investment income/(loss)                  (1.00%)         (0.84%) (b)
------------------------------------
Expense waiver/reimbursement (c)               0.26%           0.42% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)          $   6,653       $     922
------------------------------------
Portfolio turnover (d)                           51%             38%
------------------------------------
    * Information prior to the period March 9, 1998 is for the Pinnacle Fund, the predecessor Fund of the Fifth Third Pinnacle Fund.
   ** Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
  *** Reflects the period of operations from January 1, 1998 to July 31, 1998. ***** Reflects the period of operations for the period March 9, 1998 (date of commencement of operations) to July 31, 1998.
(a)   Not annualized.
(b)   Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Balanced Fund--Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                        Period ended
                                       July 31, 1999*
                                       -------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period      $  14.60
------------------------------------      --------
Income from Investment Operations:
------------------------------------
  Net investment income                       0.22
------------------------------------
  Net realized and unrealized gains
  from investments                            2.27
------------------------------------      --------
  Total from Investment Operations            2.49
------------------------------------      --------
Distributions to shareholders from:
------------------------------------
  Net investment income                      (0.22)
------------------------------------
  Net realized gain on investments           (0.74)
------------------------------------      --------
  Total Distributions                        (0.96)
------------------------------------      --------
Net Asset Value, End of Period            $  16.13
------------------------------------      ========
Total Return (excludes sales charge)        17.63% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                     1.00% (b)
------------------------------------
Net investment income/(loss)                 1.54% (b)
------------------------------------
Expense waiver/reimbursement (c)             0.04% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)         $139,616
------------------------------------
Portfolio turnover (d)                        128%
------------------------------------

                                       Year ended      Year ended         Year ended        Year ended      Year ended
                                      July 31, 1999   July 31, 1998      July 31, 1997     July 31, 1996   July 31, 1995
                                      -------------   -------------      -------------     -------------   -------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period   $       14.99   $       15.33      $       11.75     $       11.28   $        9.70
------------------------------------   -------------   -------------      -------------     -------------   -------------
Income from Investment Operations:
------------------------------------
  Net investment income                         0.20            0.27               0.27              0.27            0.28
------------------------------------
  Net realized and unrealized
  from investments                              1.86            0.92               4.06              0.47            1.57
------------------------------------   -------------   -------------      -------------     -------------   -------------
  Total from Investment Operations              2.06            1.19               4.33              0.74            1.85
------------------------------------   -------------   -------------      -------------     -------------   -------------
Distributions to shareholders from:
------------------------------------
  Net investment income                        (0.19)          (0.28)             (0.26)            (0.27)          (0.27)
------------------------------------
  Net realized gain on investments             (0.74)          (1.25)             (0.49)               --              --
------------------------------------   -------------   -------------      -------------     -------------   -------------
  Total Distributions                          (0.93)          (1.53)             (0.75)            (0.27)          (0.27)
------------------------------------   -------------   -------------      -------------     -------------   -------------
Net Asset Value, End of Period         $       16.12   $       14.99      $       15.33     $       11.75   $       11.28
------------------------------------   =============   =============      =============     =============   =============
Total Return (excludes sales charge)          14.30%           8.41%             38.45%             6.52%          19.37%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       1.28%           1.00%              1.00%             1.00%           1.00%
------------------------------------
Net investment income/(loss)                   1.22%           1.84%              2.05%             2.31%           2.73%
------------------------------------
Expense waiver/reimbursement (c)               0.06%           0.43%              0.40%             0.06%           0.06%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)      $      79,686   $     173,177      $     122,765     $      92,808   $      58,075
------------------------------------
Portfolio turnover (d)                          128%            135%               101%               61%             58%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Balanced Fund -- Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                      Year ended        Year ended       Year ended        Period ended
                                     July 31, 1999     July 31, 1998    July 31, 1997     July 31, 1996**
                                     -------------     -------------    -------------     -------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period   $     15.01       $     15.34      $     11.75       $     12.13
------------------------------------ -------------     -------------    -------------     -------------
Income from Investment Operations:
------------------------------------
  Net investment income                       0.11              0.17             0.16              0.05
------------------------------------
  Net realized and unrealized
  from investments                            1.88              0.92             4.08             (0.39)
------------------------------------ -------------     -------------    -------------     -------------
  Total from Investment Operations            1.99              1.09             4.24             (0.34)
------------------------------------ -------------     -------------    -------------     -------------
Distributions to shareholders from:
------------------------------------
  Net investment income                      (0.13)            (0.17)           (0.16)            (0.04)
------------------------------------
  Net realized gain on investments           (0.74)            (1.25)           (0.49)               --
------------------------------------ -------------     -------------    -------------     -------------
  Total Distributions                        (0.87)            (1.42)           (0.65)            (0.04)
------------------------------------ -------------     -------------    -------------     -------------
Net Asset Value, End of Period         $     16.13       $     15.01      $     15.34       $     11.75
------------------------------------ -------------     -------------    -------------     -------------
Total Return (excludes sales charge)        13.78%             7.67%           37.52%             6.32% (e)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                     1.76%             1.58%            1.75%             1.78% (b)
------------------------------------
Net investment income/(loss)                 0.78%             1.24%            1.30%             1.60% (b)
------------------------------------
Expense waiver/reimbursement (c)             0.29%             0.49%            0.30%             0.07% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)      $     6,692       $     4,796        $   1,155       $       264
------------------------------------
Portfolio turnover (d)                        128%              135%             101%               61%
------------------------------------

   * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
  ** Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.
 (a) Not annualized.
 (b) Annualized.
 (c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
 (d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
 (e) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for Investment C shares for the period from April 25, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Mid Cap Fund -- Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                          Period ended
                                         July 31, 1999*
                                         -------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period        $  15.40
------------------------------------        --------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                 (0.04)
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                     1.95
------------------------------------        --------
  Total from Investment Operations              1.91
------------------------------------        --------
Distributions to shareholders from:
------------------------------------
  Net investment income                           --
------------------------------------
  In excess of net investment income              --
------------------------------------
  Net realized gains                           (1.44)
------------------------------------        --------
  Total Distributions                          (1.44)
------------------------------------        --------
Net Asset Value, End of Period              $  15.87
------------------------------------        ========
Total Return (excludes sales charge)          13.13% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       0.97% (b)
------------------------------------
Net investment income/(loss)                 (0.26)% (b)
------------------------------------
Expense waiver/reimbursement (c)               0.07% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)           $191,987
------------------------------------
Portfolio turnover (d)                           49%
------------------------------------


                                        Year ended        Year ended       Year ended        Year ended        Year ended
                                       July 31, 1999     July 31, 1998    July 31, 1997     July 31, 1996     July 31, 1995
                                       -------------     -------------    -------------     -------------     -------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period     $     16.19       $     16.98      $     12.60       $     12.59       $     10.10
------------------------------------   -------------     -------------    -------------     -------------     -------------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                 (0.10)            (0.03)            0.02              0.06              0.08
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                     1.17              0.98             5.55              0.11              2.48
------------------------------------   -------------     -------------    -------------     -------------     -------------
  Total from Investment Operations              1.07              0.95             5.57              0.17              2.56
------------------------------------   -------------     -------------    -------------     -------------     -------------
Distributions to shareholders from:
------------------------------------
  Net investment income                           --               --             (0.02)            (0.07)            (0.07)
------------------------------------
  In excess of net investment income              --                --            (0.02)               --                --
------------------------------------
  Net realized gains                           (1.44)            (1.74)           (1.15)            (0.09)               --
------------------------------------   -------------     -------------    -------------     -------------     -------------
  Total Distributions                          (1.44)            (1.74)           (1.19)            (0.16)            (0.07)
------------------------------------   -------------     -------------    -------------     -------------     -------------
Net Asset Value, End of Period           $     15.82       $     16.19      $     16.98       $     12.60       $     12.59
------------------------------------   =============     =============    =============     =============     =============
Total Return (excludes sales charge)           7.29%             5.69%           47.17%             1.27%            25.45%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       1.28%             1.01%            1.00%             1.00%             1.00%
------------------------------------
Net investment income/(loss)                  (0.59%)          (0.19%)            0.10%             0.42%             0.77%
------------------------------------
Expense waiver/reimbursement (c)               0.11%             0.40%            0.37%             0.06%             0.18%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)        $    27,966       $   217,547      $   186,066       $    72,663       $    47,184
------------------------------------
Portfolio turnover (d)                           49%               44%              52%               54%               23%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Mid Cap Fund -- Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                          Year ended        Year ended       Year ended        Period ended
                                         July 31, 1999     July 31, 1998    July 31, 1997     July 31, 1996**
                                         -------------     -------------    -------------     -------------
Investment C Shares
-------------------------------------
Net Asset Value, Beginning of Period       $     15.98       $     16.88      $     12.59       $     13.72
-------------------------------------    -------------     -------------    -------------     -------------
Income from Investment Operations:
-------------------------------------
  Net investment income/(loss)                   (0.18)            (0.05)           (0.07)            (0.01)
-------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                       1.16              0.89             5.51             (1.12)
-------------------------------------    -------------     -------------    -------------     -------------
  Total from Investment Operations                0.98              0.84             5.44             (1.13)
-------------------------------------    -------------     -------------    -------------     -------------
Distributions to shareholders from:
-------------------------------------
  Net investment income                             --                --               --                --
-------------------------------------
  In excess of net investment income                --                --               --                --
-------------------------------------
  Net realized gain on investment                (1.44)            (1.74)           (1.15)               --
-------------------------------------    -------------     -------------    -------------     -------------
  Total Distributions                            (1.44)            (1.74)           (1.15)               --
-------------------------------------    -------------     -------------    -------------     -------------
Net Asset Value, End of Period               $   15.52         $   15.98        $   16.88         $   12.59
-------------------------------------    =============     =============    =============     =============
Total Return (excludes sales charge)             6.79%             5.03%           46.05%             1.11% (e)
-------------------------------------
Ratios to Average Net Assets:
-------------------------------------
Expenses                                         1.85%             1.61%            1.75%             1.78% (b)
-------------------------------------
Net investment income/(loss)                    (1.07%)           (0.81%)          (0.62%)           (0.51%)(b)
-------------------------------------
Expense waiver/reimbursement (c)                 0.32%             0.44%            0.27%             0.06% (b)
-------------------------------------
Supplemental data:
-------------------------------------
Net Assets at end of period (000)            $     794         $   1,049        $     439         $     229
-------------------------------------
Portfolio turnover (d)                             49%               44%              52%               54%
-------------------------------------

 * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.

** Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.

(a)  Not annualized.

(b)  Annualized.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 23, 1996 plus the total return for Investment C shares for the period fro April 24, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
International Equity Fund -- Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                             Period ended
                                            July 31, 1999*

Institutional Shares
Net Asset Value, Beginning of Period          $     10.50
---------------------------------------     -------------
Income from Investment Operations
---------------------------------------
 Net investment income/(loss)                        0.09
---------------------------------------
 Net realized and unrealized gains/
 (losses) from investments                           2.52
---------------------------------------     -------------
 Total from Investment Operations                    2.61
---------------------------------------     -------------
Distributions to shareholders from:
---------------------------------------
 Net investment income                             (0.14)
---------------------------------------
 In excess of net investment income                (0.10)
---------------------------------------
 Net realized gains                                (0.07)
---------------------------------------     -------------
 Total Distributions                               (0.31)
---------------------------------------     -------------
Net Asset Value, End of Period                   $  12.80
---------------------------------------     =============
Total Return (excludes sales charge)               25.02% (a)
---------------------------------------
Ratios to Average Net Assets:
---------------------------------------
Expenses                                            1.50% (b)
---------------------------------------
Net investment income/(loss)                         0.67 (b)
---------------------------------------
Expense waiver/reimbursement (c)                    0.00% (b)
---------------------------------------
Supplemental data:
---------------------------------------
Net Assets at end of period (000)                $172,388
---------------------------------------
Portfolio turnover (d)                                42%
---------------------------------------


                                        Year ended         Year ended        Year ended      Year ended         Period ended
                                       July 31, 1999      July 31, 1998     July 31, 1997   July 31, 1996      July 31, 1995**
                                       -------------      -------------     -------------   -------------      -------------
Investment A Shares
-------------------------------------
Net Asset Value, Beginning of Period    $      12.56        $     12.05       $     10.74     $      9.83        $     10.00
-------------------------------------  -------------      -------------     -------------   -------------      -------------
Income from Investment Operations
-------------------------------------
 Net investment income/(loss)                   0.03               0.09              0.04            0.01               0.05
-------------------------------------
 Net realized and unrealized gains/
 (losses) from investments                      0.49               1.31              2.15            0.90             (0.22)
-------------------------------------  -------------      -------------     -------------   -------------      -------------
 Total from Investment Operations               0.52               1.40              2.19            0.91             (0.17)
-------------------------------------  -------------      -------------     -------------   -------------      -------------
Distributions to shareholders from:
-------------------------------------
 Net investment income                        (0.08)             (0.59)            (0.66)              --                 --
-------------------------------------
 In excess of net investment income           (0.09)                 --            (0.16)              --                 --
-------------------------------------
 Net realized gains                           (0.07)             (0.30)            (0.06)              --                 --
-------------------------------------  -------------      -------------     -------------   -------------      -------------
 Total Distributions                          (0.24)             (0.89)            (0.88)              --                 --
-------------------------------------  -------------      -------------     -------------   -------------      -------------
Net Asset Value, End of Period           $     12.84        $     12.56       $     12.05     $     10.74        $      9.83
-------------------------------------  =============      =============     =============   =============      =============
Total Return (excludes sales charge)           4.23%             13.29%            21.78%           9.26%            (1.70%) (a)
-------------------------------------
Ratios to Average Net Assets:
-------------------------------------
Expenses                                       1.52%              1.47%             1.38%           1.61%              1.65% (b)
-------------------------------------
Net investment income/(loss)                   0.03%              0.66%             0.39%           0.32%              0.62% (b)
-------------------------------------
Expense waiver/reimbursement (c)               0.18%              0.35%             0.35%           0.05%              0.07% (b)
-------------------------------------
Supplemental data:
-------------------------------------
Net Assets at end of period (000)        $     5,821        $   163,297       $   151,728     $   120,349        $    86,442
-------------------------------------
Portfolio turnover (d)                           42%                39%               60%             41%                54%
-------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
International Equity Fund -- Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                      Year ended     Year ended     Year ended    Period ended
                                    July 31, 1999  July 31, 1998  July 31, 1997   July 31, 1996***
                                    -------------  -------------  -------------   -------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period   $    12.51       $  12.01        $ 10.71        $  11.21
------------------------------------  -----------  -------------  -------------   -------------
Income from Investment Operations
------------------------------------
  Net investment income/(loss)                 --          (0.06)        (0.02)           0.01
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                  0.46           1.39          2.16           (0.51)
------------------------------------  -----------  -------------  -------------   -------------
  Total from Investment Operations           0.46           1.33          2.14           (0.50)
------------------------------------  -----------  -------------  -------------   -------------
Distributions to shareholders from:
------------------------------------
  Net investment income                     (0.14)         (0.53)        (0.46)             --
------------------------------------
  In excess of net investment income           --             --         (0.32)             --
------------------------------------
  Net realized gains                        (0.07)         (0.30)        (0.06)             --
------------------------------------  -----------  -------------  -------------   -------------
  Total Distributions                       (0.21)         (0.83)        (0.84)             --
------------------------------------  -----------  -------------  -------------   -------------
Net Asset Value, End of Period         $    12.76        $ 12.51       $ 12.01        $  10.71
------------------------------------  ===========  =============  =============   =============
Total Return (excludes sales charge)         3.79%         12.57%        21.25%          8.95% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                     2.25%          2.22%         2.13%          2.34% (b)
------------------------------------
Net investment income/(loss)                (0.08%)        (0.09%)       (0.28%)         0.76% (b)
------------------------------------
Expense waiver/reimbursement (c)             0.25%          0.25%         0.25%          0.00% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)      $      235        $   291       $   210        $     57
------------------------------------
Portfolio turnover (d)                         42%            39%           60%            41%
------------------------------------

  * Reflects operations for the period from October 9, 1998 (date of commencement of operations) to July 31, 1999.
 ** Reflects operations for the period from August 19, 1994 (date of commencement of operations) to July 31, 1995.
*** Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Bond Fund For Income -- Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                           Period ended
                                          July 31, 1999*
                                          -------------

Institutional Shares
----------------------------------------
Net Asset Value, Beginning of Period        $     12.27
----------------------------------------  -------------
Investment Operations
----------------------------------------
  Net investment income/(loss)                    0.56
----------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                      (0.30)
----------------------------------------  -------------
  Total from Investment Operations:               0.26
----------------------------------------  -------------
Distributions to shareholders from:
----------------------------------------
  Net investment income                          (0.62)
----------------------------------------
  In excess of net investments                      --
----------------------------------------
  Net realized gains                             (0.21)
----------------------------------------  -------------
  Total Distributions                            (0.83)
----------------------------------------  -------------
Net Asset Value, End of Period              $    11.70
----------------------------------------  =============
Total Return (excludes sales charge)              2.12% (a)
----------------------------------------
Ratios to Average Net Assets:
----------------------------------------
Expenses                                          0.75% (b)
----------------------------------------
Net investment income/(loss)                      5.12% (b)
----------------------------------------
Expense waiver/reimbursement (c)                  0.03% (b)
----------------------------------------
Supplemental data:
----------------------------------------
Net Assets at end of period (000)              $198,212
----------------------------------------
Portfolio turnover (d)                             104%
----------------------------------------

                                       Year ended      Year ended      Period ended
                                     July 31, 1999   July 31, 1998    July 31, 1997**
                                     --------------  --------------   --------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period   $     12.19    $      12.19     $      12.00
------------------------------------ --------------  --------------   --------------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                0.71            0.68             0.37
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                  (0.41)           0.06             0.18
------------------------------------ --------------  --------------   --------------
  Total from Investment Operations            0.30            0.74             0.55
------------------------------------ --------------  --------------   --------------
Distributions to shareholders from:
------------------------------------
  Net investment income                      (0.59)          (0.69)           (0.36)
------------------------------------
  In excess from net investments                --              --               --
------------------------------------
  Net realized gains                         (0.21)          (0.05)              --
------------------------------------ --------------  --------------   --------------
  Total Distributions                        (0.80)          (0.74)           (0.36)
------------------------------------ --------------  --------------   --------------
Net Asset Value, End of Period         $     11.69    $      12.19     $      12.19
------------------------------------ ==============  ==============   ==============
Total Return (excludes sales charge)         2.42%           6.23%            4.64% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                     0.97%           0.75%            0.79% (b)
------------------------------------
Net investment income/(loss)                 4.80%           5.54%            6.08% (b)
------------------------------------
Expense waiver/reimbursement (c)             0.05%           0.42%            0.42% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)      $    40,508    $    188,071     $    157,108
------------------------------------
Portfolio turnover (d)                        104%            127%             157%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Bond Fund For Income -- Financial Highlights (continued)
-----------------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                        Year ended     Year ended       Period ended
                                      July 31, 1999  July 31, 1998***  July 31, 1997**
                                      -------------- --------------    -------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period     $    12.19    $     12.18         $  12.00
------------------------------------  -------------- --------------    -------------
Income from Investment Operations
------------------------------------
  Net investment income/(loss)                 0.53           0.60            (0.01)
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                   (0.29)          0.05             0.50
------------------------------------  -------------- --------------    -------------
  Total from Investment Operations             0.24           0.65             0.49
------------------------------------  -------------- --------------    -------------
Distributions to shareholders from:
------------------------------------
  Net investment income                       (0.53)         (0.59)           (0.22)
------------------------------------
  In excess of net investment income             --             --            (0.09)
------------------------------------
  Net realized gains                          (0.21)         (0.05)              --
------------------------------------  -------------- --------------    -------------
  Total Distributions                         (0.74)         (0.64)           (0.31)
------------------------------------  -------------- --------------    -------------
Net Asset Value, End of Period           $    11.69     $    12.19         $  12.18
------------------------------------  ============== ==============    =============
Total Return (excludes sales charge)           1.92%          5.50%            4.18% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       1.54%          1.34%            1.54% (b)
------------------------------------
Net investment income/(loss)                   3.40%          4.89%            4.20% (b)
------------------------------------
Expense waiver/reimbursement (c)               0.28%          0.32%            0.26% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)        $      567     $      230         $      6
------------------------------------
Portfolio turnover (d)                          104%           127%             157%
------------------------------------

  * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
 ** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
***  Per share information is calculated using the average share method.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Quality Bond Fund -- Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                         Period ended
                                        July 31, 1999*
                                        --------------

Institutional Shares
-------------------------------------
Net Asset Value, Beginning of Period        $  10.02
-------------------------------------    ------------
Income from Investment Operations
-------------------------------------
  Net investment income                         0.48
-------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                    (0.38)
-------------------------------------    ------------
  Total from Investment Operations              0.10
-------------------------------------    ------------
Distributions to shareholders from:
-------------------------------------
  Net investment income                        (0.49)
-------------------------------------
  In excess of net investments                    --
-------------------------------------
  Net realized gains                           (0.11)
-------------------------------------    ------------
  Total Distributions                          (0.60)
-------------------------------------    ------------
Net Asset Value, End of Period              $   9.52
-------------------------------------    ============
Total Return (excludes sales charge)            0.88% (a)
-------------------------------------
Ratios to Average Net Assets:
-------------------------------------
Expenses                                        0.75% (b)
-------------------------------------
Net investment income/(loss)                    4.95% (b)
-------------------------------------
Expense waiver/reimbursement (c)                0.11% (b)
-------------------------------------
Supplemental data:
-------------------------------------
Net Assets at end of period (000)           $133,537
-------------------------------------
Portfolio turnover (d)                           349%
-------------------------------------

                                        Year ended       Year ended       Year ended        Year ended        Year ended
                                      July 31, 1999   July 31, 1998    July 31, 1997     July 31, 1996     July 31, 1995
                                      --------------  --------------   --------------   ---------------   --------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period    $      9.96    $      9.85     $       9.52         $     9.72      $      9.55
------------------------------------  --------------  --------------   --------------   ---------------   --------------
Investment Operations
------------------------------------
  Net investment income/(loss)                 0.65           0.54             0.55               0.56             0.64
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                   (0.51)          0.12             0.32              (0.19)            0.17
------------------------------------  --------------  --------------   --------------   ---------------   --------------
  Total from Investment Operations             0.14           0.66             0.87               0.37             0.81
------------------------------------  --------------  --------------   --------------   ---------------   --------------
Distributions to shareholders from:
------------------------------------
  Net investment income                       (0.47)         (0.55)           (0.54)             (0.57)           (0.64)
------------------------------------
  In excess of net investment income             --             --               --                 --               --
------------------------------------
  Net realized gains                          (0.11)            --               --                 --               --
------------------------------------  --------------  --------------   --------------   ---------------   --------------
  Total Distributions                         (0.58)         (0.55)           (0.54)             (0.57)           (0.64)
------------------------------------  --------------  --------------   --------------   ---------------   --------------
Net Asset Value, End of Period          $      9.52    $      9.96      $      9.85        $      9.52      $      9.72
------------------------------------  ==============  ==============   ==============   ===============   ==============
Total Return (excludes sales charge)           1.26%          6.91%            9.43%              3.86%            8.89%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       0.92%          0.75%            0.75%              0.75%            0.75%
------------------------------------
Net investment income/(loss)                   4.85%          5.50%            5.71%              5.80%            6.72%
------------------------------------
Expense waiver/reimbursement (c)               0.17%          0.45%            0.41%              0.06%            0.09%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)       $     9,826    $   107,794      $    91,789        $    83,422      $    55,767
------------------------------------
Portfolio turnover (d)                          349%           279%             181%               117%             138%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Quality Bond Fund -- Financial Highlights (continued)
------------------------------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                       Year ended      Year ended      Year ended    Period ended
                                     July 31, 1999   July 31, 1998   July 31, 1997   July 31, 1996**
                                     --------------  -------------  --------------  --------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period       $  9.95        $  9.86         $  9.53         $  9.62
------------------------------------  -------------  -------------  --------------  --------------
Income from Investment Operations
------------------------------------
  Net investment income/(loss)                0.43           0.48            0.49            0.14
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                  (0.33)          0.09            0.32           (0.08)
------------------------------------  -------------  -------------  --------------  --------------
  Total from Investment Operations            0.10           0.57            0.81            0.06
------------------------------------  -------------  -------------  --------------  --------------
Distributions to shareholders from:
------------------------------------
  Net investment income                      (0.43)         (0.48)          (0.48)          (0.15)
------------------------------------
  In excess of net investment income            --             --              --              --
------------------------------------
  Net realized gains                         (0.11)            --              --              --
------------------------------------  -------------  -------------  --------------  --------------
  Total Distributions                        (0.54)         (0.48)          (0.48)          (0.15)
------------------------------------  -------------  -------------  --------------  --------------
Net Asset Value, End of Period             $  9.51        $  9.95         $  9.86         $  9.53
------------------------------------  =============  =============  ==============  ==============
Total Return (excludes sales charge)         0.75%          5.92%          8.68%           3.71% (e)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                     1.43%           1.50%          1.50%           1.52% (b)
------------------------------------
Net investment income/(loss)                 4.23%           4.76%          4.97%           5.03% (b)
------------------------------------
Expense waiver/reimbursement (c)             0.36%           0.35%          0.31%           0.09% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)          $   811         $   399        $   204         $   162
------------------------------------
Portfolio turnover (d)                        349%            279%           181%            117%
------------------------------------

 * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from April 25, 1996 (date of commencement of operations) to July 31, 1996.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for the Investment C shares for the period from April 25, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
U.S. Government Securities Fund -- Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                       Period ended
                                       July 31, 1999*
                                       --------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period        $   9.89
------------------------------------   --------------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                  0.46
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                    (0.22)
------------------------------------   --------------
  Total from Investment Operations              0.24
------------------------------------   --------------
Distributions to shareholders from:
------------------------------------
  Net investment income                        (0.49)
------------------------------------   --------------
  Total Distributions                          (0.49)
------------------------------------   --------------
Net Asset Value, End of Period              $   9.64
------------------------------------   ==============
Total Return (excludes sales charge)           2.43% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       0.75% (b)
------------------------------------
Net investment income/(loss)                   4.80% (b)
------------------------------------
Expense waiver/reimbursement (c)               0.28% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)           $ 42,239
------------------------------------
Portfolio turnover (d)                           93%
------------------------------------

                                        Year ended      Year ended     Year ended     Year ended     Year ended
                                      July 31, 1999   July 31, 1998  July 31, 1997  July 31, 1996  July 31, 1995
                                      --------------  -------------- -------------- -------------- --------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period     $     9.82      $     9.75     $     9.55     $     9.77     $     9.64
------------------------------------  --------------  -------------- -------------- -------------- --------------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                 0.55            0.52           0.54           0.55           0.58
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                   (0.26)           0.07           0.19          (0.20)          0.13
------------------------------------  --------------  -------------- -------------- -------------- --------------
  Total from Investment Operations             0.29            0.59           0.73           0.35           0.71
------------------------------------  --------------  -------------- -------------- -------------- --------------
Distributions to shareholders from:
------------------------------------
  Net investment income                       (0.47)          (0.52)         (0.53)         (0.57)         (0.58)
------------------------------------  --------------  -------------- -------------- -------------- --------------
  Total Distributions                         (0.47)          (0.52)         (0.53)         (0.57)         (0.58)
------------------------------------  --------------  -------------- -------------- -------------- --------------
Net Asset Value, End of Period           $     9.64      $     9.82     $     9.75     $     9.55     $     9.77
------------------------------------  ==============  ============== ============== ============== ==============
Total Return (excludes sales charge)          2.89%           6.17%          7.83%          3.63%          7.66%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                      0.95%           0.75%          0.75%          0.75%          0.75%
------------------------------------
Net investment income/(loss)                  4.62%           5.30%          5.56%          5.67%          5.98%
------------------------------------
Expense waiver/reimbursement (c)              0.33%           0.53%          0.50%          0.29%          0.39%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)        $    5,192      $   41,550     $   42,414     $   30,754     $   25,054
------------------------------------
Portfolio turnover (d)                          93%            155%           169%           103%           115%
------------------------------------

(See Notes which are an integral part of the Financial Statements)


Fifth Third Funds
U.S. Government Securities Fund -- Financial Highlights (continued)
-------------------------------------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                         Year ended       Year ended       Year ended        Period ended
                                       July 31, 1999    July 31, 1998    July 31, 1997     July 31, 1996**
                                       --------------   --------------   --------------   ---------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period         $  9.80          $  9.75          $  9.56          $  9.65
------------------------------------   --------------   --------------   --------------   ---------------
Income from Investment Operations
------------------------------------
  Net investment income/(loss)                  0.41             0.46             0.46             0.16
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                    (0.18)            0.04             0.19            (0.10)
------------------------------------   --------------   --------------   --------------   ---------------
  Total from Investment Operations              0.23             0.50             0.65             0.06
------------------------------------   --------------   --------------   --------------   ---------------
Distributions to shareholders from:
------------------------------------
  Net investment income                        (0.42)           (0.45)           (0.46)           (0.15)
------------------------------------   --------------   --------------   --------------   ---------------
  Total Distributions                          (0.42)           (0.45)           (0.46)           (0.15)
------------------------------------   --------------   --------------   --------------   ---------------
Net Asset Value, End of Period               $  9.61          $  9.80          $  9.75          $  9.56
------------------------------------   ==============   ==============   ==============   ===============
Total Return (excludes sales charge)           2.31%            5.19%            6.92%            3.48% (e)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       1.40%            1.50%            1.50%            1.52% (b)
------------------------------------
Net investment income/(loss)                   4.20%            4.56%            4.82%            4.80% (b)
------------------------------------
Expense waiver/reimbursement (c)               0.54%            0.43%            0.40%            0.37% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)            $   431          $   118          $    75          $    49
------------------------------------
Portfolio turnover (d)                           93%             155%             169%             103%
------------------------------------

 * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1996.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 23, 1996 plus the total return for Investment C shares for the period from April 24, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Municipal Bond Fund -- Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                           Period ended
                                          July 31, 1999*
                                          -------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period           $ 12.30
------------------------------------      -------------
Income from Investment Operations:
------------------------------------
  Net investment income/(loss)                    0.47
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                      (0.32)
------------------------------------      -------------
  Total from Investment Operations                0.15
------------------------------------      -------------
Distributions to shareholders from:
------------------------------------
  Net investment income                          (0.47)
------------------------------------
  In excess of net investment income                --
------------------------------------
  Net realized gains                             (0.21)
------------------------------------      -------------
  Total Distributions                            (0.68)
------------------------------------      -------------
Net Asset Value, End of Period                $  11.77
------------------------------------      =============
Total Return (excludes sales charge)              1.18% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                          0.75% (b)
------------------------------------
Net investment income/(loss)                      3.79% (b)
------------------------------------
Expense waiver/reimbursement (c)                  0.11% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)             $114,923
------------------------------------
Portfolio turnover (d)                             110%
------------------------------------

                                                      Year ended      Year ended    Period ended
                                                    July 31, 1999   July 31, 1998  July 31, 1997**
                                                    --------------  -------------- --------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period                   $    12.24     $     12.33    $     12.00
------------------------------------                --------------  -------------- --------------
Income from Investment Operations
------------------------------------
  Net investment income/(loss)                               0.45            0.50           0.28
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                                 (0.25)           0.01           0.32
------------------------------------                --------------  -------------- --------------
  Total from Investment Operations                           0.20            0.51           0.60
------------------------------------                --------------  -------------- --------------
Distributions to shareholders from:
------------------------------------
  Net investment income                                     (0.44)          (0.51)         (0.27)
------------------------------------
  In excess of net investment
  income/(loss)                                                --              --             --
------------------------------------
  Net realized gains                                        (0.21)          (0.09)            --
------------------------------------                --------------  -------------- --------------
  Total Distributions                                       (0.65)          (0.60)         (0.27)
------------------------------------                --------------  -------------- --------------
Net Asset Value, End of Period                         $    11.79     $     12.24    $     12.33
------------------------------------                ==============  ============== ==============
Total Return (excludes sales charge)                         1.56%           4.28%          5.04% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                                     0.81%           0.76%          0.81% (b)
------------------------------------
Net investment income/(loss)                                 3.99%           4.09%          4.44% (b)
------------------------------------
Expense waiver/reimbursement(c)                              0.31%           0.45%          0.42% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)                      $      386     $   117,333    $   101,616
------------------------------------
Portfolio turnover (d)                                        110%            121%            63%

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Municipal Bond Fund -- Financial Highlights (continued)
-------------------------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                               Year ended          Period ended      Period ended
                                              July 31, 1999****   July 31, 1998***  July 31, 1997**
                                              --------------      --------------    --------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period           $         --          $    12.33       $     12.00
------------------------------------          --------------      --------------    --------------
Investment Operations
------------------------------------
  Net investment income/(loss)                                             0.18             (0.20)
------------------------------------
  Net realized and unrealized gains/
  (losses) from investments                              --                0.07              0.75
------------------------------------          --------------      --------------    --------------
  Total from Investment Operations                       --                0.25              0.55
------------------------------------          --------------      --------------    --------------
Distributions to shareholders from:
------------------------------------
  Net investment income                                                   (0.18)            (0.16)
------------------------------------
  In excess of net investment income                     --                  --             (0.06)
------------------------------------
  Net realized gains                                                      (0.09)               --
------------------------------------          --------------      --------------    --------------
  Total Distributions                                    --               (0.27)            (0.22)
------------------------------------          --------------      --------------    --------------
Net Asset Value, End of Period                           --          $    12.31       $     12.33
------------------------------------          ==============      ==============    ==============
Total Return (excludes sales charge)                    N/A                2.03% (a)         4.65% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                                N/A                1.51% (b)         1.56% (b)
------------------------------------
Net investment income/(loss)                            N/A                3.41% (b)         3.09% (b)
------------------------------------
Expense waiver/reimbursement (c)                        N/A                0.37% (b)         0.26% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)              $         --           $      --       $        11
------------------------------------
Portfolio turnover (d)                                  110%                121%               63%
------------------------------------

  * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
 ** Reflects operations for the period from January 27, 1997 (date of commencement of operations) to July 31, 1997.
*** Reflects operations for the period from August 1, 1997 (date of commencement of operations) to January 8, 1998. As of July 31, 1998, no shares or assets existed in the Investment C Shares. The ending net asset value is the last NAV for a share redeemed on January 8, 1998. Per share information information is calculated using the average share method for Investment C Shares.
**** As of July 31, 1999, no shares or assets existed in the Investment C
     Shares. The Municipal Bond Investment C Shares continue to be open for investment with an offering price equal to the Municpal Bond Fund Investment A Shares.

(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Ohio Tax Free Bond Fund - Financial Highlights
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)

                                        Period ending
                                       July 31, 1999*
                                       --------------
Institutional Shares
------------------------------------
Net Asset Value, Beginning of Period    $      10.33
------------------------------------   --------------
Income from Investment Operations:
------------------------------------
 Net investment income                          0.40
------------------------------------
 Net realized and unrealized gains/
 (losses) from investments                     (0.24)
------------------------------------   --------------
 Total from Investment Operations               0.16
------------------------------------   --------------
Distributions to shareholders from:
------------------------------------
 Net investment income                         (0.40)
------------------------------------
 In excess on net investment income            (0.01)
------------------------------------
 Net realized gains                            (0.06)
------------------------------------   --------------
 Total Distributions                           (0.47)
------------------------------------   --------------
Net Asset Value, End of Period          $      10.02
------------------------------------   ==============
Total Return (excludes sales charge)            1.48% (a)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                        0.82% (b)
------------------------------------
Net investment income/(loss)                    3.81% (b)
------------------------------------
Expense waiver/reimbursement (c)                0.05% (b)
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)       $    182,679
------------------------------------
Portfolio turnover (d)                            47%
------------------------------------

                                          Year ended      Year ended     Year ended     Year ended     Year ended
                                        July 31, 1999    July 31, 1998  July 31, 1997  July 31, 1996  July 31, 1995
                                        --------------   -------------- -------------- -------------- --------------
Investment A Shares
------------------------------------
Net Asset Value, Beginning of Period    $       10.29     $      10.31    $     10.01  $        9.99  $        9.75
------------------------------------    --------------   -------------- -------------- -------------- --------------
Income from Investment Operations
------------------------------------
 Net investment income                           0.46             0.42           0.43           0.40           0.42
------------------------------------
 Net realized and unrealized gains/
 (losses) from investments                      (0.29)            0.02           0.30           0.03           0.24
------------------------------------    --------------   -------------- -------------- -------------- --------------
 Total from Investment Operations                0.17             0.44           0.73           0.43           0.66
------------------------------------    --------------   -------------- -------------- -------------- --------------
Distributions to shareholders from:
------------------------------------
 Net investment income                          (0.38)           (0.42)         (0.43)         (0.41)         (0.42)
------------------------------------
 In excess of net investment income                --               --             --             --             --
------------------------------------
 Net realized gains                             (0.06)           (0.04)            --             --             --
------------------------------------    --------------   -------------- -------------- -------------- --------------
 Total Distributions                            (0.44)           (0.46)         (0.43)         (0.41)         (0.42)
------------------------------------    --------------   -------------- -------------- -------------- --------------
Net Asset Value, End of Period          $       10.02     $      10.29    $     10.31  $       10.01  $        9.99
------------------------------------    ==============   ============== ============== ============== ==============
Total Return (excludes sales charge)             1.63%            4.38%          7.49%          4.33%          7.02%
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                         1.00%            0.74%          0.75%          0.74%          0.35%
------------------------------------
Net investment income/(loss)                     3.68%            4.09%          4.27%          4.01%          4.36%
------------------------------------
Expense waiver/reimbursement (c)                 0.21%            0.43%          0.37%          0.32%          0.77%
------------------------------------
Supplemental data:
------------------------------------
Net Assets at end of period (000)       $      22,008     $    188,966    $   168,800     $   35,463     $   28,315
------------------------------------
Portfolio turnover (d)                             47%              42%            49%            30%            27%
------------------------------------

(See Notes which are an integral part of the Financial Statements)

Fifth Third Funds
Ohio Tax Free Bond Fund -- Financial Highlights (continued)
--------------------------------------------------------------------------------
(For a share outstanding throughout each period)


                                        Year ended     Year ended     Year ended    Period ended
                                      July 31, 1999  July 31, 1998  July 31, 1997  July 31, 1996**
                                      -------------- -------------  -------------- -------------
Investment C Shares
------------------------------------
Net Asset Value, Beginning of Period   $      10.28     $    10.31     $    10.00   $   10.02
------------------------------------  -------------- -------------  -------------- -------------
Incoem from Investment Operations:
------------------------------------
 Net investment income                         0.33           0.35           0.36        0.10
------------------------------------
 Net realized and unrealized gains/
 (losses) from investments                    (0.21)          0.01           0.31       (0.01)
------------------------------------  -------------- -------------  -------------- -------------
 Total from Investment Operations              0.12           0.36           0.67        0.09
------------------------------------  -------------- -------------  -------------- -------------
Distributions to shareholders from:
------------------------------------
 Net investment income                        (0.33)         (0.35)         (0.35)      (0.11)
------------------------------------
 In excess of net investment income              --             --          (0.01)         --
------------------------------------
 Net realized gains                           (0.06)         (0.04)            --          --
------------------------------------  -------------- -------------  -------------- -------------
 Total Distributions                          (0.39)         (0.39)         (0.36)      (0.11)
------------------------------------  -------------- -------------  -------------- -------------
Net Asset Value, End of Period         $      10.01     $    10.28     $    10.31   $   10.00
------------------------------------  ============== =============  ============== =============
Total Return (excludes sales charge)           1.13%          3.56%          6.84%       3.98% (e)
------------------------------------
Ratios to Average Net Assets:
------------------------------------
Expenses                                       1.55%          1.49%          1.50%       1.52% (b)
------------------------------------
Net investment income/(loss)                   3.05%          3.33%          3.51%       3.41% (b)
------------------------------------
Expense waiver/reimbursement (c)               0.38%          0.33%          0.27%       0.28% (b)
------------------------------------
Supplemental data: Net
------------------------------------
Assets at end of period (000)          $      1,071     $      584     $      248    $     38
------------------------------------
Portfolio turnover (d)                           47%            42%            49%         30%
------------------------------------

 * Reflects operations for the period from August 11, 1998 (date of commencement of operations) to July 31, 1999.
** Reflects operations for the period from April 24, 1996 (date of commencement of operations) to July 31, 1999.
(a)  Not annualized.
(b)  Annualized.
(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.
(d) Portfolio turnover is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
(e) Represents total return for Investment A shares for the period from August 1, 1995 to April 24, 1996 plus the total return for Investment C shares for the period fro April 24, 1996 to July 31, 1996.

(See Notes which are an integral part of the Financial Statements)

Report of Independent Auditors
--------------------------------------------------------------------------------


The Board of Trustees and Shareholders
Fifth Third Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of the Fifth Third Quality Growth Fund, Fifth Third Equity Income Fund, Fifth Third Cardinal Fund, Fifth Third Pinnacle Fund, Fifth Third Balanced Fund, Fifth Third Mid Cap Fund, Fifth Third International Equity Fund, Fifth Third Bond Fund for Income, Fifth Third Quality Bond Fund, Fifth Third U.S. Government Securities Fund, Fifth Third Municipal Bond Fund, and Fifth Third Ohio Tax Free Bond Fund (the Funds) as of July 31, 1999, and the related statements of operations, statements of changes in net assets, statements of cash flows and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial statements and financial highlights for the Fifth Third Pinnacle Fund for each of the respective years or periods ended December 31, 1997 were audited by other auditors whose report dated January 27, 1998 expressed an unqualified opinion. The financial statements and financial highlights for Fifth Third Cardinal Fund for each of the respective years or periods ended September 30, 1997 were audited by other auditors whose report dated November 14, 1997 expressed an unqualified opinion.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of July 31, 1999, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of July 31, 1999, and the results of their operations, the changes in their net assets and their financial highlights for each of the periods indicated therein, in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Cincinnati, Ohio
September 22, 1999

Addresses
--------------------------------------------------------------------------------

Fifth Third Quality Growth Fund            Fifth Third Funds
Fifth Third Equity Income Fund             c/o Fifth Third Bank
Fifth Third Cardinal Fund                  38 Fountain Square Plaza
Fifth Third Pinnacle Fund                  Cincinnati, Ohio 45263
Fifth Third Balanced Fund
Fifth Third Mid Cap Fund
Fifth Third International Equity Fund
Fifth Third Bond Fund For Income
Fifth Third Quality Bond Fund
Fifth Third U.S. Government
Securities Fund
Fifth Third Municipal Bond Fund
Fifth Third Ohio Tax Free Bond Fund

--------------------------------------------------------------------------------

Investment Advisor                         Fifth Third Bank
                                           38 Fountain Square Plaza
                                           Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Investment Advisor (Pinnacle Fund only)    Heartland Capital Management, Inc.
                                           251 North Illinois Street, Suite 610
                                           Indianapolis, Indiana 46204

--------------------------------------------------------------------------------

Sub-Advisor (International Equity Fund
only)                                      Morgan Stanley Asset Management, Inc.
                                           1221 Avenue of the Americas
                                           New York, New York 10020

--------------------------------------------------------------------------------

Custodian, Transfer Agent, Dividend
Disbursing Agent, and Sub-Administrator    Fifth Third Bank
                                           38 Fountain Square Plaza
                                           Cincinnati, Ohio 45263

--------------------------------------------------------------------------------

Distributor and Administrator              BISYS Fund Services, L.P.
                                           3435 Stelzer Road
                                           Columbus, Ohio 43219

--------------------------------------------------------------------------------

Independent Auditors                       Ernst & Young LLP
                                           1300 Chiquita Center
                                           250 East Fifth Street
                                           Cincinnati, Ohio 45202

--------------------------------------------------------------------------------

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